     AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON April 29, 2004
                                         REGISTRATION NOS. 33-2081 and 811-04490
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
POST-EFFECTIVE AMENDMENT NO. [42]                                            [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
AMENDMENT NO. [42]                                                           [X]

                                   ----------

                      JOHN HANCOCK VARIABLE SERIES TRUST I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                           BOSTON, MASSACHUSETTS 02117
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (617) 572-6000
                         (REGISTRANT'S TELEPHONE NUMBER)

                            RONALD J. BOCAGE, ESQUIRE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                               JOHN HANCOCK PLACE
                                  P.O. BOX 111
                           BOSTON, MASSACHUSETTS 02117
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                           THOMAS C. LAUERMAN, ESQUIRE
                                 FOLEY & LARDNER
                               3000 K Street N.W.
                             WASHINGTON, D.C. 20007

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[_]  Immediately upon filing pursuant to paragraph (b)

[X]  On May 1, 2004 pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  On May 1, 2003 pursuant to paragraph (a) (1)

[_]  75 days after filing pursuant to paragraph (a)(2)

[_]  On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

This prospectus contains important information about the NAV class shares of the Funds.

JOHN HANCOCK
VARIABLE SERIES TRUST I

May 1, 2004

PROSPECTUS
NAV shares

Equity Index Fund
Large Cap Value Fund
Large Cap Growth Fund
Large Cap Growth B Fund
Fundamental Growth Fund
Earnings Growth Fund
Growth & Income Fund
Fundamental Value Fund
Fundamental Value B Fund
Mid Cap Value Fund
Mid Cap Value B Fund
Mid Cap Growth Fund
Small Cap Value Fund
Small Cap Emerging Growth Fund
Small Cap Growth Fund
International Equity Index Fund
Overseas Equity Fund
Overseas Equity B Fund
Overseas Equity C Fund
Real Estate Equity Fund
Health Sciences Fund
Financial Industries Fund
Managed Fund
Short-Term Bond Fund
Bond Index Fund
Active Bond Fund
Total Return Bond Fund
High Yield Bond Fund
Global Bond Fund
Money Market Fund

                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

Contents

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John Hancock Variable Series           Overview                                    1
Trust I ("Trust")

A fund-by-fund summary of goals,       Your Investment Choices                     2
strategies and risks.                  Equity Index Fund                           8
                                       Large Cap Value Fund                       10
                                       Large Cap Growth Fund                      12
                                       Large Cap Growth B Fund                    14
                                       Fundamental Growth Fund                    16
                                       Earnings Growth Fund                       18
                                       Growth & Income Fund                       20
                                       Fundamental Value Fund                     24
                                       Fundamental Value B Fund                   26
                                       Mid Cap Value Fund                         28
                                       Mid Cap Value B Fund                       30
                                       Mid Cap Growth Fund                        32
                                       Small Cap Value Fund                       34
                                       Small Cap Emerging Growth Fund             38
                                       Small Cap Growth Fund                      40
                                       International Equity Index Fund            42
                                       Overseas Equity Fund                       44
                                       Overseas Equity B Fund                     46
                                       Overseas Equity C Fund                     48
                                       Real Estate Equity Fund                    50
                                       Health Sciences Fund                       54
                                       Financial Industries Fund                  56
                                       Managed Fund                               58
                                       Short-Term Bond Fund                       62
                                       Bond Index Fund                            64
                                       Active Bond Fund                           66
                                       Total Return Bond Fund                     70
                                       High Yield Bond Fund                       72
                                       Global Bond Fund                           74
                                       Money Market Fund                          76

Policies and instructions for opening, Your Account                               78
maintaining and closing an account in  Investments in shares of the funds         78
any fund                               Share price                                78
                                       Valuation                                  78
                                       Conflicts                                  78

Further information on the funds       Funds' Expenses                            79

                                       Dividends and Taxes                        79
                                       Dividends                                  79
                                       Taxes                                      79

                                       Share Classes                              79

                                       Financial Highlights                       80

Further information on the Trust       Trust Business Structure                   90

Additional subadviser information      Appendix A                                 91

                                       Appendix B                                 93

                                       For more information               back cover

Overview

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FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 8. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Fees and Expenses A table describes the fund's fees and expenses and examples show the costs over time.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. other insurance companies that may or may not be affiliated with John Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Hancock changed its form of organization by "demutualizing" and becoming a subsidiary of John Hancock Financial Services, Inc. ("JHFS"). Prior to that date, John Hancock was "John Hancock Mutual Life Insurance Company," a mutual life insurance company that was chartered in 1862. At the end of 2003, JHFS and its subsidiaries (including John Hancock) managed approximately $142.5 billion in assets, of which it owned approximately $100.1 billion.

In April 2004, JHFS was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. To do this, John Hancock uses both quantitative and qualitative tools to evaluate investment expertise, performance, diversification, style consistency and risk. This evaluation typically includes on-site due diligence meetings with subadvisers, periodic face-to-face meetings and other communication. While short-term investment performance is monitored, it is not the primary factor in the selection or termination of a subadviser.

John Hancock also oversees the allocation of a fund's assets between and among subadvisers for those funds that are "multi-managed" (Growth & Income, Small Cap Value, Real Estate Equity, Managed and Active Bond Funds), and manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

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The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. 30 of these funds are available under your variable contract. Each fund has its own strategy and its own risk/reward profile. The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by investment style.

Capitalization                   Equity funds can be categorized by market capitalization, which is defined as the market value of all shares of a company's stock. Capitalization requirements for each equity fund are described in the "Goal and Strategy" discussion for the fund and will differ from fund to fund within each capitalization category. For more information on these capitalization requirements, turn to page 5. In volatile market environments, a fund's market cap ex-
                                 posure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transaction costs.

                                 Large Cap Funds:
.. Equity Index Fund              These funds invest primarily in large, well-established companies that typically are very actively traded and provide more stable investment returns over time. Large cap funds are
.. Large Cap Value Fund           appropriate for investors who want the least volatile investment returns within the overall equity markets.
.. Large Cap Growth Fund

.. Large Cap Growth B Fund

.. Fundamental Growth Fund

.. Earnings Growth Fund

.. Growth & Income Fund

.. Fundamental Value Fund

.. Fundamental Value B Fund

                                 Mid Cap Funds:
.. Mid Cap Value Fund             These funds invest primarily in medium-sized, less established companies that are less ac-
                                 tively traded and provide more share price volatility over time than large cap stocks. Mid
.. Mid Cap Value B Fund           cap funds are appropriate for investors who are willing to accept more volatile investment returns within the overall equity markets for the potential reward of higher long-term
.. Mid Cap Growth Fund            returns.

                                 Small Cap Funds:
.. Small Cap Value Fund           These funds invest primarily in small newly established companies that are less actively traded and have a high level of share price volatility over time. Small cap funds are appro-
.. Small Cap Emerging Growth Fund priate for investors who are willing to accept the most volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.
.. Small Cap Growth Fund

Investment Style

                                 Value Funds:
.. Large Cap Value Fund           Value funds invest in companies that are attractively priced, considering their asset and earnings history. These stocks typically pay above average dividends and have low stock
.. Fundamental Value Fund         prices relative to measures of earnings and book value. Value funds are appropriate for in-
                                 vestors who want some dividend income and the potential for capital gains, but are less tol-
.. Fundamental Value B Fund       erant of share-price fluctuations.

.. Mid Cap Value Fund

.. Mid Cap Value B Fund

.. Small Cap Value Fund


                                 Growth Funds:
.. Large Cap Growth Fund          Growth funds invest in companies
                                 believed to have above-average
.. Large Cap Growth B Fund        prospects for capital growth due to
                                 their strong earnings and revenue
.. Fundamental Growth Fund        potential. Growth stocks typically have
                                 high stock prices relative to measures
.. Earnings Growth Fund           of earnings and book value. Growth
                                 funds are appro-priate for investors
.. Mid Cap Growth Fund            who are willing to accept more
                                 share-price volatility for the
.. Small Cap Emerging Growth Fund potential reward of higher long-term returns.
.. Small Cap Growth Fund

                                 Blend Funds:
.. Equity Index Fund              Blend funds invest in both value and
                                 growth companies. Blend funds are
.. Growth & Income Fund           appropriate for investors who seek both
                                 dividend and capital appreciation
                                 characteristics.

SECTOR FUNDS
Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific tothat sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overallequity market.

.. Real Estate Equity Fund

.. Health Sciences Fund

.. Financial Industries Fund

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range.Domestic balanced funds invest in U.S. stocks and bonds.

.. Managed Fund

BOND FUNDS
Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity                 Bond maturity is a key measure of
                                 interest rate risk. A bond's maturity
                                 measures the time remaining until the
                                 bond matures, or until the repayment of
                                 the bond's principal comes due. The
                                 longer a bond's maturity, the more
                                 sensitive the bond's price is to
                                 changes in interest rates.

                                 Short:
.. Money Market Fund              These funds invest primarily in bonds
                                 with short maturities, and maintain a
.. Short-Term Bond Fund           weighted aver-age effective maturity
                                 which is typically between one and
                                 three years. These funds have less
                                 interest rate risk than
                                 intermediate-term bond funds.

                                 Intermediate:
.. Bond Index Fund                These funds invest in bonds of all
                                 maturities and maintain a weighted
.. Active Bond Fund               average effective maturity which is
                                 typically between three and ten years.
.. Total Return Bond Fund         These funds have more interest rate
                                 risk than short-term bond funds.
.. High Yield Bond Fund

.. Global Bond Fund


Credit Quality                    Credit quality is a measure of the
                                  ability of a bond issuer to meet its
                                  financial obligations and repay
                                  principal and interest. High quality
                                  bonds have less credit risk than lower
                                  quality bonds. Investment grade bonds
                                  typically have "high" or "medium"
                                  credit quality ratings (as defined
                                  below), while high-yield bonds have
                                  "low" credit quality ratings.

                                  High:
.. Money Market Fund               These funds focus on the highest-rated,
                                  most creditworthy bonds or money market
.. Bond Index Fund                 instruments and typically maintain an
                                  average credit quality rating of
                                  AAA/Aaa (A-1/P-1 for money market
                                  funds).

                                  Medium:
.. Global Bond Fund                These funds invest in bonds of all
                                  credit quality levels with a focus on
.. Short-Term Bond Fund            investment grade bonds. These funds
                                  typically maintain an average credit
.. Active Bond Fund                quality rating of AA/Aa, A or BBB/Baa.

.. Total Return Bond Fund

                                  Low:
.. High Yield Bond Fund            These funds invest primarily in lower
                                  rated bonds--known as high yield or
                                  "junk" bonds. These funds typically
                                  maintain a below investment-grade
                                  average credit quality rating of BB/Ba
                                  or B.

INTERNATIONAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. These funds can be categorized by the types of marketsthey invest in.

                                  Developed Markets:
.. International Equity Index Fund These funds invest primarily in the larger, well-established developed or
.. Overseas Equity Fund            industrialized markets around the
                                  world. These funds have a lower level
.. Overseas Equity B Fund          of foreign securities risk than
                                  emerging market funds. (Emerging market
.. Overseas Equity C Fund          funds invest primarily in developing or
                                  emerg-ing markets.)

MARKET CAPITALIZATION DATA
In the following pages of this prospectus, some of the equity funds describe their market capitalization requirements by referring to one or more indexes that are widely recognized as a source of market capitalization data. Publishers of an equity index typically define constituents at least annually. The range of market capitalizations for each index changes with daily changes in the overall equity market levels.

Market capitalization ranges for the following indexes are based on statistics at year-end 2003:

                             Smallest      Largest      Weighted Average     Used with the following
          Index               Stock         Stock     Market Capitalization         Fund(s):
S&P 500                    $896 Million $ 310 Billion    $ 90.4 Billion     Equity Index
                                                                            Growth & Income
                                                                            Managed
Russell 1000(R)            $695 Million $ 310 Billion    $ 81.6 Billion     Large Cap Value
                                                                            Fundamental Value
                                                                            Fundamental Value B
                                                                            Large Cap Growth
                                                                            Large Cap Growth B
                                                                            Earnings Growth
                                                                            Growth & Income
                                                                            Managed
Russell 1000(R) Value      $695 Million $ 274 Billion    $ 61.9 Billion     Large Cap Value
                                                                            Fundamental Value
                                                                            Fundamental Value B
Russell 1000(R) Growth     $695 Million $ 310 Billion    $101.1 Billion     Large Cap Growth
                                                                            Large Cap Growth B
                                                                            Fundamental Growth
                                                                            Earnings Growth
Russell Mid Cap(TM)        $695 Million $17.0 Billion    $  5.9 Billion     Mid Cap Value
                                                                            Mid Cap Value B
                                                                            Mid Cap Growth
Russell Mid Cap(TM) Value  $695 Million $13.9 Billion    $  5.8 Billion     Mid Cap Value
                                                                            Mid Cap Value B
Russell Mid Cap(TM) Growth $695 Million $17.0 Billion    $  6.1 Billion     Mid Cap Growth
Russell 2000(R)            $ 42 Million $ 2.0 Billion    $  860 Million     Small Cap Value
                                                                            Small Cap Emerging Growth
                                                                            Small Cap Growth
Russell 2000(R) Value      $ 42 Million $ 2.0 Billion    $  840 Million     Small Cap Value
Russell 2000(R) Growth     $ 63 Million $ 2.0 Billion    $  870 Million     Small Cap Emerging Growth
                                                                            Small Cap Growth

The Russell 1000(R) Index, Russell 1000(R) Value Index, Russell 1000(R) Growth Index, Russell Mid Cap(TM) Index, Russell Mid Cap(TM) Value Index, Russell Mid Cap(TM) Growth Index, Russell 2000(R) Index, Russell 2000(R) Value Index and Russell 2000(R) Growth Index are service marks or trademarks of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

"S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's," "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.

ADDITIONAL INFORMATION

Manager of Managers Arrangement
A "manager of managers" arrangement is now quite common among mutual funds that employ subadvisers to manage investment portfolios. This type of arrangement allows a fund, its overall investment manager and the fund's subadviser to enter into various new or amended sub-investment management agreements without the need to obtain additional shareholder and contract owner approval.

This arrangement permits John Hancock and the Trust, under certain circumstances, to select or change subadvisers, enter into new agreements with subadvisers or amend existing agreements with subadvisers, without first obtaining shareholder approval. (The Funds must still obtain shareholder approval of any agreement with a subadviser that is an affiliate of John Hancock.) John Hancock believes that the arrangement permits changes in subadvisory arrangements faster and at lower cost, since the need for the Funds to seek additional shareholder approval for such changes will be reduced. Shareholders for each of the Funds previously approved the arrangement.

Shareholders of a Fund will be notified of any changes in the subadviser to that Fund.

General Information
In the following pages, any fund strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, a fund may be allowed to temporarily deviate from its normal strategy (1) to avoid unnecessary transaction costs when markets are are unusually volatile, or (2) when the fund experiences unusually large cash flows. In addition, investments in a company whose market capitalization was within the range of market capitalizations under a fund's 80% investment policy at the time of purchase may continue to be considered within that range even after the publisher of an index changes the constituents used by the fund to measure market capitalization. A fund may not achieve its investment objectives when taking any of these measures. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand reference for debt obligations generally.

                      This page intentionally left blank

Equity Index Fund


GOAL AND STRATEGY

This is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

The manager employs a passive management strategy by normally investing in all stocks included in the Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index.

The manager seeks to replicate as closely as possible the aggregate risk characteristics and sector diversification of the Index.

The Fund normally invests in all 500 stocks in the Index, and more then 80% of its assets in securities listed in the Index, but the Fund has no predetermined number of stocks that it must hold. S&P may change the composition of the Index from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain Exchange Traded Funds (ETFs), U.S. dollar denominated foreign securities, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

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SUBADVISER

SSgA Funds Management, Inc.
(formerly State Street Global Advisors, a division of State Street Bank and Trust Company)
One Lincoln Street
Boston, Massachusetts 02111-2900

Managing, with predecessor, since 1978
Managing Fund since May, 1997
Managed approximately $92 billion in assets at the end of 2003

FUND MANAGERS

John A. Tucker, CFA
---------------------
Principal of subadviser
Joined subadviser in 1988

James B. May, CFA
---------------------
Principal of subadviser
Joined subadviser in 1989
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                     [CHART]

 1997     1998     1999     2000     2001      2002     2003
------   ------   ------   ------   -------  -------   ------
32.79%   28.45%   21.08%   -9.15%   -11.98%  -22.31%   28.42%


Best quarter: up 21.27% fourth quarter 1998 Worst quarter: down 17.33% third quarter 2002

  Average annual total return -- for periods ending 12/31/2003*
                                                                Fund** Index
                          1 year                                28.42% 28.70%
                          5 years                               -0.69% -0.57%
                          Life of Fund                           8.59%  8.86%

Index:  S&P 500 Index

*  Began operations on May 1, 1996.
** Returns reflect waiver of advisory fee reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

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FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.13%          N/A         0.08%      0.21%          0.0%        0.21%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $22    $68    $118   $268

Large Cap Value Fund


GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capital appreciation and substantial dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies paying above-average dividends.

The manager employs a value approach in selecting stocks using proprietary equity research. Stocks are purchased that are undervalued by various measures such as the stock's current price relative to its earnings potential.

The manager looks for companies with:

.. established operating history;

.. above-average dividend yield relative to the S&P 500 Index;

.. low price/earnings ratio relative to the S&P 500 Index;

.. sound balance sheet and other positive financial characteristics; and

.. low stock price relative to the company's underlying value.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 100 to 175 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Index or the Russell 1000(R) Value Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, high and medium quality debt securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

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SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 1996
Managed approximately $190 billion in assets at the end of 2003

FUND MANAGERS

Management by Investment Advisory Committee

Brian C. Rogers, CFA, CIC
---------------------
Chief Investment Officer and Vice President of subadviser
Joined subadviser in 1982

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years
                   [CHART]

 1997    1998    1999     2000    2001      2002    2003
------   -----   -----   ------   -----   -------  ------
28.56%   9.26%   3.28%   12.97%   1.25%   -13.24%  25.51%

Best quarter: up 16.73% second quarter 2003 Worst quarter: down 17.27% third quarter 2002

Average annual total return -- for periods ending 12/31/2003*

                                         Fund  Index
                           1 year       25.51% 30.03%
                           5 years       5.16%  3.56%
                           Life of fund  9.86% 10.40%

Index:  Russell 1000(R) Value Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.75%          N/A         0.07%      0.82%         0.00%        0.82%


Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $84    $262   $455  $1,014

Large Cap Growth Fund


GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that have improving fundamentals and attractive valuations. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Index or the Russell 1000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $11.5 billion in assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus, Jr.
---------------------
Executive Vice President of subadviser
Joined subadviser in 1982
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years


                                    [CHART]

 1994    1995    1996    1997    1998    1999   2000     2001     2002    2003
------  ------  ------  ------  ------  -----  ------  -------  -------  -------
-0.98%  31.64%  18.27%  30.89%  39.51% 24.07% -17.89%  -17.54%  -27.82%  25.62%


Best quarter: up 27.79% fourth quarter 1998 Worst quarter: down 21.05% first quarter 2001

                             Average annual total returns -- for periods ending 12/31/2003
                                                    Fund               Index
                             1 year                25.62%              29.75%
                             5 years               -5.30%              -5.11%
                             10 years               7.93%               9.21%

Index:  Russell 1000(R) Growth Index

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.80%          N/A         0.06%      0.86%          0.0%        0.86%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $88    $274   $477  $1,061

Large Cap Growth B Fund
(formerly "Large Cap Aggressive Growth Fund")


GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that have improving fundamentals and attractive valuations. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Index or the Russell 1000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since December, 2003
Managed approximately $11.5 billion in assets at the end of 2003

Past Performance information set forth herein does not reflect Independence Investment LLC services to the Fund.

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus, Jr.
---------------------
Executive Vice President of subadviser
Joined subadviser in 1982
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year under a different subadviser, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year
     [CHART]

  2000      2001      2002     2003
-------   -------   -------   ------
-18.77%   -14.69%   -31.36%   31.72%


Best quarter: up 20.81% fourth quarter 1999 Worst quarter: down 17.87% second quarter 2001

                           Average annual total returns -- for periods ending 12/31/2003*
                                                     Fund              Index
                           1 year                   31.72%             29.75%
                           Life of fund             -6.33%             -7.67%

Index:  Russell 1000(R) Growth Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
     Fee(1)     (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
     ------     -----------    --------   --------   -------------- --------
     0.89%          N/A         0.10%      0.99%         0.00%        0.99%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $101   $315   $547  $1,213

Fundamental Growth Fund

GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that have improving fundamentals and attractive valuations. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Index or the Russell 1000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $11.5 billion in assets at the end of 2003

Past Performance information set forth herein does not reflect
Independence Investment LLC services to the Fund.

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus, Jr.
---------------------
Executive Vice President of subadviser
Joined subadviser in 1982
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

                                    [CHART]

 2000     2001     2002     2003
------   ------   ------   ------
-3.03%   -32.23%  -30.28%  31.77%


Best quarter: up 54.57% third quarter 1999 Worst quarter: down 31.27% third quarter 2001

Average annual total returns -- for periods ending 12/31/2003*
                     Fund         Index 1        Index 2       Index 3**
1 year              31.77%        42.71%         29.75%         42.71%
Life of fund        -1.58%         0.22%         -7.67%          0.22%

Index 1:  Russell Mid Cap(TM) Growth Index
Index 2:  Russell 1000(R) Growth Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap Growth(TM) Index (August, 1999 through December 2003) and Russell 1000(R) Growth Index (effective January,
2004)

*  Began operations on August 31, 1999.
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance for the period shown because it more closely matches the Fund's investment strategy during that period.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will under perform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(2) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.90%           NA         0.10%      1.00%           0.00%         1.00%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $102   $318   $552  $1,225

Earnings Growth Fund

GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a mix of common stocks of large U.S. companies that are believed to offer above-average potential for long-term growth, which may be measured by factors such as revenues or earnings.

The manager selects stocks using fundamental equity research. Stocks are purchased that are expected to have above average earnings growth potential. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

In buying and selling securities for the Fund, the manager uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include:

.. growth potential.

.. earnings estimates, and

.. management.

The Fund's sector exposures are a result of stock selection and therefore may vary significantly from the Fund's performance benchmark (Russell 1000 Growth Index).

The Fund normally invests in 75 to 200 stocks and at least 80% of its assets in common stocks of companies with large market capitalizations. For the purposes of this Fund, large capitalization companies are those with market capitalizations within the range of market capitalizations of companies in the Russell 1000 Index or the Russell 1000 Growth Index.

The Fund normally has 15% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs) but will typically have very limited exposure to these investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: securities of foreign issuers, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Fidelity Management & Research Company ("FMR")
82 Devonshire Street
Boston, Massachusetts 02109

Managing since 1946
Managing Fund since March, 2003
Managed approximately $779 billion in assets at the end of 2003

FMR Co, Inc. ("FMRC") serves as a sub-subadviser for the Fund. FMRC has day-to-day responsibility for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of Fidelity Management & Research Company.

FUND MANAGER

Joseph Day
---------------------
Vice President of subadviser
Joined subadviser in 1985

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

 1997    1998    1999     2000     2001      2002     2003
------  ------  -------  -------  -------  --------  ------
16.66%  39.07%  118.31%  -35.86%  -36.93%   -32.39%  24.80%

Best quarter: up 59.33% fourth quarter 1999 Worst quarter: down 33.10% first quarter 2001

Average annual total returns -- for periods ending 12/31/2003*
                     Fund        Index 1       Index 2**
1 year              24.80%       29.75%         29.75%
5 years             -5.71%       -5.11%          0.74%
Life of fund         2.86%        6.19%          6.12%

Index 1:  Russell 1000 Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid CapTM Growth Index (from inception through April, 2002) and Russell 1000(R) Growth Index (after April, 2002).

*  Began operations on May 1, 1996.
** John Hancock believes that Index 2 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.96%           NA         0.11%      1.07%           0.01%         1.06%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. This agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $108   $339   $589  $1,305

Growth & Income Fund


GOAL AND STRATEGY

This is a large cap stock fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large sized U.S. companies.

The Fund employs a multi-style and multi-manager approach with two sub-advisers, each of which employs its own investment approach and independently manages its portion or portions of the Fund. The Fund uses three distinct investment styles intended to complement each other: growth, value and blend. The allocation across styles at the end of 2003 is approximately: growth portion 18%, value portion 19% and blend portion 63%. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. Moreover, the allocation between the value and blend portions will be managed so that the value portion will be approximately equal to the growth portion over time. All of these allocation methodologies may change in the future.

Independence Investment LLC ("Independence") manages two portions of the Fund--the value style portion and the blend style portion. Independence selects stocks that have improving fundamentals and attractive valuations.

Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.

Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests its portion of the Fund in 75 to 160 stocks with: (a) at least 80% (usually higher) of the assets in the value portion in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index, and (b) at least 80% (usually higher) of the assets in the blend portion in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Index or the S&P 500 Index.

T. Rowe Price Associates, Inc. ("T. Rowe") manages the growth style portion of the Fund and selects stocks using proprietary fundamental research. T. Rowe generally looks for companies with:

.. Above average earnings growth and cash flow growth relative to their peers and general economy;

.. Sustainable earnings momentum even during times of slow economic growth; and

.. Profitable niches in the economy that enables companies to expand even during times of slow growth.

This portion of the Fund's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark. T. Rowe Price normally invests its portion of the Fund in 40 to 80 stocks, and at least 80% (usually higher) of the assets in the growth portion of the Fund in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Growth Index or the Russell 1000(R) Index.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since December, 2003
Managed approximately $11.5 billion in assets at end of 2003

FUND MANAGERS

Management by investment team overseen by:

John C. Forelli
---------------------
Senior Vice President of subadviser
Joined subadviser in 1990

Thomas D. Spicer
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since December, 2003
Managed approximately $190 billion in assets at the end of 2003

FUND MANAGERS

Management by Investment
Advisory Committee

Robert W. Sharps, CFA, CPA
---------------------
Vice President of subadviser
Joined subadviser in 1998

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform smaller cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

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PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.



 Year-by-year total returns -- calendar years

                              [CHART]

 1994   1995   1996   1997   1998   1999   2000    2001     2002     2003
------ ------ ------ ------ ------ ------ ------- -------  -------  ------
-0.56% 34.21% 20.10% 29.79% 30.25% 16.23% -13.10% -15.44%  -22.18%  24.35%

Best quarter: up 24.07% fourth quarter 1998 Worst quarter: down 17.14% third quarter 2002

Average annual total return -- for periods
ending 12/31/2003
                                          Fund  Index 1 Index 2*
1 year                                   24.35% 29.89%   29.89%
5 years                                  -3.74% -0.13%   -0.43%
10 years                                  8.40% 11.00%   11.14%

Index 1:  Russell 1000 Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: S&P 500 Index (from inception through April, 2002) and Russell 1000 Index (after April, 2002)

* John Hancock believes Index 2 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy over the period shown.

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your the variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.67%          N/A         0.06%      0.73%          0.0%        0.73%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $75    $233   $406   $906

Fundamental Value Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry-specific valuation criteria.

The manager screens the investable universe for:

.. stocks in the Russell 1000(R) Value Index, or

.. stocks with dividend yields greater than the Russell 1000(R) Index, or

.. stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $394 billion
in assets at the end of 2003

FUND MANAGERS

Management by Global Research Team coordinated by:

Cheryl M. Duckworth, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

       [CHART]

 2000    2001     2002      2003
------  -------  -------   ------
13.41%  -6.99%  -17.40%    28.70%

Best quarter: up 17.55% second quarter 2003 Worst quarter: down 17.38% third quarter 2002

Average annual total returns -- for periods ending 12/31/2003*
                          Fund              Index
1 year                   28.70%             30.03%
Life of fund              3.77%              2.84%

Index:  Russell 1000(R) Value Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that large cap stocks will underperform smaller cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.79%          N/A         0.11%      0.90%           0.01%         0.89%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $91    $286   $497  $1,107

Fundamental  Value B Fund
(formerly "Large Cap Value CORE SM Fund")



GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry-specific valuation criteria.

The manager screens the investable universe for:

.. stocks in the Russell 1000(R) Value Index, or

.. stocks with dividend yields greater than the Russell 1000(R) Index, or

.. stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index.

The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2004
Managed approximately $394 billion
in assets at the end of 2003

Past Performance information set forth
herein does not reflect Wellington Management Company, LLP services to the Fund.

FUND MANAGERS
Management by Global Research Team coordinated by:

Cheryl M. Duckworth, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1994
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

    [CHART]

 2000   2001     2002      2003
-----  ------   -------   ------
5.12%  -4.75%   -18.21%   28.86%

Best quarter: up 14.99% second quarter 2003 Worst quarter: down 17.35% third quarter 2002

Average annual total returns -- for periods ending 12/31/2003*
                          Fund              Index
1 year                   28.86%             30.03%
Life of fund              2.07%              2.84%

Index:  Russell 1000(R) Value Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform smaller cap stocks.


Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
   Fee(1)     (12b-1) Fee    Expenses   Expenses   Reimbursements(2) Expenses
   ------     -----------    --------   --------   ----------------- --------
   0.91%          N/A         0.19%      1.10%           0.09%         1.01%


(1) Percentages shown are calculated as if the current investment management fee schedule was in effect throughout the period.
(2) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $103   $341   $598  $1,332

Mid Cap Value Fund


GOAL AND STRATEGY

This is a mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of mid-sized U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low stock price relative to assets, earnings, cash flow or business franchise value.

.. Attractive operating margins and significant cash flow generation.

.. Sound balance sheet and other positive financial characteristics.

.. Significant stock ownership by management.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 75 to 140 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell Mid Cap/TM/ Value Index or the Russell Mid Cap/TM/ Index.

The Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 2003
Managed approximately $190 billion
in assets at the end of 2003

FUND MANAGERS

Management by Investment
Advisory Committee

David J. Wallack
---------------------
Vice President of subadviser
Joined subadviser in 1990

PAST PERFORMANCE

A bar chart will show how the performance of the Fund's NAV shares has varied from year to year, while a table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures to be shown assume dividend reinvestment. Past performance does not indicate future results. The performance figures will not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that to be shown.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

Mid Cap Stock Risk: The Fund's investment in mid-sized companies may be subject to more erratic price movements than investment in larger established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of annualized average net assets for the fiscal year ended December 31, 2003)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   1.10%          N/A         0.37%      1.47%           0.27%         1.20%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $122   $438   $777  $1,734

Mid Cap Value B Fund
(formerly "Small/Mid Cap CORE SM Fund")


GOAL AND STRATEGY

This is a mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of mid-sized U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low stock price relative to assets, earnings, cash flow or business franchise value.

.. Attractive operating margins and significant cash flow generation.

.. Sound balance sheet and other positive financial characteristics.

.. Significant stock ownership by management.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 75 to 140 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell Mid Cap/TM/ Value Index or the Russell Mid Cap/TM/ Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 2004
Managed approximately $190 billion
in assets at the end of 2003

Past Performance information set forth
herein does not reflect T. Rowe Price
Associates, Inc. services to the Fund.

FUND MANAGERS

Management by Investment
Advisory Committee overseen by

David J. Wallack
---------------------
Vice President of subadviser
Joined subadviser in 1990

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

          [CHART]

 1999    2000   2001     2002    2003
------  -----  -----   -------  ------
20.54%  4.63%  0.53%   -15.19%  45.15%

Best quarter: up 21.36% second quarter 2003 Worst quarter: down 20.01% fourth quarter 1998

Average annual total returns -- for periods ending 12/31/2003*

                               Fund  Index 1 Index 2 Index 3**
                 1 year       45.15% 45.51%  38.07%   45.51%
                 5 years       9.31%  9.40%   8.73%    9.40%
                 Life of fund  6.21%  6.40%   6.91%    6.40%

Index 1:  Russell 2500(TM) Index
Index 2:  Russell Mid Cap(TM) Value Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell 2500(TM) Index (inception through April
2004) and Russell Mid Cap(TM) Value Index (effective May, 2004)

*  Began operations on May 1, 1998.
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance for the period shown because it more closely matches the Fund's investment strategy during that period.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk:  The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small or large cap stocks.

Mid Cap Stock Risk: The Fund's investment in mid-sized companies may be subject to more erratic price movements than investment in larger established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   1.05%          N/A         0.14%      1.19%           0.04%         1.15%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005 and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $117   $374   $650  $1,440

Mid Cap Growth Fund
(formerly "Small/Mid Cap Growth Fund")


GOAL AND STRATEGY

This is a mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary quantitative and qualitative equity research. Quantitative screening seeks to identify a group of high-quality companies with above-average growth characteristics relative to industry peers. Equity research seeks to identify individual companies from that group with a higher potential for long term earnings growth and capital appreciation.

The manager buys companies that seem attractive based on a combination of criteria, among others:

.. Superior historical earnings growth,

.. Prospects for above-average growth,

.. Attractive valuations,

.. Strong market positions,

.. Favorable new products, and

.. Superior management.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 60 to 110 stocks, and at least 80% of its assets in mid cap companies. For the purpose of this Fund, "mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell Mid Cap(TM) Growth Index or the Russell Mid Cap(TM) Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1999
Managed approximately $394 billion in assets at the end of 2003

FUND MANAGERS

Frank J. Boggan, CFA
---------------------
Vice President of subadviser
Joined subadviser in 2001
Managing Director of Palladian Capital
Management (1998-2001)
Portfolio Manager at The Pioneer
Group (1991-1998)
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years


                       [CHART]

 1995    1996   1997   1998   1999   2000   2001    2002     2003
------  ------  -----  -----  -----  -----  -----  -------  -----
35.96%  30.33%  3.44%  5.61%  5.15%  9.25%  2.83%  -21.13%  46.87%

Best quarter: up 24.53% second quarter 2003 Worst quarter: down 21.48% third quarter 1998

Average annual total returns -- for periods ending 12/31/2003*
                          Fund              Index 1            Index 2 Index 3**
1 year                   46.87%             46.31%             42.71%   46.31%
5 Years                   6.47%              3.83%              2.01%    4.08%
Life of fund             10.68%              8.67%             10.13%   11.28%

Index 1:   Russell 2500(TM) Growth Index
Index 2:   Russell Mid Cap(TM) Growth Index
Index 3:   A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap(TM) Growth Index (from inception through April, 1999), Russell 2500(TM) Growth Index (from May 1999 to May 2004) and Russell Mid Cap(TM) Growth Index (after May 2004)
*  Began operations on May 1, 1994.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance for the period shown because it more closely matches the fund's changes in investment strategy during that period.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.

Mid Cap Stock Risk: The Fund's investment in mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate is greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets as a percentage of average net assets for the fiscal year ended December 31, 2003)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.96%          N/A         0.10%      1.06%         0.00%        1.06%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $108   $337   $585  $1,294

Small Cap Value Fund


GOAL AND STRATEGY

This is a small cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in small-cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Value Index or the Russell 2000(R) Index.

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. This approach began on November 1, 2002, and, as of year end 2003, T. Rowe Price managed approximately 61% of the Fund's assets and Wellington Management managed approximately 39% of the Fund's assets. All subsequent investments in the Fund will be allocated 25% to the T. Rowe Price portion and 75% to the Wellington Management portion, while redemptions from the Fund will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

T. Rowe Price Associates, Inc. ("T. Rowe Price") employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historical norm.

.. Low stock price relative to the company's underlying asset values.

.. Above average dividend yield relative to the company's peers or its own historic norm.

.. A sound balance sheet and other positive financial characteristics.

.. Catalysts with the potential for value realization such as beneficial management change, restructuring, or industry consolidation.

This portion of the Fund's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark.
T. Rowe Price normally invests in 75 to 135 stocks.

Wellington Management Company, LLP ("Wellington Management") employs a value approach in selecting stocks, using proprietary fundamental research to identify stocks having distinct value characteristics based on industry-specific valuation criteria. It uses initial quantitative screens to identify high quality conservatively valued companies with above average rates of profitability selling at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating:

.. sustainable competitive advantage;

.. profitability/free cash flow;

.. strong market share position and trend;

.. quality of and share ownership by management; and

.. financial structures that are more conservative than the relevant industry average.

This portion of the Fund's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark.

Wellington Management will normally invest its portion in 60 to 100 stocks.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: real estate investment trusts or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since January, 2001
Managed approximately $190 billion
in assets at year-end 2003

FUND MANAGERS

Management by Investment
Advisory Committee

Preston G. Athey, CFA, CIC
---------------------
Vice President of subadviser
Joined subadviser in 1978

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since October, 2002
Managed approximately $394 billion
in assets at year-end 2003

FUND MANAGER

Stephen T. O'Brien, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1983

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.


--------------------------------------------------------------------------------

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
       [CHART]

 2000     2001     2002    2003
------   ------  ------   ------
34.19%   19.10%  -6.43%   37.97%

Best quarter: up 18.86% second quarter 2003 Worst quarter: down 17.81% third quarter 2002

 Average annual total returns -- for periods ending 12/31/2003*

                                   Fund  Index 1 Index 2**
                     1 year       37.97% 46.03%   46.03%
                     Life of fund 19.52% 14.56%   14.47%

Index 1:  Russell 2000(R) Value Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell 2500(R) Value Index (from inception through December, 2000); and Russell 2000(R) Value Index (after December, 2000).

*  Began operations on August 31, 1999.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.95%        N/A        0.11%      1.06%           0.1%         1.05%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $107   $336   $584  $1,293

Small Cap Emerging Growth Fund


GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of initial quantitative screens and in-depth proprietary equity research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The manager looks for companies based on a combination of criteria including:

.. Above average and sustainable revenue growth;

.. Improving market share and strong financial trends;

.. Superior management with significant equity ownership; and

.. Attractive valuation relative to its earnings growth outlook.

The Fund is likely to experience periods of high turnover in portfolio securities because the manager frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund normally invests in 50 to 120 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index on the Russell 2000(R) Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessor, since 1928
Managing Fund since May, 2003
Managed approximately $394 billion
in assets at year-end 2003

FUND MANAGER

Steven C. Angeli, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                  [CHART]

 1997    1998    1999    2000    2001    2002     2003
------  ------  ------  ------  ------  -------  ------
25.57%  -5.96%  -3.43%  -8.89%  -3.78%  -28.21%  48.83%

Best quarter: up
 26.90% fourth quarter 2001 Worst quarter: down 27.11% third quarter 2001

                 Average annual total returns -- for periods ending 12/31/2003*
                                      Fund         Index 1        Index 2       Index 3**
                 1 year              48.83%        48.54%         47.25%         47.62%
                 5 years             -1.99%         0.86%          7.13%          5.51%
                 Life of fund         2.17%         2.02%          7.74%          8.16%

Index 1:  Russell 2000(R) Growth Index
Index 2:  Russell 2000(R) Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell 2000(R) Value Index (from inception through October, 2000); Russell 2000(R) Index (November, 2000 through April, 2003); and Russell 2000(R) Growth Index (effective May, 2003)

*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small Cap Stock Risk: The Fund's investment in smaller sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     1.01%        N/A       0.20%      1.21%           0.10%         1.11%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $113   $374   $655  $1,457

Small Cap Growth Fund


GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of initial quantitative screens and in-depth proprietary equity research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The manager looks for companies based on a combination of criteria including:

.. Above average and sustainable revenue growth;
.. Improving market share and strong financial trends;
.. Superior management with significant equity ownership; and .. Attractive valuation relative to its earnings growth outlook.

The Fund is likely to experience periods of high turnover in portfolio securities because the manager frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund normally invests in 50 to 120 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index or the Russell 2000(R) Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2004
Managed approximately $394 billion in assets at the end of 2003

Past Performance information set forth herein does not reflect Wellington Management Company, LLP services to the Fund.

FUND MANAGER

Steven C. Angeli, CFA
---------------------
Senior Vice President of subadviser Joined subadviser in 1994

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                    [CHART]

 1997    1998    1999    2000     2001     2002     2003
------  ------  ------  -------  -------  -------  ------
14.26%  14.49%  70.38%  -21.43%  -12.61%  -29.95%  27.88%

Best quarter: up 45.57% fourth quarter 1999 Worst quarter: down 26.28% third quarter 2001

Average annual total returns -- for periods ending 12/31/2003*
                          Fund              Index
1 year                   27.88%             48.54%
5 years                   0.94%              0.86%
Life of fund              4.13%              2.02%

Index: Russell 2000(R) Growth Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small Cap Stock Risk: The Fund's investment in smaller companies may be subject to more erratic price movements than investment in larger established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     1.05%        N/A       0.17%      1.22%           0.07%         1.15%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $117   $380   $664  $1,471

International Equity Index Fund


GOAL AND STRATEGY

This is an international stock fund that seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries.

The Fund seeks to invest more than 80% of its assets in securities included in the Morgan Stanley Capital International All Country World Excluding U.S. ("MSCI ACW ex-US") Index. The MSCI ACW ex-US Index is a well known international stock market index that, as of December 31, 2003, included approximately 1,700 securities listed on the stock exchanges of 48 developed and emerging market countries (but not the United States).

The manager employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index. The manager seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the Index. The Index composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.


--------------------------------------------------------------------------------

SUBADVISER

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111-2900

Managing, with predecessor, since 1978
Managing Fund since March, 2004
Managed approximately $92 billion
in assets at year-end 2003

Past Performance information set forth
herein does not reflect SSgA Funds Management, Inc. services to the Fund.

FUND MANAGERS

Managed by investment team overseen by:

James Francis, CFA
---------------------
Principal of subadviser
Joined subadviser in 1987

Jeffrey Beach
---------------------
Principal of subadviser
Joined subadviser in 1986

Note: "MSCI" and "MSCI All Country World ex-US Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

 1994   1995   1996    1997    1998    1999    2000     2001    2002     2003
------  -----  -----  ------  ------  ------  ------- -------  -------  ------
-6.25%  8.01%  9.19%  -5.03%  20.82%  30.87%  -17.42% -20.30%  -15.18%  41.99%


Best quarter: up 20.91% fourth quarter 1998 Worst quarter: down 20.18% third quarter 2002

Average annual total returns -- for periods ending 12/31/2003
                  Fund          Index 1        Index 2        Index 3*
1 year           41.99%         41.41%         43.61%          44.58%
5 years           0.74%          1.55%          1.04%           1.43%
10 years          2.80%          4.66%          6.37%           5.65%

Index 1:  MSCI ACW ex US Index
Index 2:  MSCI EAFE GDP Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April,
1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW ex US (after November, 2003)

* John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance for the period shown because it more closely matches the fund's changes in investment strategy during that period.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Index Management Risk: Certain factors such as the following may cause the Fund to track the Indexes less closely:

.. The securities selected by the manager may not be fully representative of the Indexes.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Indexes.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Indexes.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.17%        N/A       0.05%      0.22%           0.00%         0.22%

(1) Amounts shown (a) reflect discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% per annum of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $23    $71    $124   $280

Overseas Equity Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research to identify companies that are believed to be:

.. Undervalued (i.e., with current stock price below long-term value); and

.. Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's management, financial strength, products, markets, competitors, and future earnings and dividends.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are each managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's country and regional exposures are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 50 countries.

The Fund will invest no more than 15% of its assets in emerging market stocks. The Fund normally invests in 150 to 300 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The manager may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $146 billion in assets at year-end 2003

FUND MANAGERS

Team managed by:
9 Portfolio Managers
---------------------
Average 22 years with Capital Guardian
Average 25 years industry experience

Equity Research Team
---------------------
32 research analysts
Average 9 years with Capital Guardian
Average 13 years industry experience

See Appendix A for more details.

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year under a different subadviser, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
                                    [CHART]

  1997    1998   1999    2000    2001    2002    2003
  -----  ------  -----  ------  ------  ------  ------
  2.65%  17.99%  5.11%  -9.08%  -6.45%  -6.32%  39.85%
Best quarter: up 15.11% fourth quarter 2003 Worst quarter: down 11.97% third quarter 2002

                 Average annual total returns -- for periods ending 12/31/2003*
                                   Fund      Index 1    Index 2    Index 3**
                 1 year           39.85%     39.17%     33.76%      43.28%
                 5 Years           3.21%      0.26%     -0.39%       5.20%
                 Life of fund      5.55%      2.94%      5.62%       6.21%

Index 1:  MSCI EAFE Index
Index 2:  Citigroup World Index
Index 3:  A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World Index Ex US/35% Citigroup Non-US Government Bond Index, Unhedged (from inception through April, 2000); 60% MSCI World Index/40% Citigroup World Government Bond Index, Unhedged (from May, 2000 through April,
            2003); and MSCI EAFE Index (after April, 2003).

*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to over all stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
   Investment       and                   Fund                       Net Fund
  Management(1)   Service     Other    Operating        Expense      Operating
       Fee      (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
       ---      -----------  --------   --------   ----------------- --------
      1.23%         N/A       0.34%      1.57%           0.00%         1.57%

(1) Amounts shown reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% per Annum of the Fund's average daily net assets and (b) percentages which are calculated as if the current management fee schedules, which apply to this Fund, effective May 1, 2004, were in effect for all of 2003.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $160   $496   $855  $1,867

Overseas Equity B Fund
(formerly "International Opportunities Fund")


GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research to identify companies that are believed to be:

.. Undervalued (i.e., with current stock price below long-term value); and

.. Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's management, financial strength, products, markets, competitors, and future earnings and dividends.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are each managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's country and regional exposures are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 50 countries.

The Fund will invest no more than 15% of its assets in emerging market stocks. The Fund normally invests in 150 to 300 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The manager may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since May, 2004
Managed approximately $146 billion
in assets at year-end 2003

Past Performance information set forth
herein does not reflect Capital Guardian Trust Company ("Capital Guardian") services to the Fund.

FUND MANAGERS

Team managed by:

9 Portfolio Managers
---------------------
Average 22 years with Capital Guardian
Average 25 years industry experience

Equity Research Team
---------------------
32 research analysts
Average 8 years with Capital Guardian
Average 13 years industry experience

See Appendix A for more details.

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

1997    1998    1999    2000     2001     2002     2003
-----  ------  ------  -------  -------  -------  ------
1.95%  15.92%  34.01%  -16.36%  -20.93%  -18.22%  32.36%


Best quarter: up 24.44% fourth quarter 1999 Worst quarter: down 22.07% third quarter 2002

Average annual total returns -- for periods ending 12/31/2003*
                     Fund         Index 1        Index 2       Index 3**
1 year              32.36%        41.41%         39.17%         41.41%
5 years             -0.83%         1.55%          0.26%          1.55%
Life of fund         2.51%         3.11%          2.94%          3.11%

Index 1:  MSCI All Country World ex-U.S. Index
Index 2:  MSCI EAFE Index (after April, 2004)
Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI All Country World ex-US (from inception through April 2004); MSCI EAFE (after April, 2004)
*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's investment strategy.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to over- all stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
     Fee(1)   (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
     ------   -----------  --------   --------   ----------------- --------
     1.13%        N/A       0.31%      1.44%           0.00%         1.44%

(1) Amounts shown reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% per Annum of the Fund's average daily net assets and (b) percentages which are calculated as if the current Management fee schedules, which apply to this Fund, effective May 1, 2004, were in effect for all of 2003.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $147   $456   $787  $1,724

Overseas Equity C Fund
(formerly "Emerging Markets Equity Fund")


GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research to identify companies that are believed to be:

.. Undervalued (i.e., with current stock price below long-term value); and

.. Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's management, financial strength, products, markets, competitors, and future earnings and dividends.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are each managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's country and regional exposures are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 50 countries.

The Fund will invest no more than 15% of its assets in emerging market stocks. The Fund normally invests in 150 to 300 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The manager may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (EFTS), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since May, 2004
Managed approximately $146 billion
in assets at year-end 2003

Past Performance information set forth
herein does not reflect Capital Guardian Trust Company ("Capital Guardian") services to the Fund.

FUND MANAGERS

Team managed by:

9 Portfolio Managers
---------------------
Average 22 years with Capital Guardian
Average 25 years industry experience

Equity Research Team
---------------------
32 research analysts
Average 9 years with Capital Guardian
Average 13 years industry experience

See Appendix A for more details.

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
             [CHART]

 1999    2000     2001    2002    2003
------  -------  ------  ------  ------
81.37%  -40.11%  -3.63%  -6.73%  56.90%


Best quarter: up 50.45% fourth quarter 1999 Worst quarter: down 22.54% third quarter 2001

Average annual total returns -- for periods ending 12/31/2003*

                               Fund  Index 1 Index 2 Index 3**
                 1 year       56.90% 56.28%  39.17%   56.28%
                 5 year        8.90% 10.62%   0.26%   10.62%
                 Life of fund  1.52%  2.92%   0.92%    2.92%

Index 1:  MSCI Emerging Markets Free Index
Index 2:  MSCI EAFE Index (after April, 2004)
Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI Emerging Markets Free (from inception through April 2004); MSCI EAFE (after April, 2004)
*  Began operations on May 1, 1998.
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's investment strategy.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.


Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
     Fee(1)   (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
     ------   -----------  --------   --------   ----------------- --------
     1.21%        N/A        0.75%      1.96%          0.00%         1.96%

(1) Amounts shown reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% per Annum of the Fund's average daily net assets and (b) percentages which are calculated as if the current Management fee schedules, which apply to this Fund, effective May 1, 2004, were in effect for all of 2003.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                         Year 1 Year 3 Year 5  Year 10
                          $199   $615   $1,057 $2,285

Real Estate Equity Fund


GOAL AND STRATEGY

This is a non-diversified real estate stock fund that seeks above-average income and long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry, including real estate operating companies, real estate investment trusts (REITs) and other similar specialized ownership vehicles.

The Fund invests mostly in stocks of U.S. companies but also invests to a limited extent in foreign stocks.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2003, Van Kampen managed approximately 52% of the Fund's assets and RREEF managed the remainder. Investments in and redemptions from the Fund are evenly divided between the subadvisers. These allocation methodologies may change in the future.

RREEF America L.L.C. ("RREEF"): The manager selects real estate stocks using a combination of approaches:

.. top-down, market overview to identify property sectors with attractive growth prospects and;

.. fundamental research to identify companies having strong sustainable cash flow growth at reasonable valuations and strong management and balance sheets.

The sector exposures for RREEF's portion of the Fund may vary significantly from the benchmark. RREEF normally invests in 30 to 60 securities in its portion of the Fund.

Van Kampen (a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadviser to the Fund) selects real estate stocks using a combination of:

.. top-down, market overview to identify undervalued property sectors and geographic regions; and

.. proprietary, fundamental value-driven equity research to select companies that are attractively priced relative to the value of their underlying real estate assets.

Van Kampen seeks to maintain broad exposure to key property sectors (i.e., apartments, retail and office/industrial). Van Kampen normally invests in 30 to 60 stocks in its portion of the Fund.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund also may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, equity securities of non-real estate businesses whose real estate holdings are significant in relation to their market capitalization, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices and other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

RREEF America L.L.C. (RREEF)
875 North Michigan Avenue
41st Floor
Chicago, IL 60611

Indirect wholly-owned subsidiary of Deutsche Bank AG
Managing since 1993
Managing Fund since May 2003
Managed approximately $21 billion in assets at year-end 2003

FUND MANAGERS

Management by investment team overseen by:

Karen J. Knudson
---------------------
Principal of subadviser
Joined subadviser 1995

John F. Robertson
---------------------
Principal of subadviser
Joined subadviser in 1997



SUBADVISER

Van Kampen
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since June, 2000
Managed approximately $421 billion in assets at the end of 2003

"Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadviser to the Fund

FUND MANAGERS

Management by investment team overseen by:

Theodore R. Bigman
---------------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
---------------------
Managing Director of subadviser
Joined subadviser in 1995

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

 1994    1995   1996    1997    1998     1999    2000    2001    2002    2003
------  -----  ------  ------  ------  -------  ------  ------  ------  ------
 2.86% 12.31%  33.07%  17.22%  -16.71%  -1.69%  31.29%  -6.61%   1.36%  36.89%


Best quarter: up
 16.60% fourth quarter 1996 Worst quarter: down 10.01% third quarter 2002

 Average annual total returns -- for periods ending 12/31/2003
                                                                 Fund  Index 1 Index 2 Index 3*
                          1 year                                36.89%  36.18%  37.06%  36.30%
                          5 years                               13.80%  15.14%  14.50%  14.37%
                          10 years                              11.10%  12.24%  11.90%  11.83%

Index 1:  Wilshire REIT Index
Index 2:   Wilshire Real Estate Securities Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Wilshire Real Estate Securities Index (January, 1994 through April, 2003); Wilshire REIT Index (after May, 2003)

* John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy for the period shown.

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.98%        N/A       0.09%      1.07%          0.0%        1.07%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $109   $340   $590  $1,306

Health Sciences Fund


GOAL AND STRATEGY

This is a non-diversified health sciences stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of
(a) companies in the health sciences industries, including pharmaceutical, health-care services, applied research and development, biotechnology, and medical technology, equipment and supplies industries or (b) to a more limited extent, companies believed to have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. The Fund invests mostly in stocks of U.S. companies but also invests to a large extent in foreign stocks.

The manager selects health-science and related stocks using a combination of:

.. Top-down industry allocation decisions. The manager seeks industries with favorable supply and demand characteristics and with opportunities to benefit from changing demographics, global consolidation, regulatory changes and technological advances.

.. Bottom-up fundamental equity research. The manager seeks to identify companies with:

 . strong business franchises;

 . attractive new product pipelines;

 . solid corporate strategy and management;

 . strong competitive position; and

 . attractive valuations relative to their growth prospects.

The Fund's industry exposures are broadly diversified but may vary significantly from the benchmark. The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst.

The Fund normally invests in 40 to 80 stocks. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), certain derivatives (investments whose value is based on indices or other securities) and companies with the potential for growth as a result of their particular products, technology, patents or other market advantages in the health-sciences industries.

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

The Fund is "non-diversified," which means it can take larger positions in individual issuers.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2003
Managed approximately $394 billion in
assets at year-end 2003

FUND MANAGERS

Management by Healthcare Analysts on Global Research Team

See Appendix B for more details.

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years


                                    [CHART]


    2002     2003
  -------   ------
  -19.99%   31.74%

Best quarter: up 16.57% second quarter 2003 Worst quarter: down 13.20% second quarter 2002

Average annual total returns -- for periods ending 12/31/2003*
                     Fund         Index 1        Index 2
1 year              31.74%        28.70%         23.27%
Life of Fund        1.28%         -2.69%         -0.15%

Index 1:  S&P 500 Index
Index 2:  Goldman Sachs Health Index

*  Began operations on May 1, 2001.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Health Sciences and Related Securities Risk: Health sciences and related equity securities may be affected by changes in the regulatory and competitive environment for health sciences industries and in state and federal government policies relating to the funding of health care services. Other risks include
(i) the possibility that regulatory approval may not be granted for new drugs or other products, (ii) lawsuits against health care companies related to product or service liability issues, and (iii) technological advances that make existing health care products and services obsolete.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Turnover risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     1.00%        N/A       0.25%      1.25%           0.00%         1.25%

(1) Amounts shown reflect the discontinuance of John Hancock's agreement to reimburse the Fund during the period for "other fund expenses" that exceeded 0.10% per annum of the Fund's average daily net assets.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $127   $397   $686  $1,511

Financial Industries Fund


GOAL AND STRATEGY

This is a non-diversified financial industries stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies in the financial services industry including banks, thrifts, credit and finance companies, brokerage and advisory firms, asset management companies, insurance companies, leasing companies, real estate-related firms, financial holding companies and similar entities. The Fund invests mostly in stocks of U.S. companies but also invests, to a limited extent, in foreign stocks.

The manager selects financial industry stocks using proprietary fundamental equity research and quantitative screening. The manager uses fundamental equity research to identify companies that:

.. are positioned to benefit from industry-wide trends such as consolidation and regulatory changes; and

.. are comparatively undervalued relative to balance sheet and earnings.

The manager also uses quantitative tools focusing on valuation, earnings/momentum and fundamentals/capital use to evaluate stocks and to manage overall risk.

The Fund's industry weightings are primarily a result of stock selection and therefore may differ significantly from its benchmark. The manager normally invests in 40 to 100 stocks of companies of any size. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S dollars or any other currency, certain Exchange Traded Funds (ETFs) certain derivatives (investments whose value is based on indices or other securities), and securities of non-financial industry companies expected to benefit from products or other market advantages in the financial service industries.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

The Fund is "non-diversified," which means it can take larger positions in individual issuers.

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisors, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 2003
Managed approximately $29 billion in
assets at year-end 2003

FUND MANAGERS

Management by investment team overseen by:

James K. Schmidt, CFA
---------------------
Executive Vice President of subadviser Joined subadviser in 1985

Lisa A. Welch
---------------------
Vice President Joined subadviser in 1998 Supervisory Analyst at the Federal Reserve Bank of Boston (1996-1998)

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. Year-by-year and average annual figures for the period prior to April 30, 2003 reflect the actual performance of the V.A. Financial Industries Fund, the fund's predecessor, which was a series of the John Hancock Declaration Trust. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-Year Total Returns -- Calendar Year

                                    [CHART]

 1998       1999      2000       2001       2002      2003
-------    -------   -------    -------    -------   ------
 8.55%      1.23%    27.16%     -17.51%    -19.46%   26.03%



Best quarter: up 19.95% third quarter 2000 Worst quarter: down 16.75% third quarter 1998

Average annual total returns -- for periods ending 12/31/2003*

              Fund  Index 1 Index 2
1 year       26.03% 28.70%  31.03%
5 years       1.51% -0.57%   5.91%
Life of Fund  7.09%  6.61%  10.65%

Index 1:  S&P 500 Index
Index 2: Standard & Poor's Financial Index, an unmanaged index of financial sector stocks in the S&P's 500 Index

*  Predecessor fund began operations on April 30, 1997

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Financial Industries and Related Securities Risk: Financial industries and related equity securities may be affected by changes in the regulatory and competitive environment, by inter-industry consolidation, and by changes in interest rates and economic conditions. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. For example, when interest rates fall or economic conditions deteriorate, the stocks of banks and financials industries companies could suffer losses. Rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. Losses resulting from financial difficulties of borrowers, and downgrades of their creditworthiness, can also negatively affect lending institutions.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investments in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly industrialized countries.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

             Distribution             Total Annual
  Investment     and                      Fund                     Net Fund
  Management   Service       Other     Operating      Expense      Operating
    Fee(1)   (12b-1) Fee  Expenses(1) Expenses(1)  Reimbursements Expenses(1)
    ------   -----------  ----------- -----------  -------------- -----------
    0.80%        N/A         0.06%       0.86%          0.0%         0.86%

(1) The percentages shown for the Fund are based on the fund's current management fee schedule and include the operating expenses and the average daily assets of the Fund's predecessor prior to April 25, 2003.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $88    $274   $477  $1,061

Managed Fund


GOAL AND STRATEGY

This is a balanced stock and bond fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of:

.. common stocks of large and mid sized U.S. companies, and

.. bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2003, Independence managed approximately 80% of the assets of the Fund and Capital Guardian managed the remainder. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are purchased that have improving fundamentals and attractive valuations. Independence seeks to maintain the equity risk and sector characteristics of its portion of the Fund similar to those of the overall equity market. Independence invests in bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of Treasury securities.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, which can fluctuate, under normal conditions, within +/- 5 percentage points of the target mix. Independence normally invests its equity portion in 75 to 160 stocks, with at least 80% (usually higher) in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000(R) Index. Independence normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 percentage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are divided into segments that are each managed by individual portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts. Capital Guardian's equity sector exposures are a result of stock selection as opposed to predetermined allocations. Capital Guardian normally invests its equity portion in 75 to 160 stocks, with at least 80% (usually higher) in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000(R) Index. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $11.5 billion in assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

John C. Forelli (equity)
---------------------
Senior Vice President of subadviser
Joined subadviser in 1990

James E. Shallcross (fixed income)
---------------------
Senior Vice President of subadviser
Joined subadvisor in 1991

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $146 billion in assets at the end of 2003

FUND MANAGERS

Equity
Managed by team of 25 research analysts
Average of 11 years with Capital Guardian
Average of 15 years industry experience

Fixed Income
Team managed by 3 portfolio managers
Average of 13 years with Capital Guardian
Average of 18 years industry experience

See Appendix A for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
                                    [CHART]

 1994    1995    1996    1997    1998   1999    2000    2001    2002     2003
------  ------  ------  ------  ------  ------  -----  -----   ------   ------
-2.23%  27.09%  10.72%  18.72%  20.42%  9.10%   0.03%  -2.84%  -13.23%  19.00%


Best quarter: up 14.77% fourth quarter 1998 Worst quarter: down 10.91% third quarter 2002

                    Average annual total return -- for periods ending 12/31/2003
                                  Fund      Index 1     Index 2     Index 3*
                    1 year       19.00%     26.70%       4.11%       18.49%
                    5 years       1.83%     -0.57%       6.62%        2.67%
                    10 years      7.97%     11.06%       6.95%        9.14%

Index 1:  S&P 500 Index
Index 2:  Lehman Brothers Aggregate Bond Index
Index 3:  A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)

* John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.68%        N/A       0.06%      0.74%          0.0%        0.74%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $76    $237   $411   $918

Short-Term Bond Fund


GOAL AND STRATEGY

This is a short-term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments, including but not limited to:

.. U.S. Treasury and Agency securities;

.. asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar denominated).

The manager evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools. The manager invests in bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

The Fund normally has:

.. an average credit quality rating of "A" or "AA"; and

.. a weighted average effective maturity between one and three years;

.. no more than 15% of its assets in high yield bonds;

.. 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1994
Managed approximately $11.5 billion in assets at the end of 2003

FUND MANAGER

James E. Shallcross
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

Peter Farley, CFA
---------------------
Vice president of subadviser
Joined subadviser in 1996


PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                     [CHART]

 1995   1996   1997   1998   1999   2000   2001    2002   2003
------  -----  -----  -----  -----  -----  -----  -----  ------
11.49%  3.61%  6.41%  5.82%  2.96%  7.98%  8.09%  5.67%   2.76%


Best quarter: up 3.87% second quarter 1995 Worst quarter: down 0.41% fourth quarter 1994

Average annual total returns -- for periods ending 12/31/2003*
                   Fund           Index 1         Index 2      Index 3**
1 year             2.76%               2.42%       2.82%         2.42%
5 years            5.47%               5.73%       5.80%         5.80%
Life of fund       5.66%       Not Available       6.21%         6.32%

Index 1:  Lehman Brothers 1-3 Year Aggregate Bond Index
Index 2:  Lehman Brothers 1-3 Year Government/Credit Bond Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Merrill Lynch 1-5 Year U.S. Government Bond Index (from inception through April, 1998) and 65% Lehman Brothers 1-3 Year Credit Bond Index/35% Lehman Brothers 1-3 Year Government Bond Index (May, 1998 through April, 2002); Lehman Brothers 1-3 Year Aggregate Bond Index (after April, 2002)

*  Began operations on May 1, 1994.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     ------------ --------   --------   -------------- --------
       0.60%        N/A       0.07%      0.67%         0.00%        0.67%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $68    $214   $373   $835

Bond Index Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Lehman Brothers Aggregate Bond Index, which broadly represents the U.S. investment grade bond market.

The manager employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Index.

The Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS");

.. corporate bonds, both U.S. and foreign (if dollar denominated); and

..foreign government and agency securities (if dollar denominated).

The Fund normally invests more than 80% of its assets in securities listed in the Lehman Brothers Aggregate Bond Index.

The manager selects securities to match, as closely as practicable, the Index's duration, cash flow, sector, credit quality, callability, and other key performance characteristics.

The Index composition may change from time to time. The manager will reflect those changes as soon as practicable. The Fund may hold some cash and cash equivalents, but is normally fully invested.

The Fund may purchase other types of securities that are not primary investment vehicles. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Standish Mellon Asset Management Company LLC
One Mellon Center
Pittsburgh, Pennsylvania 15258

Managing since 1986
Managing Fund since May, 1998
Managed approximately $201 billion in assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

Gregory D. Curran, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares varies from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

           [CHART]

 1999    2000   2001    2002   2003
------  ------  -----  -----  ------
-2.57%  11.81%  7.76%  9.95%   3.60%


Best quarter: up 5.35% third quarter 1998 Worst quarter: down 1.27% second quarter 1999

                      Average annual total returns -- for periods ending 12/31/2003*
                                          Fund         Index 1       Index 2**
                      1 year              3.60%         4.11%          4.11%
                      5 years             5.98%         6.62%          6.39%
                      Life of fund        6.55%         7.00%          6.93%

Index 1:  Lehman Brothers Aggregate Bond Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Lehman Brothers Government/Credit Bond Index (from inception through January, 2001); and Lehman Brothers Aggregate Bond Index (after January, 2001).

*  Began operations on May 1, 1998.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Index Management Risk:   Certain factors such as the following may cause the
Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.14%        N/A        0.10%      0.24%         0.00%       0.24%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $25    $77    $135   $306

Active Bond Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

.. U.S. Treasury and agency securities;

.. Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. Corporate bonds, both U.S. and foreign; and

.. Foreign government and agency securities.

The Fund employs a multi-manager approach with three subadvisers each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2003, approximately 37% of the Fund's assets were managed by John Hancock Advisers, LLC, approximately 38% of the Fund's assets were managed by Pacific Investment Management Company LLC and 28% by Declaration Management & Research LLC. All subsequent investments in the Fund will be allocated equally among the three sub- advisers, while redemptions from the Fund will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

John Hancock Advisers, LLC uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the fund normally has no more than 25% of its assets in high yield bonds, 10% or less of its assets in cash and cash equivalents, and normally invests in foreign securities only if U.S. dollar denominated.

Declaration Management & Research LLC uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of U.S Treasury securities.

This portion of the fund normally has no more than 10% of its assets in high yield bonds, 10% or less of its assets in cash and cash equivalents, and normally invests in foreign securities only if U.S. dollar denominated.

Pacific Investment Management Company LLC ("PIMCO") uses proprietary fundamental research, economic analysis and quantitative tools to:

.. determine the appropriate interest rate sensitivity and maturity exposures of its portion of the Fund based on secular and cyclical trends in the economy and financial markets; and,

.. identify attractively priced bond markets, sectors and securities that will benefit from these trends.

This portion of the Fund normally has no more than 20% of its assets in high yield bonds and no more than 30% of its assets in non-U.S. dollar denominated foreign developed and emerging markets bonds.

Each portion of the Fund normally has an average credit rating of "A" or "AA."

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each manager actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the fund. Additionally, PIMCO actively uses a variety of derivatives techniques and instruments to manage credit risk, to achieve exposure to a specific market sector and / or to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $29 billion in assets at the end of 2003

FUND MANAGERS

Howard C. Greene, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 2002
Vice President of Sun Life Financial Services Company of Canada (1987-2002)

Benjamin A. Matthews
---------------------
Vice President of subadviser
Joined subadviser in 1995

SUBADVISER

Declaration Management & Research LLC
1650 Tysons Blvd
McLean, VA 22102

Owned by John Hancock
Managing since 1989
Managing Fund since June, 2003
Managed approximately $8 billion in assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

James E. Shallcross
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, California 92660

Managing since 1971
Managing Fund since June, 2003
Managed approximately $374 billion in assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

William H. Gross, CFA
---------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1971
against changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage- related and callable securities to be paid off substantially earlier than expected.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

None

--------------------------------------------------------------------------------

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

  1994    1995   1996    1997   1998    1999    2000   2001    2002    2003
 ------  ------  -----  ------  -----  ------  ------  -----  -----   ------
 -2.57%  19.55%  4.10%  10.11%  8.23%  -0.94%  10.45%  7.48%  7.25%    6.48%



Best quarter: up 6.72% second quarter 1995 Worst quarter: down 2.51% first quarter 1994

                              Average annual total returns -- for periods ending 12/31/2003
                                                     Fund                Index
                              1 year                 6.48%               4.11%
                              5 years                6.07%               6.62%
                              10 years               6.85%               6.95%

Index:  Lehman Brothers Aggregate Bond Index

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)        Not applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.61%        N/A       0.09%      0.70%          0.0%        0.70%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $72    $224   $390   $871

Total Return Bond Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

.. U.S. Treasury and agency securities;

.. Asset-backed and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. Corporate bonds, both U.S. and foreign; and

.. Foreign government and agency securities.

The manager makes ongoing decisions regarding the Fund's maturity, sector and security exposures. The manager uses proprietary fundamental research, economic analysis and quantitative tools to:

.. Determine the appropriate interest rate sensitivity and maturity exposures of the Fund based on secular and cyclical trends in the economy and financial markets; and

.. Identify attractively priced bond markets, sectors and securities that will benefit from these trends.

The manager evaluates bonds of all quality and maturity levels and the Fund normally has:

.. an average credit rating of "A," "AA" or higher;

.. no more than 20% of its assets in high yield bonds; and

.. no more than 30% of it's assets in foreign developed and emerging markets bonds (denominated in foreign currencies).

The manager actively uses derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps, to manage the Fund's average maturity and interest rate sensitivity, to achieve exposure to a specific market sector and/or to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Pacific Investment Management Company LLC
840 Newport Center Drive,
Newport Beach, California 92660

Managing since 1971
Managing Fund since May, 2003
Managed approximately $374 billion in
assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

William H. Gross, CFA
---------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1971

PAST PERFORMANCE

A bar chart will show how the performance of the Fund's NAV shares has varied from year to year, while a table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures to be shown assume dividend reinvestment. Past performance does not indicate future results. The performance figures will not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that to be shown.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage- related and callable securities to be paid off substantially earlier than expected.

Concentration Risk: The Fund's investment in debt securities and instruments of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

None

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of annualized average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.70%        N/A       0.07%      0.77%          0.0%        0.77%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $79    $246   $428   $954

High Yield Bond Fund


GOAL AND STRATEGY

This is a high yield bond fund that seeks high income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of high yield debt securities commonly referred to as "junk bonds" (securities rated below BBB or Baa and unrated equivalents), including but not limited to:

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities;

.. preferred stocks; and

.. convertible securities (convertible into common stocks or other equity interests).

The manager normally invests no more than 20% of the Fund's assets in emerging market countries. The Fund normally has 10% or less of its assets in cash and cash equivalents.

The manager seeks to purchase bonds with stable or improving credit quality before the market widely perceives the improvement. Purchase and sale decisions are primarily based upon the investment merits of the particular security.

The manager selects bonds using proprietary research, including:

.. quantitative analysis of historical financial data;

.. qualitative analysis of a company's future prospects; and

.. economic and industry analysis.

The Fund's average maturity generally depends on security selection decisions rather than interest rate decisions.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: equity securities, high quality debt securities (short-term and otherwise), foreign debt securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1998
Managed approximately $394 billion in assets at the end of 2003

FUND MANAGER

Earl E. McEvoy
---------------------
Senior Vice President and partner of subadviser
Joined subadviser in 1978

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares varies from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

           [CHART]

1999    2000    2001    2002    2003
-----  -------  -----  ------  ------
5.13%  -10.81%  2.13%  -4.51%  16.51%

Best quarter: up 8.46% first quarter 2001 Worst quarter: down 8.80% fourth quarter 2000

                 Average annual total returns -- for periods ending 12/31/2003*
                                      Fund         Index 1        Index 2       Index 3**
                 1 year              16.51%        23.24%         28.96%         23.24%
                 5 years              1.27%         5.58%          5.24%          4.29%
                 Life of fund         0.58%         4.91%          4.27%          3.44%

Index 1:  Lehman Brothers B/BB High Yield Bond Index
Index 2:  Lehman Brothers High Yield Bond Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Lehman Brothers High Yield Bond Index (from inception through December, 2002) and Lehman Brothers B/BB High Yield Bond Index (after January, 2003)
*  Began operations on May 1, 1998
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS

Primary

High Yield Bond Risk: High yield or junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities may become harder to value or to sell at a fair price.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.80%        N/A       0.15%      0.95%           0.05%         0.90%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $92    $298   $521  $1,162

Global Bond Fund


GOAL AND STRATEGY

This is an intermediate term, non-diversified global bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments of issuers throughout the world, including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities; and

.. supranational securities (such as the World Bank).

The Fund has a target mix of 25% U.S. bonds and 75% non-U.S. bonds (denominated in foreign currencies), but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are managed by individual portfolio managers. Therefore, the Fund normally has broad country, currency, sector and individual security exposures, reflecting the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's average maturity and the Fund's country, sector and foreign currency exposures. The manager uses proprietary research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

The Fund normally:

.. invests in at least 3 countries, but normally in 10 to 35 countries;

.. has an average credit quality rating of "A" or "AA";

.. invests up to 15% in emerging market and high yield debt securities; and


.. has 10% or less of its assets in cash and cash equivalents.

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity relative to the benchmark and to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $146 billion in assets at the end of 2003

FUND MANAGERS

Team managed by 4 Portfolio Managers
Average 15 years with Capital Guardian
Average 23 years industry experience
See Appendix A for more details

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

1997   1998    1999    2000    2001    2002    2003
-----  -----  ------  ------  ------  ------  ------
9.05%  9.15%  -2.16%  12.00%  -1.45%  18.85%  15.91%


Best quarter: up 10.75% second quarter 2002 Worst quarter: down 3.18% fourth quarter 2001

                     Average annual total returns -- for periods ending 12/31/2003*
                                          Fund        Index 1       Index 2**
                     1 year              15.91%        14.91%         14.91%
                     5 Years              8.27%         5.75%          9.00%
                     Life of fund         8.65%         6.50%          9.36%

Index 1:   Citigroup World Government Bond Index, Unhedged
Index 2:   A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index / 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April, 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May, 1999 through October, 2000); and Citigroup World Government Bond Index, Unhedged (after October, 2000)

*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, the Fund's investments in emerging market countries have a significantly higher degree of foreign risk than investments in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.85%        N/A        0.13%      0.98%          0.00%         0.98%

(1) Amounts shown reflect the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% per Annum of the Fund's average daily net assets.

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $100   $312   $542  $1,201

Money Market Fund


GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily including:

.. commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

.. certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

.. debt securities issued by foreign governments and agencies;

.. U.S. Treasury, agency and state and local government obligations; and,

.. repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks securities;

.. with an acceptable maturity;

.. issued by issuers on a sound financial footing;

.. that are marketable and liquid; and

.. that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining maturity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

.. up to 5% of assets in securities rated in the second-highest short-term category (or unrated equivalents); and

.. up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $394 billion in assets at the end of 2003

FUND MANAGER

John Keogh
---------------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                           [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
4.03%  5.78%  5.32%  5.38%  5.40%  5.05%  6.29%  3.93%  1.48%   0.95%


Best quarter: up 1.62% first quarter 2000 Worst quarter: up 0.21% third quarter 2003

Average annual total return -- for periods ending 12/31/2003
                                Fund
1 year                          0.95%
5 years                         3.52%
10 years                        4.36%

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by investing in the Fund.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk.

Secondary

None

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold NAV shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in your variable contract prospectus.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31, 2003)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.25%        N/A       0.06%      0.31%          0.0%        0.31%

Examples. The Examples are intended to help you compare the cost of investing in NAV shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although Fund actual costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $32    $100   $174   $393

Your Account

Investments in shares of the funds

Each fund sells its NAV shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its NAV shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its NAV shares at the net asset value per share next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its net asset value per share:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

.. market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate share price . Consequently, share price may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2003 was:

                Funds                           % of net assets
                Equity Index Fund                     .13%
                Large Cap Value Fund                  .75%
                Large Cap Growth Fund                 .80%
                Large Cap Growth B Fund               .89%
                Fundamental Growth Fund               .90%
                Earnings Growth Fund                  .96%
                Growth & Income Fund                  .67%
                Fundamental Value Fund                .79%
                Fundamental Value B Fund*             .75%
                Mid Cap Value Fund                   1.10%
                Mid Cap Value B Fund**               1.05%
                Mid Cap Growth Fund***                .96%
                Small Cap Value Fund                  .95%
                Small Cap Emerging Growth Fund       1.01%
                Small Cap Growth Fund                1.05%
                International Equity Index Fund       .17%
                Overseas Equity Fund                 1.05%
                Overseas Equity B Fund****           1.13%
                Overseas Equity C Fund*****          1.50%
                Real Estate Equity Fund               .98%
                Health Sciences Fund                 1.00%
                Financial Industries Fund             .80%
                Managed Fund                          .68%
                Short-Term Bond Fund                  .60%
                Bond Index Fund                       .14%
                Active Bond Fund                      .61%
                Total Return Bond Fund                .70%
                High Yield Bond Fund                  .80%
                Global Bond Fund                      .85%
                Money Market Fund                     .25%

    * Formerly Large Cap Value CORE/SM/
   ** Formerly Small/Mid Cap CORE/SM/
  *** Formerly Small/Mid Cap Growth
 **** Formerly International Opportunities
***** Formerly Emerging Markets Equity


The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser(s). The adviser has agreed to limit annual expenses (excluding advisory fees and certain other expenses such as brokerage and taxes) for each fund (other than the International Equity Index Fund, Overseas Equity Fund, Overseas Equity B Fund, Overseas Equity C Fund, Health Sciences Fund and Global Bond Fund) to not more than 0.10 percent of the fund's average daily net assets.

Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at net asset value per share.

Each fund declares and pays dividends monthly.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Share Classes

The Trust has four classes of shares: NAV shares, Series I, Series II and Series III. Each class is identical except that Series I and Series II shares have a distribution or "Rule 12b-1 Plan" expense that is described in the prospectus relating to that Series' shares.

Series III shares are not currently available for sale. The offering of Series III shares and the amount of class expenses of Series III shares are subject to the approval of the Trustees of the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages detail the historical performance of NAV shares for each fund in operation at December 31, 2003, including total return information for the past 5 years (or such shorter period as the fund has been in operation). The "total returns" shown represent the rate that an investor in NAV shares would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. The "Total Investment Return" shown for each fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached. Had these been included, the "Total Investment Return" shown in the Table would be lower. The financial highlights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

--------------------------------------------------------------------------------

                                                      Income from Investment Operations
                                                   ---------------------------------------
                                                                 Net Realized
                                         Net Asset     Net            and          Total
                                         Value at  Investment     Unrealized        From
                                         Beginning   Income       Gain (Loss)    Investment
                                         of Period Gain (Loss) on Investments(a) Operations
                                         --------- ----------- ----------------- ----------
Equity Index Fund
-----------------
 Year Ended December 31,
  2003..................................  $11.36     $ 0.20         $ 3.00         $ 3.20
  2002..................................   14.85       0.16          (3.48)         (3.32)
  2001..................................   17.64       0.19          (2.30)         (2.11)
  2000..................................   20.46       0.22          (2.09)         (1.87)
  1999..................................   17.70       0.27           3.41           3.68

-------------------------------------------------------------------------------------------
Large Cap Value Fund
--------------------
 Year Ended December 31,
  2003..................................   11.91       0.23           2.76           2.99
  2002..................................   14.15       0.22          (2.07)         (1.85)
  2001..................................   14.38       0.22          (0.05)          0.17
  2000..................................   13.49       0.27           1.45           1.72
  1999..................................   14.02       0.27           0.18           0.45

-------------------------------------------------------------------------------------------
Fundamental Value B Fund (formerly,
 "Large Cap Value CORE Fund")
 ----------------------------
 Year Ended December 31,
  2003..................................    7.95       0.12           2.15           2.27
  2002..................................    9.83       0.11          (1.88)         (1.77)
  2001..................................   10.42       0.09          (0.59)         (0.50)
  2000..................................   10.16       0.15           0.36           0.51
 Period from August 31, to December 31,
  1999 (commencement of investment
  operations)...........................   10.00       0.04           0.31           0.35

-------------------------------------------------------------------------------------------
Large Cap Growth Fund
---------------------
 Year Ended December 31,
  2003..................................   11.18       0.06           2.80           2.86
  2002..................................   15.54       0.04          (4.36)         (4.32)
  2001..................................   18.89       0.04          (3.36)         (3.32)
  2000..................................   27.33       0.03          (4.89)         (4.86)
  1999..................................   26.19       0.09           6.03           6.12

-------------------------------------------------------------------------------------------
Large Cap Growth B Fund (formerly
 "Large Cap Aggressive Growth Fund")
 -----------------------------------
 Year Ended December 31,
  2003..................................    5.57        -- (b)        1.76           1.76
  2002..................................    8.12      (0.01)         (2.54)         (2.55)
  2001..................................    9.52       0.01          (1.41)         (1.40)
  2000..................................   11.94      (0.03)         (2.21)         (2.24)
 Period from August 31, to December 31,
  1999 (commencement of investment
  operations)...........................   10.00      (0.01)          2.03           2.02

-------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.
(b) Amount shown is less than $0.01.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                       --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total      Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period    Return   (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ---------- --------------
   $(0.31)      $(0.07)       $   --         $   --       $(0.38)        $  --       $14.18      28.42%    $  681,681
    (0.11)       (0.06)           --             --        (0.17)           --        11.36     (22.31)%      466,258
    (0.19)       (0.49)           --             --        (0.68)           --        14.85     (11.98)%      538,791
    (0.22)       (0.72)           --          (0.01)       (0.95)           --        17.64      (9.15)%      525,659
    (0.26)       (0.66)           --             --        (0.92)           --        20.46      21.08%       451,296

------------------------------------------------------------------------------------------------------------------------
  (0.24)       (0.20)             --             --      (0.44)             --        14.46     (25.51)%      365,563
    (0.22)       (0.17)           --             --        (0.39)           --        11.91     (13.24)%      260,141
    (0.22)       (0.18)           --             --        (0.40)           --        14.15       1.25%       260,646
    (0.28)       (0.53)        (0.01)         (0.01)       (0.83)           --        14.38      12.97%       204,535
    (0.27)       (0.71)           --             --        (0.98)           --        13.49       3.28%       155,849
------------------------------------------------------------------------------------------------------------------------
  (0.12)       (0.34)             --             --      (0.46)             --         9.76      28.86%        53,034
    (0.11)          --            --             --        (0.11)           --         7.95     (18.21)%       40,765
    (0.09)          --            --             --        (0.09)           --         9.83      (4.75)%       60,832
    (0.15)       (0.06)        (0.03)         (0.01)       (0.25)           --        10.42       5.12%        18,164
    (0.03)       (0.14)        (0.01)         (0.01)       (0.19)           --        10.16       3.58%*        6,371

------------------------------------------------------------------------------------------------------------------------
  (0.06)       (0.02)             --             --      (0.08)             --        13.96      25.62%       624,401
    (0.04)          --            --             --        (0.04)           --        11.18     (27.82)%      496,628
    (0.03)          --            --             --        (0.03)           --        15.54     (17.54)%      770,915
    (0.04)       (2.69)        (0.78)         (0.07)       (3.58)           --        18.89     (17.89)%    1,146,787
    (0.09)       (4.89)           --             --        (4.98)           --        27.33      24.07%     1,382,473

------------------------------------------------------------------------------------------------------------------------
       --        (0.97)           --             --        (0.97)           --         6.36      31.72%        30,919
       --           --            --             --           --            --         5.57     (31.36)%       24,249
       --           --            --             --           --            --         8.12     (14.69)%       39,738
       --        (0.01)        (0.06)         (0.11)       (0.18)           --         9.52     (18.77)%       26,244

       --        (0.08)           --             --        (0.08)           --        11.94      20.18%*       15,074

------------------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
------------------------------------
                   Net
 Operating     Investment
Expenses to   Income (Loss) Portfolio
  Average      to Average   Turnover
Net Assets     Net Assets     Rate
-----------   ------------- ---------
   0.21%(d)        1.59%       4.91%
   0.23%           1.39%      10.63%
   0.20%           1.20%      17.61%(c)
   0.19%           1.12%      34.11%
   0.00%(e)        1.42%      55.24%

---------------------------------------
   0.82%(d)        1.83%      17.73%
   0.83%           1.67%      16.04%
   0.82%           1.54%      18.19%
   0.78%           2.04%      42.12%
   0.85%           1.88%      32.62%
---------------------------------------
   0.85%(f)        1.38%     105.62%
   0.84%(f)        1.18%      89.43%
   0.85%(f)        0.98%      74.91%(c)
   0.85%(f)        1.54%      59.15%
   0.85%**(f)      1.13%**    30.90%*

---------------------------------------
   0.86%(d)        0.51%      99.47%(c)
   0.55%           0.33%      95.04%
   0.41%           0.23%      63.96%
   0.46%           0.10%      89.30%
   0.39%           0.33%      37.42%

---------------------------------------
   0.99%(g)       (0.08)%    220.12%
   0.97%(g)       (0.14)%     61.67%
   0.97%(g)       (0.06)%     87.90%
   1.00%(g)       (0.37)%     75.97%

   1.08%(g)**     (0.39)%**   18.97%*

---------------------------------------

*  Not Annualized.
** Annualized.
(c) Excludes merger activity.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .22% for the year ended December 31, 1999.
(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 0.94%, .97%, .88%, 1.09% and 1.17% for the years ended December 31, 2003, 2002, 2001, 2000 and
    1999, respectively.
(g) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .99%, .98%, 1.06%, 1.05% and 1.17% for the years ended December 31, 2003, 2002, 2001, 2000 and
    1999, respectively.

--------------------------------------------------------------------------------


                                                                                  Income from Investment Operations
                                                                               ----------------------------------------------
                                                                                                Net Realized
                                                                  Net Asset        Net               and            Total
                                                                  Value at     Investment        Unrealized          From
                                                                  Beginning      Income          Gain (Loss)      Investment
                                                                  of Period    Gain (Loss)    on Investments(a)   Operations
                                                                  ---------    -----------    -----------------   ----------
Growth & Income Fund
--------------------
 Year Ended December 31,
   2003..........................................................  $ 9.22        $ 0.10            $  2.12         $  2.22
   2002..........................................................   11.93          0.08              (2.71)          (2.63)
   2001..........................................................   14.18          0.06              (2.25)          (2.19)
   2000..........................................................   20.01          0.17              (2.77)          (2.60)
   1999..........................................................   19.49          0.20               2.88            3.08
The Fund entered into new sub-advisory agreements with Putnam Investment Management, LLC during the year 2000 and with T. Rowe
Price Associates, Inc. during the year 2003.

------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund
----------------------
 Year Ended December 31,
   2003..........................................................    8.70          0.14               2.33            2.47
   2002..........................................................   10.66          0.12              (1.96)          (1.84)
   2001..........................................................   11.57          0.10              (0.91)          (0.81)
   2000..........................................................   10.42          0.09               1.30            1.39
 Period from August 31,
  to December 31, 1999 (commencement of investment operations)...   10.00          0.03               0.45            0.48

------------------------------------------------------------------------------------------------------------------------------
Earnings Growth Fund
--------------------
 Year Ended December 31,
   2003..........................................................    6.65          0.01               1.64            1.65
   2002..........................................................    9.84         (0.04)             (3.15)          (3.19)
   2001..........................................................   15.60         (0.06)             (5.70)          (5.76)
   2000..........................................................   29.22         (0.05)            (10.49)         (10.54)
   1999..........................................................   15.12         (0.19)             17.70           17.51
The Fund entered into a new sub-advisory agreement with Fidelity Management & Research Company during the year 2003.

------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth Fund
-----------------------
 Year Ended December 31,
   2003..........................................................    5.91         (0.01)              1.88            1.87
   2002..........................................................    8.48         (0.06)             (2.51)          (2.57)
   2001..........................................................   12.52         (0.03)             (4.01)          (4.04)
   2000..........................................................   14.42         (0.02)             (0.44)          (0.46)
 Period from August 31, to
  December 31, 1999 (commencement of investment operations)......   10.00         (0.02)              5.34            5.32
The Fund entered into new sub-advisory agreements with Putnam Investment Management, LLC during the year 2000 and with In-
dependence Investment LLC during the year 2003.

------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
-------------
 Period from May 1, to December 31,
   2003 (commencement of investment operations)..................   10.00          0.04               3.64            3.68

------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B Fund (formerly "Small/Mid Cap CORE Fund")
---------------------------------------------------------
 Year Ended December 31,
   2003..........................................................    8.28          0.04               3.69            3.73
   2002..........................................................    9.82          0.04              (1.54)          (1.50)
   2001..........................................................    9.82          0.05                 --            0.05
   2000..........................................................    9.82          0.05               0.39            0.44
   1999..........................................................    9.02          0.02               1.77            1.79

------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund (formerly "Small/Mid Cap Growth Fund")
----------------------------------------------------------
 Year Ended December 31,
   2003..........................................................   10.98         (0.02)              5.15            5.13
   2002..........................................................   14.09         (0.09)             (2.88)          (2.97)
   2001..........................................................   13.70         (0.06)              0.45            0.39
   2000..........................................................   14.03         (0.02)              1.27            1.25
   1999..........................................................   15.94         (0.07)              0.74            0.67

------------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                        --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total       Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment  End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period    Return    (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------  --------------
   $(0.10)      $(0.05)       $   --         $   --       $(0.15)        $  --       $11.29      24.35%     $2,128,021
    (0.08)          --            --             --        (0.08)           --         9.22     (22.18)%     1,762,203
    (0.06)          --            --             --        (0.06)           --        11.93     (15.44)%     2,476,319
    (0.17)       (2.69)        (0.14)         (0.23)       (3.23)           --        14.18     (13.10)%     3,324,988
    (0.20)       (2.36)           --             --        (2.56)           --        20.01      16.23%      4,218,841


-------------------------------------------------------------------------------------------------------------------------
    (0.14)       (0.01)           --             --        (0.15)           --        11.02      28.70%        138,855
    (0.12)          --            --             --        (0.12)           --         8.70     (17.40)%       121,102
    (0.10)          --            --             --        (0.10)           --        10.66      (6.99)%       161,710
    (0.10)       (0.08)        (0.06)            --        (0.24)           --        11.57      13.41%         15,728
    (0.03)       (0.02)        (0.01)            --        (0.06)           --        10.42       4.72%*         6,101

-------------------------------------------------------------------------------------------------------------------------
       --        (0.13)           --             --        (0.13)           --         8.17      24.80%        196.365
       --           --            --             --           --            --         6.65     (32.39)%       159,859
       --           --            --             --           --            --         9.84     (36.93)%       245,899
       --        (0.41)        (1.61)         (1.06)       (3.08)           --        15.60     (35.86)%       393,988
       --        (3.41)           --             --        (3.41)           --        29.22     118.31%        452,937

-------------------------------------------------------------------------------------------------------------------------
       --        (0.65)           --             --        (0.65)           --         7.13      31.77%         26,057
       --           --            --             --           --            --         5.91     (30.28)%        20,065
       --           --            --             --           --            --         8.48     (32.23)%        37,897
       --        (0.76)        (0.65)         (0.03)       (1.44)           --        12.52      (3.03)%        46,114
       --        (0.90)           --             --        (0.90)           --        14.42      54.57%*         9,175


-------------------------------------------------------------------------------------------------------------------------
    (0.04)       (0.43)           --             --        (0.47)           --        13.21      36.77%**       24,490

-------------------------------------------------------------------------------------------------------------------------
    (0.04)       (0.99)           --             --        (1.03)           --        10.98      45.15%         93,902
    (0.04)          --            --             --        (0.04)           --         8.28     (15.19)%        48,143
    (0.05)          --            --             --        (0.05)           --         9.82       0.53%         46,446
    (0.05)       (0.32)        (0.05)         (0.02)       (0.44)           --         9.82       4.63%         21,636
    (0.03)       (0.96)           --             --        (0.99)           --         9.82      20.54%          8,248

-------------------------------------------------------------------------------------------------------------------------
       --        (1.04)           --             --        (1.04)           --        15.07      46.87%        223,022
       --        (0.14)           --             --        (0.14)           --        10.98     (21.13)%       140,958
       --           --            --             --           --            --        14.09       2.83%        185,232
       --        (1.43)        (0.15)            --        (1.58)           --        13.70       9.25%        190,010
       --        (2.41)           --          (0.17)       (2.58)           --        14.03       5.15%        181,931

-------------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
---------------------------------------
                      Net
  Operating       Investment
 Expenses to     Income (Loss) Portfolio
   Average        to Average   Turnover
 Net Assets       Net Assets     Rate
-----------      ------------- ---------
   0.73%(d)           1.00%      91.53%(c)
   0.75%              0.73%      73.60%
   0.72%              0.49%     104.47%(c)
   0.40%              0.84%     112.94%
   0.28%              0.98%      70.16%


------------------------------------------
   0.89%(d)(h)        1.44%      69.21%
   0.85%              1.26%      82.22%
   0.99%(h)           0.91%      85.20%(c)
   1.05%(h)           0.97%      86.97%
   1.05%(h)**         0.94%**    23.03%*

------------------------------------------
   1.05%*             0.17%     124.28%
   1.04%             (0.42)%    192.54%
   0.94%             (0.49)%    111.69%
   0.85%             (0.43)%    140.94%
   0.93%             (0.68)%    106.06%

------------------------------------------
   1.00%             (0.38)%    201.18%
   1.00%(i)          (0.52)%     93.77%
   1.00%(i)          (0.46)%    118.01%(c)
   0.96%(i)          (0.38)%    250.46%
   0.95%(i)**        (0.55%)**   61.66%*


------------------------------------------
   1.20%(d)(j)**      0.58%**    56.93%*

------------------------------------------
   1.15%(k)           0.45%     125.00%
   0.96%(k)           0.50%     125.11%
   0.90%(k)           0.52%      96.88%
   0.90%(k)           0.56%      94.78%
   0.94%(k)           0.30%     109.12%

------------------------------------------
   1.06%(d)          (0.40)%    124.21%
   1.07%(l)          (0.72)%    130.01%
   0.91%(l)          (0.40)%    113.73%
   0.85%             (0.20)%    103.19%
   0.85%             (0.27)%    172.58%

------------------------------------------

*  Not annualized.
** Annualized.
(c) Excludes merger activity.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(h) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .90%, 1.20%, 1.36% and 1.42% for the years ended December 31, 2003, 2001, 2000 and 1999, respectively.
(i) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.16%, 1.19%, 1.00% and 1.09% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
(j) Expense Ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been 1.47% for the years ended December 31, 2003.
(k) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.19%, 1.12%, 1.15%, 1.23%, and 2.24% for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.
(l) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.07% and .91% for the years ended December 31, 2002 and 2001.

--------------------------------------------------------------------------------


                                                      Income from Investment Operations
                                                   ---------------------------------------
                                                                 Net Realized
                                         Net Asset     Net            and          Total
                                         Value at  Investment     Unrealized        From
                                         Beginning   Income       Gain (Loss)    Investment
                                         of Period Gain (Loss) on Investments(a) Operations
                                         --------- ----------- ----------------- ----------
Small Cap Emerging Growth Fund
------------------------------
 Year Ended December 31,
  2003..................................  $ 6.30     $(0.03)        $ 3.07         $ 3.04
  2002..................................    8.79       0.01          (2.49)         (2.48)
  2001..................................    9.14       0.01          (0.35)         (0.34)
  2000..................................   10.92       0.14          (1.13)         (0.99)
  1999..................................   11.59       0.09          (0.50)         (0.41)
The Fund entered into new sub-advisory agreements with Capital Guardian Trust Company during the year 2000 and with Wellington Management Company during the year 2003.

-------------------------------------------------------------------------------------------
Small Cap Value Fund
--------------------
 Year Ended December 31,
  2003..................................   12.55       0.09           4.66           4.75
  2002..................................   13.76       0.08          (0.96)         (0.88)
  2001..................................   11.70       0.09           2.14           2.23
  2000..................................   10.13       0.01           3.37           3.38
 Period from August 31, to December 31,
  1999 (commencement of investment
  operations)...........................   10.00         --           0.49           0.49
The Fund entered into a new sub-advisory agreement with Wellington Management Company, LLP during the year 2002. The Fund entered into a new sub- advisory agreement with T. Rowe
 Price Associates during the year 2001.

-------------------------------------------------------------------------------------------
Small Cap Growth Fund
---------------------
 Year Ended December 31,
  2003..................................    8.25      (0.09)          2.38           2.29
  2002..................................   11.77      (0.11)         (3.41)         (3.52)
  2001..................................   13.47      (0.08)         (1.62)         (1.70)
  2000..................................   19.12      (0.02)         (4.16)         (4.18)
  1999..................................   12.99      (0.21)          9.06           8.85

-------------------------------------------------------------------------------------------
International Equity Index Fund
-------------------------------
 Year Ended December 31,
  2003..................................   10.05       0.24           3.91           4.15
  2002..................................   12.07       0.21          (2.02)         (1.81)
  2001..................................   15.39       0.22          (3.32)         (3.10)
  2000..................................   19.64       0.23          (3.64)         (3.41)
  1999..................................   15.56       0.21           4.51           4.72

-------------------------------------------------------------------------------------------
Overseas Equity B Fund (formerly,
 "International Opportunities Fund")
 -----------------------------------
 Year Ended December 31,
  2003..................................    7.56       0.08           2.34           2.42
  2002..................................    9.30       0.07          (1.75)         (1.68)
  2001..................................   11.85       0.06          (2.53)         (2.47)
  2000..................................   15.17       0.07          (2.57)         (2.50)
  1999..................................   12.21       0.10           3.95           4.05
The Fund entered into a new sub-advisory agreement with T. Rowe Price International, Inc.
during the year 2000.

-------------------------------------------------------------------------------------------
Overseas Equity Fund
--------------------
 1Year Ended December 31,
  2003..................................    7.92       0.09           3.03           3.12
  2002..................................    8.57       0.10          (0.65)         (0.55)
  2001..................................    9.27       0.11          (0.70)         (0.59)
  2000..................................   10.71       0.23          (1.20)         (0.97)
  1999..................................   11.12       0.29           0.25           0.54
The Fund entered into a new sub-advisory contract with Capital Guardian Trust Company during the year 2000.

-------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                          --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total         Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment    End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)     (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------    --------------
   $(0.01)      $(1.23)       $   --         $   --       $(1.24)        $ --        $ 8.10      48.83%        $ 86,579
    (0.01)          --            --             --        (0.01)          --          6.30     (28.21)%         50,327
    (0.01)          --            --             --        (0.01)          --          8.79      (3.78)%         71,193
    (0.15)       (0.14)        (0.20)         (0.30)       (0.79)          --          9.14      (8.89)%         70,031
    (0.07)       (0.01)        (0.18)            --        (0.26)          --         10.92      (3.43)%         68,900


---------------------------------------------------------------------------------------------------------------------------
    (0.09)       (0.65)           --             --        (0.74)          --         16.56      37.97%         189,733
  (0.09)         (0.24)           --             --        (0.33)          --         12.55      (6.43)%        120,070
    (0.09)       (0.08)           --             --        (0.17)          --         13.76      19.10%         103,224
    (0.01)       (1.80)           --             --        (1.81)          --         11.70      34.19%          29,436
       --        (0.36)           --             --        (0.36)          --         10.13       5.08%*          5,570


---------------------------------------------------------------------------------------------------------------------------
       --        (0.14)           --             --        (0.14)          --         10.40      27.88%         149,277
       --           --            --             --           --           --          8.25     (29.95)%        120,723
       --           --            --             --           --           --         11.77     (12.61)%        189,401
       --        (0.12)           --          (1.35)       (1.47)          --         13.47     (21.43)%        234,542
       --        (2.72)           --             --        (2.72)          --         19.12      70.38%         179,570

---------------------------------------------------------------------------------------------------------------------------
    (0.29)       (0.09)           --             --        (0.38)          --         13.82      41.99%         159,036
    (0.21)          --            --             --        (0.21)          --         10.05     (15.18)%         98,917
    (0.17)          --            --          (0.05)       (0.22)          --         12.07     (20.30)%        122,020
    (0.18)       (0.59)           --          (0.07)       (0.84)          --         15.39     (17.42)%        195,012
    (0.21)       (0.38)        (0.05)            --        (0.64)          --         19.64      30.87%         244,017

---------------------------------------------------------------------------------------------------------------------------
    (0.13)          --            --             --        (0.13)          --          9.85      32.36%         125.965
  (0.06)            --            --             --        (0.06)          --          7.56     (18.22)%         87,278
    (0.05)          --            --          (0.03)       (0.08)          --          9.30     (20.93)%         83,591
    (0.06)       (0.62)        (0.05)         (0.09)       (0.82)          --         11.85     (16.36)%(c)     120,034
    (0.11)       (0.94)        (0.04)            --        (1.09)          --         15.17      34.01%          79,794
---------------------------------------------------------------------------------------------------------------------------
   (0.37)        (0.25)           --             --        (0.62)          --         10.42      39.85%          49,176
   (0.10)           --            --             --        (0.10)          --          7.92      (6.32)%         29,936
       --           --            --          (0.11)       (0.11)          --          8.57      (6.45)%         31,290
    (0.24)       (0.01)        (0.10)         (0.12)       (0.47)          --          9.27      (9.08)%         28,527
    (0.29)       (0.44)        (0.16)         (0.06)       (0.95)          --         10.71       5.11%          31,577

---------------------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
-------------------------------------
                    Net
 Operating      Investment
Expenses to    Income (Loss) Portfolio
  Average       to Average   Turnover
Net Assets      Net Assets     Rate
-----------    ------------- ---------
   1.11%(d)(m)      0.59%     235.48%
   1.00%(m)         0.19%      45.03%
   1.00%(m)         0.06%      60.73%
   0.92%(m)         1.25%     189.57%
   0.95%(m)         0.78%     117.33%


----------------------------------------
   1.05%(d)(n)      0.67%      29.95%
   1.04%(n)         0.62%      41.46%
   1.05%(n)         0.87%      60.36%
   1.05%(n)         0.13%     220.80%
   1.05%**(n)      (0.12)%**   51.97%*


----------------------------------------
   1.15%(o)        (0.87)%    108.43%
   1.13%           (0.83)%     77.38%
   0.91%(o)        (0.55)%     91.48%(c)
   0.82%           (0.50)%     97.73%
   0.89%           (0.70)%    113.11%

----------------------------------------
   0.27%(p)         2.13%      37.90%
   0.28%(p)         1.85%      17.55%
   0.27%(p)         1.66%       8.31%
   0.28%(p)         1.40%      14.86%
   0.31%(p)         1.26%      19.01%

----------------------------------------
   1.23%(q)         0.95%      40.85%
   1.24%(q)         0.69%      78.14%(c)
   1.00%(q)         0.64%      33.31%
   0.93%(q)         0.47%      37.92%(c)
   1.02%(q)         0.77%      34.02%
----------------------------------------
   1.15%(d)(r)      0.84%      89.10%
   1.15%(r)         1.28%      71.20%
   1.15%(r)         1.30%(s)   53.11%
   0.98%(r)         2.32%     204.98%
   1.00%(r)         2.73%     131.21%

----------------------------------------

*   Not Annualized.
**  Annualized.
(c) Excludes merger activity.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(m) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.21%, 1.04%, 1.02%, .95% and .96% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(n) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.06%, 1.04%, 1.08%, 1.29% and 1.61% for the years ended December 31, 2003, 2002, 2001, and 2000 and 1999, respectively.
(o) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.22% and 0.94% for the years ended December 31, 2003 and 2001, respectively.
(p) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .42%, .46%, .40%, .37% and .38% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(q) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.44%, 1.55%, 1.16%, 1.09% and 1.15% for the years ended December 31, 2003, 2002, 2001, 2000 and
    1999, respectively.
(r) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.39%, 1.45%, 1.36%, 1.27% and 1.31% for the years ended December 31, 2003, 2002, 2001, 2000 and
    1999, respectively.
(s) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 1.38% for the year ended December 31, 2001.

--------------------------------------------------------------------------------


                                                            Income from Investment Operations
                                                        ----------------------------------------
                                                                       Net Realized
                                              Net Asset     Net             and          Total
                                              Value at  Investment      Unrealized        From
                                              Beginning   Income        Gain (Loss)    Investment
                                              of Period Gain (Loss)  on Investments(a) Operations
                                              --------- -----------  ----------------- ----------
Overseas Equity C Fund (formerly, "Emerging
 Markets Equity Fund")
 ---------------------
 Year Ended December 31,
  2003.......................................  $  5.99    $  0.09         $ 3.27         $ 3.36
  2002.......................................     6.44       0.02          (0.45)         (0.43)
  2001.......................................     6.70       0.05          (0.29)         (0.24)
  2000.......................................    12.26      (0.02)         (4.91)         (4.93)
  1999.......................................     7.09       0.03           5.35           5.38
The Fund entered into a new sub-advisory contract with Morgan Stanley Investment Management Inc.
during the year 1999.

-------------------------------------------------------------------------------------------------
Real Estate Equity Fund
-----------------------
 Year Ended December 31,
  2003.......................................    12.79       0.69           3.90           4.59
  2002.......................................    13.55       0.62          (0.43)          0.19
  2001.......................................    13.67       0.67           0.21           0.88
  2000.......................................    11.47       0.76           2.73           3.49
  1999.......................................    12.46       0.78          (0.99)         (0.21)
The Fund entered into new sub-advisory agreements with Morgan Stanley Investment Management Inc.
during the year 2000 and with RREEF America LLC during the year 2003.

-------------------------------------------------------------------------------------------------
Health Sciences Fund
--------------------
 Year Ended December 31,
  2003.......................................     7.82        -- (b)        2.48           2.48
  2002.......................................     9.81       0.01          (1.98)         (1.97)
 Period from May 1, to December 31, 2001
  (commencement of investment operations)....    10.00      (0.00)         (0.18)         (0.18)
The Fund entered into a new sub-advisory agreement with Wellington Management Company during the year 2003.

-------------------------------------------------------------------------------------------------
Financial Industries Fund
-------------------------
 Year Ended December 31,
  2003(commencement of investment operations)    11.60       0.18           2.82           3.00
  2002.......................................    14.56       0.12          (2.95)         (2.83)
  2001.......................................    18.34       0.11          (3.33)         (3.22)
  2000.......................................    14.46       0.06           3.87           3.93
  1999.......................................    14.45       0.11           0.06           0.17
Values shown for the Financial Industries Fund represent the historical performance of the
Fund's predecessor, the V.A. Financial Industries Fund, including total return information showing how much an investment in the predecessor fund has increased or decreased each year. The information has been audited by Ernst & Young LLP, independent auditors. Their report and the predecessor fund's annual statements are included in the predecessor fund's Annual Report, which is available upon request.

-------------------------------------------------------------------------------------------------
Managed Fund
------------
 Year Ended December 31,
  2003.......................................    11.15       0.21           1.89           2.10
  2002.......................................    13.08       0.21          (1.93)         (1.72)
  2001.......................................    13.82       0.28          (0.67)         (0.39)
  2000.......................................    15.45       0.44          (0.45)         (0.01)
  1999.......................................    15.64       0.44           0.94           1.38
The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the year 2000.

-------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.
(b) Amount is less than $0.01.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                         --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total        Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment   End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period    Return     (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------   --------------
  $ (0.12)      $(0.33)       $   --         $   --       $(0.45)        $  --       $ 8.90      56.90%         64,673
    (0.02)          --            --             --        (0.02)           --         5.99      (6.73)%        34,506
       --           --            --          (0.02)       (0.02)           --         6.44      (3.63)%        28,956
       --        (0.62)           --          (0.01)       (0.63)           --         6.70     (40.11)%        31,010
    (0.01)       (0.10)        (0.42)            --        (0.53)         0.32        12.26      81.37%(u)      32,596

--------------------------------------------------------------------------------------------------------------------------
    (0.69)       (0.47)           --             --        (1.16)           --        16.22      36.89%        236,924
    (0.65)       (0.30)           --             --        (0.95)           --        12.79       1.36%        177.926
    (0.58)       (0.42)           --             --        (1.00)           --        13.55      (6.61)%       163,653
    (0.76)       (0.06)        (0.17)         (0.30)       (1.29)           --        13.67      31.29%        158,811
    (0.78)          --            --             --        (0.78)           --        11.47      (1.69)%       126,214


--------------------------------------------------------------------------------------------------------------------------
    (0.02)       (0.21)           --             --        (0.23)           --        10.07      31.74%         34,818
   (0.02)           --            --             --        (0.02)           --         7.82     (19.99)%        22,670
    (0.11)          --            --          (0.01)       (0.01)           --         9.81      (1.85)%*       29,873

--------------------------------------------------------------------------------------------------------------------------
    (0.20)       (0.03)           --             --        (0.23)           --        14.37      26.03%*        62,988
    (0.13)          --            --             --        (0.13)           --        11.60     (19.46)%        57,375
  (0.09)         (0.47)           --             --        (0.56)           --        14.56     (17.51)%        88,920
  (0.05)            --            --             --        (0.05)           --        18.34      27.16%         71,367
  (0.10)         (0.05)        (0.01)            --        (0.16)           --        14.46       1.23%         49,312


--------------------------------------------------------------------------------------------------------------------------
    (0.39)       (0.06)           --             --        (0.45)           --        12.80      19.00%      2,070,745
  (0.21)            --            --             --        (0.21)           --        11.15     (13.23)%     1,936,864
  (0.28)         (0.07)           --             --        (0.35)           --        13.08      (2.84)%     2,526,703
  (0.44)         (1.18)           --             --        (1.62)           --        13.82       0.03%      2,995,794
  (0.43)         (1.14)           --             --        (1.57)           --        15.45       9.10%      3,430,919

--------------------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
------------------------------------
                   Net
 Operating     Investment
Expenses to   Income (Loss) Portfolio
  Average      to Average   Turnover
Net Assets     Net Assets     Rate
-----------   ------------- ---------
   1.60%*          1.28%      92.85%
   1.60%*          0.27%      88.40%
   1.40%*          0.77%     120.72%
   1.32%*         (0.28)%    103.90%
   1.39%*          0.19%     196.32%

---------------------------------------
   1.07%           4.84%      38.11%
   1.07%           4.60%      22.74%
   1.07%           4.97%      29.07%
   0.76%           5.99%      58.81%
   0.70%           6.38%      12.95%


---------------------------------------
   1.10%(v)       (0.12)%    115.75%
   1.07%(v)        0.10%      98.91%
   1.10%(v)**     (0.16)%**   37.76%*

---------------------------------------
   0.85%**         1.35%**    50.20%*
   0.90%           0.87%       2.00%
   0.89%           0.71%      97.00%(c)
   0.90%           0.36%      41.00%
   0.90%           0.77%      72.00%


---------------------------------------
   0.74%(d)        1.75%     216.32%
   0.76%           1.77%     234.62%
   0.73%           2.10%(w)  190.73%(c)
   0.46%           2.86%     210.35%
   0.36%           2.75%     203.86%

---------------------------------------

*  Not annualized.
** Annualized
(c) Excludes merger activity.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(t) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 2.24%, 3.45%, 4.02%, 2.49% and 3.44% for the years ended December 31, 2003, 2002, 2001, 2000 and
    1999, respectively.
(u) The total investment return includes the effect of the capital contribution of $.32 per share. The total investment return without the capital contribution would have been 79.02%.
(v) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.25%, 1.35% and 1.19% for the years ended December 31, 2003, 2002 and 2001.
(w) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the year ended December 31, 2001.

--------------------------------------------------------------------------------


                                                                                     Income from Investment Operations
                                                                                  ---------------------------------------
                                                                                                Net Realized
                                                                       Net Asset      Net            and          Total
                                                                       Value at   Investment     Unrealized        From
                                                                       Beginning    Income       Gain (Loss)    Investment
                                                                       of Period  Gain (Loss) on Investments(a) Operations
                                                                       ---------  ----------- ----------------- ----------
Short-Term Bond Fund
--------------------
 Year Ended December 31,
  2003................................................................  $10.23       $0.37         $(0.10)        $ 0.27
  2002................................................................   10.11        0.44           0.12           0.56
  2001................................................................    9.86        0.52           0.26           0.78
  2000................................................................    9.72        0.61           0.14           0.75
  1999................................................................   10.05        0.61          (0.33)          0.28

--------------------------------------------------------------------------------------------------------------------------
Bond Index Fund
---------------
 Year Ended December 31,
  2003................................................................   10.30        0.48          (0.12)          0.36
  2002................................................................    9.89        0.54           0.42           0.96
  2001................................................................    9.74        0.57           0.17           0.74
  2000................................................................    9.32        0.62           0.43           1.05
  1999................................................................   10.19        0.63          (0.89)         (0.26)

--------------------------------------------------------------------------------------------------------------------------
Active Bond Fund
----------------
 Year Ended December 31,
  2003................................................................    9.70        0.43           0.18           0.61
  2002................................................................    9.55        0.50           0.18           0.68
  2001................................................................    9.44        0.58           0.11           0.69
  2000................................................................    9.12        0.64           0.28           0.92
  1999................................................................    9.92        0.67          (0.76)         (0.09)
The Fund entered into new sub-advisory agreements with PIMCO and with Declaration Management & Research LLC during the year 2003.

--------------------------------------------------------------------------------------------------------------------------
Total Return Bond
-----------------
 Period from May 1, to December 31,
  2003 (commencement of operations)...................................   10.00        0.12           0.08           0.20

--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
--------------------
 Year Ended December 31,
  2003................................................................    5.91        0.42           0.53           0.95
  2002................................................................    6.83        0.57          (0.87)         (0.30)
  2001................................................................    7.33        0.73          (0.55)          0.18
  2000................................................................    8.99        0.73          (1.65)         (0.92)
  1999................................................................    9.23        0.72          (0.26)          0.46

--------------------------------------------------------------------------------------------------------------------------
Global Bond Fund
----------------
 Year Ended December 31,
  2003................................................................   11.06        0.40           1.36           1.76
  2002................................................................    9.74        0.40           1.43           1.83
  2001................................................................   10.34        0.38          (0.53)         (0.15)
  2000................................................................    9.82        0.48           0.67           1.15
  1999................................................................   10.60        0.48          (0.70)         (0.22)
The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the year 2000.

--------------------------------------------------------------------------------------------------------------------------
Money Market Fund
-----------------
 Year Ended December 31,
  2003................................................................    1.00        0.01             --           0.01
  2002................................................................    1.00        0.01             --           0.01
  2001................................................................    1.00        0.04             --           0.04
  2000................................................................    1.00        0.06             --           0.06
  1999................................................................    1.00        0.04             --           0.04
Per share amounts for the Money Market Fund have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
The Fund entered into new sub-advisory agreement with Wellington Management Company, LLP during the year 2002.

--------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period    Return
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------

 $(0.37)          $ --         $ --           $ --        (0.37)           --        $10.13       2.76%
   (0.41)       (0.03)           --             --        (0.44)           --         10.23       5.67%
 (0.53)             --           --             --        (0.53)           --         10.11       8.09%
 (0.61)             --           --             --        (0.61)           --          9.86       7.98%
 (0.61)             --           --             --        (0.61)           --          9.72       2.96%

---------------------------------------------------------------------------------------------------------
  (0.48)        (0.05)           --             --        (0.53)           --        $10.13       3.60%
   (0.51)       (0.04)           --             --        (0.55)           --         10.30       9.95%
   (0.58)       (0.01)           --             --        (0.59)           --          9.89       7.76%
   (0.63)           --           --             --        (0.63)           --          9.74      11.81%
   (0.61)           --           --             --        (0.61)           --          9.32     (2.57)%

---------------------------------------------------------------------------------------------------------

  (0.43)        (0.24)           --             --        (0.67)           --          9.64       6.48%
 (0.53)             --           --             --        (0.53)           --          9.70       7.25%
 (0.58)             --           --             --        (0.58)           --          9.55       7.48%
 (0.60)             --           --             --        (0.60)           --          9.44      10.45%
 (0.71)             --           --             --        (0.71)           --          9.12     (0.94)%

---------------------------------------------------------------------------------------------------------
   (0.12)       (0.04)           --             --        (0.16)           --         10.04     1.99%**

---------------------------------------------------------------------------------------------------------
  (0.42)        (0.02)           --             --        (0.44)           --          6.42      16.51%
   (0.62)           --           --             --        (0.62)           --          5.91     (4.51)%
   (0.68)           --           --             --        (0.68)           --          6.83       2.13%
   (0.74)           --           --             --        (0.74)           --          7.33    (10.81)%
   (0.70)           --           --             --        (0.70)           --          8.99       5.13%

---------------------------------------------------------------------------------------------------------

  (0.63)        (0.22)           --             --        (0.85)           --         11.97      15.91%
  (0.46)        (0.05)           --             --        (0.51)           --         11.06      18.85%
   (0.45)           --           --             --        (0.45)           --          9.74     (1.45)%
   (0.63)           --           --             --        (0.63)           --         10.34      12.00%
   (0.56)           --           --             --        (0.56)           --          9.82     (2.16)%

---------------------------------------------------------------------------------------------------------

  (0.01)            --           --             --        (0.01)           --          1.00       0.95%
   (0.01)           --           --             --        (0.01)           --          1.00       1.48%
   (0.04)           --           --             --        (0.04)           --          1.00       3.93%
   (0.06)           --           --             --        (0.06)           --          1.00   6.29%(gg)
   (0.04)           --           --             --        (0.04)           --          1.00       5.05%

Per share amounts shown for 2001, 2000 and 1999 have been restated to reflect a 10-for-1 stock split effective May 1, 2001.

---------------------------------------------------------------------------------------------------------


              Ratios/Supplemental Data
-------------------------------------------------
                                Net
                Operating   Investment
  Net Assets   Expenses to Income (Loss) Portfolio
End of Period    Average    to Average   Turnover
(000s Omitted) Net Assets   Net Assets     Rate
-------------- ----------- ----------------------

    260,017         0.67%        3.68%    58.94%
    241,117         0.68%        4.29%    97.00%
    149,450         0.48%     5.20%(x)    86.39%
     80,109         0.36%        6.27%    52.68%
     68,844         0.43%        6.25%   100.04%

---------------------------------------------------
    215,661      0.24%(z)        4.73%    40.22%
    208,095      0.22%(z)        5.30%    57.31%
    129,358         0.24%     5.77%(y)    68.70%
     64,768      0.25%(z)        6.80%    40.46%
     38,436      0.29%(z)        6.56%    17.06%

---------------------------------------------------

  1,055,609         0.70%        4.42%   465.90%(c)
    987,454         0.69%        5.24%   290.73%
    947,514         0.67%    5.97%(aa)   206.80%(c)
    842,299     0.41%(bb)        6.98%   224.24%
    850,286         0.28%        6.97%   182.90%

---------------------------------------------------
     42,006       0.77%**       1.89%*  537.79**

---------------------------------------------------
     97.016     0.90%(cc)        6.81%    47.82%
     60,781     0.90%(cc)        9.84%    89.30%
     51,274     0.80%(cc)   10.39%(dd)    32.50%
     25,978     0.75%(cc)        8.88%    21.94%
     19,921     0.80%(cc)        7.94%    38.62%

---------------------------------------------------

    107,295     0.95%(ee)        2.85%    51.09%
     78,471     0.95%(ee)        3.53%    64.15%
     47,646     0.95%(ee)    3.73%(ff)    41.75%
     68,473     0.81%(ee)        4.71%   259.60%
     70,991     0.83%(ee)        4.70%   332.06%

---------------------------------------------------

    681,633         0.31%        0.95%       n/a
    918,116         0.32%        1.46%       n/a
    745,516         0.32%        3.72%       n/a
    496,853         0.29%        6.05%       n/a
    451,235         0.31%        4.95%       n/a


-----------

*  Not Annualized.
** Annualized.
(c) Excludes merger activity.
(x) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the year ended December 31, 2001.
(y) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the year ended December 31, 2001.
(z) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .24%, .25%, .27%, .35% and .71% for the years ending December 31, 2003, 2002, 2000, 1999 and 1998, respectively.
(aa) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the year ended December 31, 2001.
(bb) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .44% for the year ending December 31, 2000.
(cc) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .95%, .96%, .90%, .87% and 1.04% for the years ending December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(dd) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 9.35% for the year ended December 31, 2001.
(ee) Expense ratio is net of reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .98%, 1.01%, .95%, .91% and .84% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(ff) Had the Fund not amortized premiums on debt securities, the annual ratio of net investment income to average net assets would have been 3.96% for the year ended December 31, 2001.
(gg) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire various service providers to carry out the Trust's operations.

                                    VARIABLE
                                 CONTRACTOWNERS



                                  JOHN HANCOCK,
                                JHVLICO OR OTHER
                              INSURANCE COMPANIES



                                   THE TRUST
                              Trustees oversee the
                             Trust's investment and
                              business activities



  INVESTMENT ADVISER                          CUSTODIAN
   John Hancock Life                 State Street Bank and Trust
   Insurance Company                           Company
  Manages the Trust's
investment and business      Holds the Trust's assets, settles all Trust
       activities.            trades and collects most of the valuation
                               data required for calculating the Trust's
                                     net asset value per share.


                                   SUBADVISERS

Capital Guardian Trust Company                   RREEF America LLC
Declaration Management & Research Company        SSgA Funds Management, Inc.
Fidelity Management & Research Company           Standish Mellon Asset Management Company LLC
Independence Investment LLC                      T. Rowe Price Associates, Inc.
John Hancock Advisers, LLC                       Van Kampen
Pacific Investment Management Company LLC        Wellington Management Company, LLP


           Provide management to various funds.

APPENDIX A

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. The equity portion of the Managed Fund and a segment of the overseas equity funds are managed directly by the equity research analysts, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each analyst's segment will vary over time and may be based upon: (1) the level of conviction of specific research analysts as to their designated sectors; (2) industry weights within the relevant benchmark for the Fund; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research analysts compared to industry weights within the relevant benchmark. Set forth below are details regarding the multiple portfolio managers of Capital Guardian who are involved in the management of the Funds indicated:

MANAGED FUND

Equity Investments:

The Equity Research team consists of the following 25 research analysts with an average of 11 years experience with Capital Guardian and 14 years of industry experience:

Gene Barron                                      John A. Longhurst
Andrew F. Barth (Research Portfolio Coordinator) Reed H. Lowenstein
Terry Berkemeier                                 Karen A. Miller
Eugene Cheah                                     Jason M. Pilalas
Steven Connell                                   Lars Reierson
Caroline E. Ford                                 Carlos A. Schonfeld
Cheryl Frank                                     Lawrence R. Solomon
Irfan M. Furniturewala                           Eric H. Stern
Zachary E. Guevara                               Suzanne Stewart
Mark Hickey                                      Eva Sudol
Todd S. James                                    Steven R. Wanek
Karin L. Larson                                  Alan J. Wilson
Jin Lee

Fixed Income Investments:

Christine Cronin                                 James R. Mulally
----------------                                 ----------------
Vice President of subadviser                     Senior Vice President of subadviser
Joined subadviser in 1997                        Joined subadviser in 1980

Michael Locke
-------------
Vice President of subadviser
Joined subadviser in 1996

OVERSEAS EQUITY FUND
OVERSEAS EQUITY FUND B
OVERSEAS EQUITY FUND C

Non-U.S. Equity Investments:

David I. Fisher                     Christopher A. Reed
---------------                     -------------------
Chairman of subadviser              Vice President of subadviser
Joined subadviser in 1969           Joined subadviser in 1994

Harmut Giesecke                     Lionel M. Sauvage
---------------                     -----------------
Joined subadviser in 1971           Senior Vice President of subadviser
                                    Joined subadviser in 1987

Arthur J. Gromadzki                 Nilly Sikorsky
-------------------                 --------------
Joined subadviser in 1987           President of subadviser
                                    Joined subadviser in 1962

Richard N. Havas                    Rudolf M. Staehelin
----------------                    -------------------
Senior Vice President of subadviser Senior Vice President of subadviser
Joined subadviser in 1986           Joined subadviser in 1981

Nancy I. Kyle                       Non-U.S. Equity Research Team
-------------                       -----------------------------
Senior Vice President of subadviser 31 Research Analysts
Joined subadviser in 1991           Average 8 Years with Capital Guardian
                                    Average 13 Years with industry experience
Gerald du Manoir
----------------
Research Team Coordinator
Joined subadviser in 1990


GLOBAL BOND FUND

Mark A. Brett                       James R. Mulally
-------------                       ----------------
Senior Vice President of subadviser Senior Vice President of subadviser
Joined subadviser in 1993           Joined subadviser in 1980

Mark Dalzell
------------
Vice President of subadviser
Joined subadviser in 1988

Laurentius Harrer
-----------------
Vice President
Joined subadviser in 1993

APPENDIX B

HEALTH SCIENCES FUND

Wellington Management Company, LLP uses Healthcare analysts on a global Health Sciences Sector Team to provide day to day investment management services to the Health Sciences Fund. Set forth below are the members of that team:


Ann C. Gallo                        Joseph H. Schwartz
------------                        ------------------
Senior Vice President of subadviser Senior Vice President of subadviser
Joined subadviser in 1998           Joined subadviser in 1983

Jean M. Hynes                       Robert L. Deresiewicz
-------------                       ---------------------
Senior Vice President of subadviser Assistant Vice President of subadviser
Joined subadviser in 1991           Joined subadviser in 2000
Kirk J. Mayer                       Harvard Business School 1998-2000
-------------
Vice President of subadviser
Joined subadviser in 1998

For more information



This prospectus should be used only with a variable contract prospectus.

John Hancock Variable
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Two documents are available that offer further information on John Hancock Variable Series Trust I:

Annual/Semiannual Report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, and the auditors' report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (i.e., is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, or to make shareholder inquiries, please contact:

By mail:

John Hancock Variable Series Trust I
John Hancock Place
Boston, MA 02117

By phone:  1-800-732-5543

Or you may view or obtain these documents from the SEC:

In person:  at the SEC's Public Reference Room in Washington, DC

By phone:  1-202-942-8090

By mail: Office of Public Reference Securities and Exchange Commission 450 5th Street, N.W., Room 1300
Washington, DC 20549-0102
(duplicating fee required)

By e-mail:  publicinfo@SEC.gov

On the Internet:  www.sec.gov

SEC File Number:  811-4490


VSTPRO-MASTER

As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

This prospectus contains important information about the Series I and Series II shares of the International Equity Index Fund.

JOHN HANCOCK
VARIABLE SERIES TRUST I

May 1, 2004

PROSPECTUS
Series I and Series II shares

International Equity Index Fund
                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

Contents

--------------------------------------------------------------------------------


John Hancock Variable Series           Overview                                   1
Trust I ("Trust")

A summary of the Fund's goals,         International Equity Index Fund            5
strategies and risks.

Policies and instructions for opening, Your Account                               7
maintaining and closing an account in  Investments in shares of the fund          7
the Fund                               Share price                                7
                                       Valuation                                  7
                                       Conflicts                                  7

Further information on the funds       Fund's Expenses                            8

                                       Dividends and Taxes                        8
                                       Dividends                                  8
                                       Taxes                                      8

                                       Share Classes                              8

                                       Financial Highlights                      10

Further information on the Trust       Trust Business Structure                  12

                                       For more information              back cover

Overview

--------------------------------------------------------------------------------


FUND INFORMATION KEY
A concise description of the International Equity Index Fund begins on page . The description provides the following information:

Goal and Strategy The Fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the Fund.

Past Performance The Fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the Fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the Fund's performance and are described first. The Secondary Risks are not considered major factors in the Fund's performance because the Fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the Fund's performance, even if the investments are held in relatively small amounts.

Fees and Expenses A table describes the Fund's fees and expenses and examples show the costs over time.

THE FUND
The Trust offers Series I and Series II shares of the International Equity Index Fund, for the variable contracts ("variable contracts") of:

.. The Manufacturers Life Insurance Company of New York

.. The Manufacturers Life Insurance Company (U.S.A.), and

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the International Equity Index Fund may also be referred to by some other term (such as "Portfolio" or "Series").

RISKS OF FUND
This Fund, like all mutual funds, is not a bank account. The Fund's value is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in this Fund. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock Life Insurance Company ("John Hancock") is the investment adviser for the International Equity Index Fund and for other funds of the Trust. John Hancock is a Massachusetts stock life insurance company.
On February 1, 2000, John Hancock changed its form of organization by "demutualizing" and becoming a subsidiary of John Hancock Financial Services, Inc. ("JHFS"). Prior to that date, John Hancock was "John Hancock Mutual Life Insurance Company," a mutual life insurance company that was chartered in 1862. At the end of 2003, JHFS and its subsidiaries (including John Hancock) managed approximately $142.5 billion in assets, of which it owned approximately $100.1 billion.
In April 2004, JHFS was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.
The International Equity Index Fund may have one or more subadvisers. John Hancock recommends subadvisers for all of the funds to the Trust, and oversees and evaluates the subadvisers' performance. To do this, John Hancock uses both quantitative and qualitative tools to evaluate investment expertise, performance, diversification, style consistency and risk. This evaluation typically includes on-site due diligence meetings with subadvisers, periodic face-to-face meetings and other communication. While short-term investment performance is monitored, it is not the primary factor in the selection or termination of a subadviser. John Hancock also oversees the allocation of a fund's assets between and among subadvisers for those funds of the Trust that are "multi-managed," and manages the Trust's joint trading account for various funds' liquidity reserves.
Each subadviser has discretion to purchase and sell securities for the fund, or the portion of the fund, that it manages. While employing their own investment approach in managing a Fund, each subadviser must also adhere to that fund's investment goals, strategies and restrictions.

                      This page intentionally left blank

Your Investment Choices

--------------------------------------------------------------------------------


The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. This prospectus describes a Fund that is available under your variable contract. The Fund can be broadly categorized as an international/global fund. Within this broad category, the Fund can be further categorized as follows:

INTERNATIONAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. These funds can be categorized by the types of marketsthey invest in.

                                  Developed Markets:
.. International Equity Index Fund These funds invest primarily in the larger, well-established developed or
                                  industrialized markets around the
                                  world. These funds have a lower level
                                  of foreign securities risk than
                                  emerging market funds. (Emerging market
                                  funds invest primarily in developing or
                                  emerg-ing markets.)

ADDITIONAL INFORMATION

Manager of Managers Arrangement
A "manager of managers" arrangement is now quite common among mutual funds that employ subadvisers to manage investment portfolios. This type of arrangement allows a fund, its overall investment manager and the fund's subadviser to enter into various new or amended sub-investment management agreements without the need to obtain additional shareholder and contract owner approval.

This arrangement permits John Hancock and the Trust, under certain circumstances, to select or change subadvisers, enter into new agreements with subadvisers or amend existing agreements with subadvisers, without first obtaining shareholder approval. (The Fund must still obtain shareholder approval of any agreement with a subadviser that is an affiliate of John Hancock.) John Hancock believes that the arrangement permits changes in subadvisory arrangements faster and at lower cost, since the need for the Fund to seek additional shareholder approval for such changes will be reduced. Shareholders for the Fund previously approved the arrangement.

Shareholders of the Fund will be notified of any changes in the subadviser to the Fund.

General Information
In the following pages, any strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, the Fund may be allowed to temporarily deviate from its normal strategy (1) to avoid unnecessary transaction costs when markets are are unusually volatile, or (2) when the Fund experiences unusually large cash flows. In addition, investments in a company whose market capitalization was within the range of market capitalizations under a fund's 80% investment policy at the time of purchase may continue to be considered within that range even after the publisher of an index changes the constituents used by the fund to measure market capitalization. The fund may not achieve its investment objectives when taking any of these measures. The trustees of the Trust can change the investment goals and strategy of the Fund without shareholder (i.e., contractowner) approval.

If the total investment return for the Fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the Fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand reference for debt obligations generally.

International Equity Index Fund


GOAL AND STRATEGY

This is an international stock fund that seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries.

The Fund seeks to invest more than 80% of its assets in securities included in the Morgan Stanley Capital International All Country World Excluding U.S. ("MSCI ACW ex-US") Index. The MSCI ACW ex-US Index is a well known international stock market index that, as of December 31, 2003, included approximately 1,700 securities listed on the stock exchanges of 48 developed and emerging market countries (but not the United States).

The manager employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index. The manager seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the Index. The Index composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.


--------------------------------------------------------------------------------

SUBADVISER

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02110-2900

Managing, with predecessor, since 1978
Managing Fund since March, 2004
Managed approximately $92 billion
in assets at year-end 2003

Past Performance information set forth
herein does not reflect SSgA Funds Management, Inc. services to the Fund.

FUND MANAGERS

Managed by investment team overseen by:

James Francis, CFA
---------------------
Principal of subadviser
Joined subadviser in 1987

Jeffrey Beach
---------------------
Principal of subadviser
Joined subadviser in 1986

Note: "MSCI" and "MSCI All Country World ex-US Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.
PAST PERFORMANCE

The following bar chart and table of average annual total returns reflects the performance of the Fund's NAV shares during the period shown (along with a broad-based market index for reference). Series I and Series II shares were not offered during this period. The performance of Series I shares will be lower than NAV performance due to its 12b-1 Fee. The performance of Series II shares will be lower than NAV performance or Series I performance due to its higher 12b-1 Fee. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. If such fees and charges had been reflected, performance would be lower. Past performance does not indicate future results.

 Year-by year total returns for NAV shares -- calendar years

                                    [CHART]

 1994   1995   1996    1997    1998    1999    2000     2001    2002     2003
------  -----  -----  ------  ------  ------  ------- -------  -------  ------
-6.25%  8.01%  9.19%  -5.03%  20.82%  30.87%  -17.42% -20.30%  -15.18%  41.99%

Best quarter: up 20.91% fourth quarter 1998 Worst quarter: down 20.18% third quarter 2002

Average annual total returns for NAV Shares -- for periods ending
12/31/03
                   Fund           Index 1         Index 2         Index 3*
1 year            41.99%          41.41%          43.61%           44.58%
5 years            0.74%           1.55%           1.04%            1.43%
10 years           2.80%           4.66%           6.37%            5.65%

Index 1:  MSCI ex US Index
Index 2:  MSCI EAFE GDP Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April,
1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW ex US (after November, 2003)
* John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance for the period shown because it more closely matches the fund's changes in investment strategy during that period.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Index Management Risk: Certain factors such as the following may cause the Fund to track the Indexes less closely:

.. The securities selected by the manager may not be fully representative of the Indexes.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Indexes.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Indexes.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold Series I shares or Series II shares of the Fund and do not reflect the expenses and charges of any variable insurance contract which may use the Fund as an underlying investment medium. Those expenses and charges may vary considerably from contract to contract, and are listed in the prospectus for the variable contract. The Fund does not charge a sales load or a surrender fee.

Annual Fund Operating Expenses/1 /(expenses that are deducted from Fund assets, as a percentage of average net assets for the fiscal year ended December 31,
2003)

                                Distribution             Total Annual
                     Investment     and                      Fund
                     Management   Service      Other      Operating
                        Fee     (12b-1) Fee  Expenses/2/   Expenses
                        ---     -----------  -----------   --------
           Series I    0.17%       0.40%       0.05%        0.62%
           Series II   0.17%       0.60%       0.05%        0.82%

/1/ Amounts shown are estimates, based on the average net assets of the Fund's NAV shares, because the International Equity Index Fund has not yet issued Series I and Series II shares.
/2/ Amounts shown (a) reflect discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% per annum of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund.

Examples. The Examples are intended to help you compare the cost of investing in Series I or Series II shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                               Year 1 Year 3 Year 5 Year 10
                     Series I   $ 63   $199   $346  $  455
                     Series II  $84   $262   $774   $1,014

Your Account

Investments in shares of the funds

The Fund sells its Series I and Series II shares directly to separate accounts of insurance companies to fund variable contracts. Each fund also buys back its Series I and Series II shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

The Fund sells and buys back its Series I and Series II shares at the net asset value per share next computed after receipt by a separate account of a contractowner's instructions.

The Fund calculates its net asset value per share:

.. by dividing net assets of the Series by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Valuation

The Fund values its securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

The Fund may value securities at fair value where, for example:

.. market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

The Fund may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate share price. Consequently, share price may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the Fund. The Trust's net asset value could decrease if the Trust had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by the International Equity Index Fund to the adviser in 2003 was 0.17% of net assets


The adviser, not the Fund, pays subadvisory fees out of its own assets.

Dividends and Taxes

Dividends

The Fund automatically reinvests its dividends and distributions in additional shares of the fund at net asset value per share.

The Fund declares and pays dividends monthly.

The Fund generally declares capital gains distributions annually.

Taxes

The Fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Share Classes

Multiple Classes of Shares

The Trust has four classes of shares: NAV shares, Series I shares, Series II shares and Series III shares. Each class is identical except for differences in class expenses, including different Rule 12b-1 fees, and voting rights. (NAV shares of the International Equity Index Fund, which are described in the prospectus relating to that class' shares, are not subject to a Rule 12b-1 fee, and Series III shares are not currently available for sale. The offering of Series III shares and the amount of class expenses of Series III shares are subject to the approval of the Trustees of the Trust.)

Series I shares of the International Equity Index Fund are subject to a Rule 12b-1 fee of .40% of Series I share average daily net assets.

Series II shares of the International Equity Index Fund are subject to a Rule 12b-1 fee of .60% of Series II share average daily net assets.

Rule 12b-1 fees for Series I shares and Series II shares will be paid to the Trust's Distributor for those shares, Manulife Financial Securities LLC, or any successor thereto.

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

   (i)for any expenses relating to the distribution of the shares of the respective class,
  (ii)for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and
 (iii)for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from the International Equity Index Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services describe in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in the Fund and may, over time, be greater than other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights detail the historical performance of the Fund's NAV shares, including total return information for the past 5 years. The total return information does not reflect:

.. 12b-1 expenses of Series I shares,

.. 12b-1 expenses of Series II shares, and

.. expenses and charges of the applicable separate accounts and variable contracts. Had these been included, the "Total Investment Return" shown in the Table would be lower. The financial highlights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

--------------------------------------------------------------------------------

                                   Income from Investment Operations
                                ---------------------------------------
                                              Net Realized
                      Net Asset     Net            and          Total
                      Value at  Investment     Unrealized        From
                      Beginning   Income       Gain (Loss)    Investment
                      of Period Gain (Loss) on Investments(a) Operations
                      --------- ----------- ----------------- ----------

        International
        Equity
        Index
        Fund
        --
        NAV
        shares
        ------

         Year
         Ended
         December
         31,

           2003......  $10.05      $0.24         $ 3.91         $ 4.15

           2002......   12.07       0.21          (2.02)         (1.81)

           2001......   15.39       0.22          (3.32)         (3.10)

           2000......   19.64       0.23          (3.64)         (3.41)

           1999......   15.56       0.21           4.51           4.72

       -----------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------
   $(0.29)      $(0.09)       $   --         $   --       $(0.38)         $--        $13.82      41.99%
    (0.21)          --            --             --        (0.21)          --         10.05     (15.18)%
    (0.17)          --            --          (0.05)       (0.22)          --         12.07     (20.30)%
    (0.18)       (0.59)           --          (0.07)       (0.84)          --         15.39     (17.42)%
    (0.21)       (0.38)        (0.05)            --        (0.64)          --         19.64      30.87%

---------------------------------------------------------------------------------------------------------

             Ratios/Supplemental Data
-------------------------------------------------
                                Net
                Operating   Investment
  Net Assets   Expenses to Income (Loss) Portfolio
End of Period    Average    to Average   Turnover
(000s Omitted) Net Assets   Net Assets     Rate
-------------- ----------- ------------- ---------
   $159,036       0.27%(b)     2.13%       37.90%
     98,917       0.28%(b)     1.85%       17.55%
    122,020       0.27%(b)     1.66%        8.31%
    195,012       0.28%(b)     1.40%       14.86%
    244,017       0.31%(b)     1.26%       19.01%

--------------------------------------------------

(b) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .42%, .46%, .40%, .37% and .38% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire various service providers to carry out the Trust's operations.

                                    VARIABLE
                                 CONTRACTOWNERS



                               THE MANUFACTURERS
                                 LIFE INSURANCE
                              COMPANY OF NEW YORK,
                               THE MANUFACTURERS
                             LIFE INSURANCE COMPANY
                                (U.S.A) OR OTHER
                              INSURANCE COMPANIES



                                   THE TRUST
                              Trustees oversee the
                             Trust's investment and
                              business activities



  INVESTMENT ADVISER                          CUSTODIAN
   John Hancock Life                 State Street Bank and Trust
   Insurance Company                           Company
  Manages the Trust's
investment and business      Holds the Trust's assets, settles all Trust
  business activities.        trades and collects most of the valuation
                               data required for calculating the Trust's
                                     net asset value per share.


               SUBADVISER TO THE INTERNATIONAL EQUITY INDEX FUND

                          SSgA Funds Management, Inc.

                        Provides management to the Fund.

For more information



This prospectus should be used only with a variable contract prospectus.

John Hancock Variable
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Two documents are available that offer further information on John Hancock Variable Series Trust I:

Annual/Semiannual Report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, and the auditors' report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (i.e., is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, or to make shareholder inquiries, please contact:

By mail:

John Hancock Variable Series Trust I
John Hancock Place
Boston, MA 02117

By phone:  1-800-732-5543

Or you may view or obtain these documents from the SEC:

In person:  at the SEC's Public Reference Room in Washington, DC

By phone:  1-202-942-8090

By mail: Office of Public Reference Securities and Exchange Commission 450 5th Street, N.W., Room 1300
Washington, DC 20549-0102
(duplicating fee required)

By e-mail:  publicinfo@SEC.gov

On the Internet:  www.sec.gov

SEC File Number:  811-4490


VSTPRO-SERIES I II

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2004

     This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2004. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to thirty of the Trust's current "Funds."

     The Trust's Financial Statements and Investment Performance Information

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                                TABLE OF CONTENTS
                                                                    Page in this
                                                                    Statement of
                                                                     Additional
                                                                    Information
                                                                    ------------

A.   What Is the Trust?..................................................4

B.   The Trust's Business History........................................4

C.   The Funds' Investment Activities and Their Risks....................5

     1.   Investing in Money Market Instruments..........................5
     2.   Investing in Other Fixed Income Obligations....................6
     3.   Investing in Equity Securities.................................7
     4.   Investing in Real Estate Securities............................8
     5.   Investing in Foreign Securities................................9
     6.   Techniques and Instruments for Managing Currency
          Exposure......................................................10
     7.   Reallocating a Fund's Assets Among Asset Classes..............12
     8.   Adopting a Temporary Defensive Strategy.......................12
     9.   Investing With an Index-Based Objective.......................12
     10.  Investing on a Non-Diversified Basis..........................14
     11.  Using Options.................................................14
     12.  Using Options on Securities...................................16
     13.  Using Financial Futures Contracts, Options on Such
          Contracts and Options on Stock Indexes........................17
     14.  Using "Swaps," "Caps," "Floors," and "Collars"................20
     15.  Investing In Other Investment Companies.......................22
     16.  Purchasing "When Issued" Securities and Forward
          Commitments...................................................23
     17.  Short-Term Trading............................................23
     18.  Entering Into Repurchase Agreements...........................23
     19.  Participating in Joint Trading Accounts.......................24
     20.  Lending of Fund Securities....................................24
     21.  Using Reverse Repurchase Agreements and Mortgage
          "Dollar Rolls"................................................24
     22.  Investing in Rule 144A Securities, Section 4(2)
          Commercial Paper and Illiquid Securities......................25
     23.  Investing in Preferred Stock, Convertible Securities
          and Warrants..................................................25
     24.  Investing in Initial Public Offerings ("Ipos")................25

D.   The Funds' Fundamental Investment Restrictions.....................25

E.   Board of Trustees and Officers of the Trust........................27

F.   Investment Advisory Arrangements...................................30

     1.   The Trust's Investment Advisory Arrangements With John
          Hancock.......................................................30
     2.   The Trust's Arrangements With Subadvisers.....................32
     3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and
          Expense Reimbursements........................................36
     4.   Basis of Trustee Approval of Continuance of Advisory
          Arrangements..................................................37

G.   Arrangements With Other Service Providers..........................42

     1.   Underwriting and Indemnity Agreement..........................42
     2.   Custody of the Trust's Assets.................................42
     3.   Subadministration Agreement With State Street Bank............42
     4.   Independent Auditors..........................................42
     5.   Distribution of Series I and Series II shares.................43

H.   Portfolio Transactions and Brokerage Allocation....................44

I.   Codes of Ethics....................................................48

J.   Features of the Trust's Shares.....................................48

K.   Shareholder Meetings and Voting Rights.............................49

L.   Sales and Redemptions of Fund Shares...............................50

M.   Computing the Funds' Net Asset Value...............................51

N.   Taxes..............................................................52

O.   Information About Fund Performance.................................52

P.   Legal Matters......................................................53

Q.   Reports to Contractholders.........................................53

Appendix A - Corporate Bond Ratings.....................................54

Appendix B - Proxy Voting Policies and Procedures.......................56

A. WHAT IS THE TRUST?

     John Hancock Variable Series Trust I (the "Trust"), and each of the Funds of the Trust, is an open-end management investment company. With the exception of the Real Estate Equity, Health Sciences, Financial Services and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

     NAV shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "John Hancock Separate Account."

     Because the John Hancock Separate Accounts currently own all of the Trust's NAV shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of NAV shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

     Series I and Series II shares of the Trust serve as the underlying investment medium for sums invested in variable contracts issued by:

     - The Manufacturers Life Insurance Company of New York ("Manulife NewYork"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manufacturers USA. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

     - The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial Corporation and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

     Manulife New York and Manufacturers USA hold Series I or Series II shares attributable to variable contracts in their respective separate accounts.

     Series I and Series II shares of the Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies.

     NAV, Series I and Series II shares are not offered directly to, and may not be purchased directly by, members of the public.

B. THE TRUST'S BUSINESS HISTORY

     The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

     On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

Over the years, several Funds have been re-named as follows:

                                                           Year of
Current Fund Name                  Prior Name(s)            Change
--------------------------   ---------------------------   -------
Active Bond                  Sovereign Bond                 2000
                             Bond                           1996

Earnings Growth              Multi Cap Growth               2003
                             Mid Cap Growth                 2002

Fundamental Growth           Fundamental Mid Cap Growth     2000

Fundamental Value            Large/Mid Cap Value            2002

Fundamental Value B          Large Cap Value CORE/SM/       2004

Global Bond                  Strategic Bond                 1999

Growth & Income              Stock                          1996

International Equity Index   International Equities         1998
                             International                  1995
                             Global                         1994

Large Cap Growth             Select Stock                   1996
                             Aggressive Stock               1994

Large Cap Growth B           Large Cap Aggressive Growth    2004

Managed                      Total Return                   1994

Mid Cap Growth               Small/Mid Cap Growth           2004
                             Diversified Mid Cap Growth     1999
                             Special Opportunities          1998

Mid Cap Value B              Small/Mid Cap CORE/SM/         2004

Overseas Equity              Global Balanced                2003
                             International Balanced         2000

Overseas Equity B            International Opportunities    2004

Overseas Equity C            Emerging Markets Equity        2004

Short-Term Bond              Short-Term U.S. Government     1998

Small Cap Emerging Growth    Small Cap Equity               2003
                             Small Cap Value                2000

Small Cap Value              Small/Mid Cap Value            2001

C. THE FUNDS' INVESTMENT ACTIVITIES AND THEIR RISKS

1.   Investing in Money Market Instruments

     The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss, but do have some credit and interest rate risk. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.   Investing in Other Fixed Income Obligations

     a. Overview: The following Funds invest primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Total Return Bond, Active Bond, High Yield Bond and Global Bond Funds. The Managed Fund can vary its holdings of these securities within a broad range and the Financial Industries Fund may have a modest exposure in these securities from time to time. The other Funds may also invest in non-money market debt to a limited extent from time to time.

     Various types of risk associated with these securities are discussed in the balance of this Section 2.

     b. Interest rate risk: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

     c. Credit risk: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in debt securities, including money market securities, may have some exposure to credit risk.

     Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

     Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     d. Risk of lower-quality instruments: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In some cases, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors.

     All Funds that invest in debt securities (other than the Money Market Fund) may at times have some exposure to high yield securities. The High Yield Bond Fund invests primarily in these securities. The only other Fund most likely to invest a significant portion of its assets in high yield securities is the Active Bond Fund. The Managed, Total Return Bond, Short-Term Bond and Global Bond Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase, but could end up holding high yield securities if downgraded to below investment graded after already having been purchased for the Fund.

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     e. Prepayment/Call risk: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities typically have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds.

     f. Risks of "zero coupon" instruments: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.   Investing in Equity Securities

     a. Overview: All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, and Money Market Funds. All Equity, Sector and International/Global Equity Funds may invest in equity securities and are expected to make such securities their primary investment. The Managed Fund invests a substantial portion of its assets in equity securities, but also invests a substantial amount of its assets in debt obligations. The Active Bond, Total Return Bond, Global Bond and High Yield Bond Funds will invest in equity securities only to a limited extent and will invest primarily in debt obligations.

     General risks of investing in equity securities are discussed in the balance of this Section 3.

     b. Equity risk: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

     c. Market capitalization risk: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

     Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

     The U.S. equity securities of the Equity Index, Fundamental Growth, Large Cap Value, Large Cap Growth, Large Cap Growth B and Earnings Growth Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

     The U.S. equity securities of the Growth & Income, Fundamental Value, Fundamental Value B and Managed Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

     The U.S. equity securities of the Mid Cap Value, Mid Cap Value B and Mid Cap Growth Funds are generally expected to represent primarily mid cap issuers. The Fund also may invest in the equity securities of companies that qualify as small cap issuers and, to a lesser extent, in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small Cap Emerging Growth, Small Cap Growth and Small Cap Value Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

     The Real Estate Equity, Health Sciences and Financial Industries Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds.

     Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small. The following capitalization ranges are used by the International Equity Index Fund, Overseas Equity Fund, Overseas Equity B Fund and Overseas Equity C Funds:

     .    Large cap: Companies having a capitalization greater than $5 billion
     . Mid cap: Companies having a capitalization between $1 billion and $5 billion
     .    Small cap: Companies having a capitalization less than $1 billion

     The non-U.S. equity securities of the International Equity Index, Overseas Equity, Overseas Equity B and Overseas Equity C Funds are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as mid and small cap issuers.

4.   Investing in Real Estate Securities

     a. Overview: The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate or interests in real estate.

     b. Risks of real estate securities: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.   Investing in Foreign Securities

     a. Overview: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index Fund invests primarily in foreign securities, including foreign-denominated securities. The Health Sciences, Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Large Cap Value, Earnings Growth, Mid Cap Value, Mid Cap Value B, Small Cap Emerging Growth, Small Cap Growth, Real Estate Equity, Financial Industries, Managed, and High Yield Bond Funds may also invest in foreign securities, and all of these Funds excluding Earnings Growth may invest in foreign-denominated securities.

     Funds investing in equity securities may also invest in ADRs and other U.S. dollar denominated foreign securities. Funds investing in debt securities may also invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     b. Currency risks: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Section 6. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     c. Political and economic risk: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     d. Regulatory risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     e. Market risk: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     f. Transaction costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.   Techniques and Instruments for Managing Currency Exposure

     a. General considerations and risks: The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible. In general, however, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. The foreign currency management techniques and instruments discussed below do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. A Fund may use certain types of these instruments in currency management strategies that expose that Fund to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose the Fund to greater risks of loss and greater volatility than it otherwise would experience. Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     b. Techniques for managing currency exposure: The Funds may employ one or more of the following techniques for managing currency exposure:

     (i) Transaction hedging: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

     A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, a Fund may use one or more of the instruments described in Section 6.c. below for transaction hedging.

     (ii) Portfolio hedging: A Fund may use one or more of the instruments described below to reduce its exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated in, exposed to or traded in that currency. This is called "portfolio hedging." A Fund generally will not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated in, exposed to or traded primarily in that particular foreign currency but may do so for purposes of transactions involving "proxy" currency or "cross hedging."

     (iii) "Proxy" currency: For purposes of transaction hedging or portfolio hedging, the Funds may use instruments on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

     (iv) Cross hedging: The Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, a Fund may use an instrument that, in effect, simultaneously establishes for the Fund (1) a "short" position in an amount of foreign currency approximating the value of some or all of that Fund's securities denominated in, traded in, or exposed to such foreign currency and (2) a corresponding "long" position in U.S. dollars or another currency. The "long" position might be a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging".

     (v) Other: To otherwise adjust the currency exposure of their portfolios, the Funds may also enter into contracts that, in effect, simultaneously establish for the Fund (1) a "short" position in an amount of U.S. dollars, or other appropriate currency, and (2) a corresponding "long" position in an amount of foreign currency corresponding to the value of some of the Fund's securities.

     c. Instruments for managing currency exposure: In furtherance of the above-described techniques for managing currency exposure, the Funds may use one or more of the following instruments:

     (i) Forward exchange contracts (and related asset segregation requirements): In a forward exchange contract, a Fund purchases or sells a specific amount of foreign currency, at a price and time (which may be any fixed number of days in the future) set in the contract. A Fund's obligation to deliver an amount of a currency under a forward contract must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire that amount of such investments or such amount of currency at a price no greater than the amount the Fund will receive on settlement of the forward contract; or, alternatively, the relevant subadviser, subject to any oversight and any directions given by John Hancock, will (c) cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit for that forward contract, at all times at least equals the amount of the Fund's obligation on that forward contract; provided that, as to any forward contract on any currency that settles on a "net" basis, a Fund may, for hedging purposes of clause (c), consider its "obligation" to be the net amount it owes under that contract that is not covered as provided in clauses (a) and (b) of this sentence.

     (ii) Options on currencies (and related asset segregation requirements): A Fund may purchase and write put and call options on foreign currencies. This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets. The characteristics and risks of these currency option transactions are similar to those discussed in Sections 11. and
12. below with respect to put and call options on securities.

     A Fund's obligation to deliver an amount of currency upon exercise of a call option written by the Fund must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or
(b) having a contractual right to acquire such investments or such amount of currency at a price no greater than the amount the Fund will receive upon exercise of the option; or the relevant subadviser, subject to any oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to that option, at all times at least equals the value of the currency that the Fund is obligated to deliver under the option and that is not covered as provided in clause (a) or (b) of this sentence.

     In connection with any currency put option written by a Fund, the relevant subadviser, subject to any oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other obligation of the Fund and that, together with any margin the Fund has on deposit with respect to such option, at all times at least equals the amount the Fund is obligated to pay upon exercise of the option.

     (iii) Currency futures contracts (and options thereon): A Fund may use currency futures contracts and options thereon to manage currency exposure. The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 11, 12, and 13. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 13.c.(ix) below.

     (iv) Other derivative instruments: A Fund may use certain "swaps," "caps," "floors," and "collars" to manage currency exposure. The characteristics and risks of such "derivative" transactions, as discussed in Section 14 below, are generally also applicable when such instruments are used for currency management purposes.

7.   Reallocating a Fund's Assets Among Asset Classes

     The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed Fund tends to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

     All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the Managed Fund.

8.   Adopting a Temporary Defensive Strategy

     All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. For example, the Earnings Growth Fund reserves the right to invest without limitation in preferred stock and investment-grade debt instruments for temporary, defensive purposes. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies and normal level of assets, cash and cash equivalents. For most "actively managed" funds, (i.e., Funds that do not invest with an index-based objective), this level is 10% or less, except in abnormal market conditions, when the level can be higher.

     The Funds are limited only by their fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

     There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

9.   Investing With an Index-Based Objective

     The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than "actively managed" Funds that, during normal market conditions, maintain a higher level of cash or cash equivalents and, during periods of abnormal market conditions, are more likely to adopt a defensive investment posture by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

     Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

     The S&P 500 Index: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The Lehman Brothers Aggregate Bond Indexes: The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") is intended to measure the performance of the domestic, investment grade, fixed-rate investment grade debt market including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities.

     The Aggregate Bond Index covers those securities in the Lehman Brothers Government/Credit Index (the "Government/Credit Index"), plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

     The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

     All securities in the index generally have at least $200 million par amount outstanding and at least 1 year remaining to maturity.

     All non-government issues in the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or, if unrated by Moody's or Stanard & Poor's, BBB by Fitch, Inc. ("Fitch") .

     All securities in the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

     Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Aggregate Bond Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

     The MSCI All Country World Excluding U.S. Index: The MSCI All Country World Excluding U.S. Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the United States), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI All Country World Excluding U.S. Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI All Country World Excluding U.S. Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

     MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI All Country World Excluding U.S Index. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

     ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  Investing on a Non-Diversified Basis

     TheReal Estate Equity, Health Sciences Financial Industries and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

11.  Using Options

     a. Overview: The Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, financial futures contracts and rights under swap agreements ("swap options"). This Section 11. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is further discussed in Section 6. above and Sections 12 and 14. below, including characteristics and risks peculiar to those types of options.

     b. Purchasing "call" options: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). In a "call" swap option, the Fund (or other purchaser) has the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     c. Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price, or change the terms of the underlying swap agreement under a swap option, if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price or, under a swap option, if more favorable terms for swap agreements were available than those under the option). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject and, with respect to swap options, because the swaps market is a relatively new market and identical options may not be available.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     Depending on the terms of the particular swap option, a Fund will generally incur a greater degree of risk when it sells ("writes") a swap option than it will incur when it purchases a swap option because the Fund will become obligated according to the terms of the underlying swap agreement upon exercise of the option by the purchaser.

     d. Writing call options on a "covered" basis. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Call options written by Funds can also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under call options on the same subject owned by the Fund. Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered."

     To the extent that an option written by a Fund is not fully covered by assets that are very similar to the option's subject, the Fund's sub-adviser will segregate or "earmark" on the Fund's records cash or amounts it otherwise determines to be liquid in an amount equal to the Fund's exposure under the option. This procedure for each type of option written by the Fund is described more specifically in the portion of this Part C that describes the writing of that type of option.

     Although a Fund may own an underlying swap agreement when it writes a swap option, its liabilities under the swap option would not be fully offset by the swap agreement. This is because the swap option will change the terms of the underlining swap agreement when the purchaser exercises the option.

     e. Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised. These terms do not strictly apply to swap options because that type of option changes the terms of the underlying swap agreement, as discussed above in Section C.11.b.

     If a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). If the Fund actually owns at least the amount of whatever assets are the subject of the option, the option is sometimes referred to as a "protective" put option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns

     f. Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

     g. Liquidity risk: The Funds intend to write and purchase options (other than swap options) only if the subadviser believes that adequate liquidity exists to close out open positions. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

     h. Using options traded over-the-counter or on foreign exchanges: A Fund may use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges. A Fund may use such options in any manner and to the same extent that it would be permitted to use such options that were traded on domestic exchanges. The Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     i. Asset segregation requirements for options written by a Fund: When a Fund writes an option, it is generally required that (a) that option be fully covered by the Fund's ownership of the same type of assets that are the subject -to the option (or a right to acquire such assets) or (b) to the extent not so covered, that the Fund set aside cash or liquid securities to support the Fund's obligations under the option it has written.

     Except for swap options, the asset segregation requirements for each type of option that a Fund may write are described in the portion of this part C that more specifically describes that type of option. For swap options written by a Fund, the asset segregation requirements are described in Section 14.f. below.

12.  Using Options on Securities (and related asset segregation requirements)

     a. Options on securities generally: A Fund may purchase or write (sell) put and call options on securities of a type that the Fund could invest in directly.

     If a Fund writes a call option, it will at all times, own (a) an amount of the securities subject to the option that are not segregated to support any other obligation of the Fund and/or a (b) a call option on the same securities at an exercise price that is not higher than that of the call option written by the Fund; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation under the option that is not "covered" as provided by clause (a) or (b) of this sentence. For this purpose, the amount of the obligation is deemed to be (i) the value of the securities that are the subject of the option or (ii) the amount by which the exercise price on any option the Fund has to acquire such securities exceeds the exercise price on the option the Fund has written on such securities.

     A Fund's obligation to make a payment upon the exercise of a put option on securities written by the Fund will at all times be fully covered by the Fund's owning a put option on the same securities at an exercise price that is no less than the amount the Fund must pay upon exercise of the put it has written; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the put option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the put option that is not covered as provided in the first part of this sentence.

     b. Straddles: A straddle is a strategy that consists of a simultaneous call option and put option on the same underlying security with each such option having the same exercise price. The combination is usually sold (written) as a unit, but each "leg" (i.e., the put option or the call option) may be exercised separately by the purchaser of the straddle.

     A Fund may purchase or write straddles. When a Fund writes a straddle, the relevant sub-adviser will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) the same amount (if any) of cash or other assets it determines to be liquid as it would do if the Fund had written only the leg of the straddle that is "in the money." For example, if the value of the underlying security is higher than the exercise price of the straddle (i.e., the exercise price of the put and call option), a written straddle will be covered by the Fund in the same manner as it would for a written call option. Conversely, when the value of the underlying security is lower than the exercise price of the straddle, a written straddle will be covered by the Fund in the same manner as it would for a written put option.

     Similarly, if a Fund writes a put and call option on the same security, but each leg has a different exercise price, and if the exercise price of the put does not exceed that of the call, the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the strategy that is "in-the-money." If both options are "out-of-the-money," the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the transaction that represents the higher potential liability of the Fund.

     Because a straddle consists of two options, the commissions and other transaction costs of assuming and liquidating the position may be relatively high.

13. Using Financial Futures Contracts, Options on Such Contracts and Options on Stock Indexes

     a. Overview: The Funds may, in varying degrees, use financial futures contracts, options on such futures and options on stock indexes. This Section 13 discusses certain characteristics and risks that generally pertain to these instruments, as well as the Funds' specific uses of these instruments and specific risks related to those uses.

     b. General characteristics and risks: The general characteristics and risks of financial futures, options on such contracts and options on stock indexes are discussed in the following subsections.

          (i) Financial futures contracts: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

          An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

          Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

          A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

          (ii) Options on financial futures contracts: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

          More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

          (iii) Stock index options: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

          Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

          (iv) Margin requirements for futures and options: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

          Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

          (v) Certain risks: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

          The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

          Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

          (vi) Asset segregation requirement for certain futures and options positions: The relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other obligations of the Fund and that at all times at least equals (a) the sum of the purchase prices of all of the Fund's open futures purchase positions, plus (b) the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus (c) the exercise price of all outstanding put options on futures contracts written by the Fund, plus (d) the current value of securities underlying any futures contracts with respect to which the Fund has outstanding call options that it has written, minus (e) the amount of margin deposits with respect to all of such contracts.

     (c) Specific uses of financial futures, options thereon, and stock index options: All Funds, except the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and exchange-traded put or call options on stock indexes, for the purposes discussed below. It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of their investment portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

          (i) Hedging with financial futures contracts against market changes, and risks thereon: A Fund may use financial futures contracts, and options thereon, as a hedge to protect against possible changes in interest rates and security prices.

          Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type it owns, a Fund may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities it holds, a Fund may enter into interest rate futures sale contracts.

          (ii) Establishing market exposure and managing cash flow with financial futures contracts and options thereon: A Fund may purchase and sell stock index and interest rate futures, and options thereon, to maintain market exposure and manage cash flows. Purchasing futures contracts, and options thereon, could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities, although there is no assurance that this goal can be achieved.

          (iii) Managing foreign currency exposure with foreign currency futures contracts: A Fund may use foreign currency futures contracts, and options thereon, to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.

          (iv) Risks of hedging type strategies: If, after a Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

          The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

          The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

          (v) Writing index options (and related asset segregation requirements): A Fund may write put and call options on indexes composed of securities in which the Fund may invest. A Fund's obligation to make a payment upon the exercise of a put or call option on an index written by the Fund will at all times be fully covered by (a) in the case of a put option, the Fund's owning a put option on the same index at an exercise price not lower than that of the option written by the Fund, or (b) in the case of a call option, the Fund's owning a call option on the same index at an exercise price not higher than that of the option written by the Fund; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the option it has written that is not covered as provided in clause (a) or (b) of this sentence For this purpose, the amount of the obligation (i) with respect to a put option is the exercise price of the option or the amount by which that exercise price exceeds that of a put option that the Fund owns on the same index and (ii) with respect to a call option is the current value of the index underlying the option or the amount by which the exercise price of the option written by the Fund exceeds that of a call option that the Fund owns on the same index.

          (vi) Purchasing index options. A Fund may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases. Option purchases of this type, however, would have to be consistent with the Fund's investment objective. Also, each Fund is subject to the limitation on certain futures and options transactions described in Section 13.c.(ix).

          (vii) Using futures contracts and options on futures contracts: A Fund may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

          There is no specific overall limit on the amount of the assets a Fund may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the limitations set forth below) limited to 5% of the Fund's net assets.

          (viii) Risks of potentially more aggressive options and futures strategies: To the extent that a Fund exercises its broad authority to enter into options and futures transactions for purposes that are not solely for hedging-type purposes or that otherwise may be for more speculative purposes, it may incur greater risks than another Fund that limits its strategy to hedging-type transactions.

          (ix) Limitations on the Funds' exposure to certain futures and option transactions: No Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

          Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

14.  Using "Swaps," "Caps," "Floors," and "Collars"

     a. Overview: The nature and risks of these types of transactions are discussed in the paragraphs that follow.

     b. Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     c. Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     d. Currency, credit default, index and equity swaps, caps, floors and collars: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     A Fund may sell or purchase credit default swap contracts for investment purposes when consistent with its investment goal and strategy. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. In a credit default swap contract, the seller would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation, In return, the seller would receive a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations.

     e. Certain risks: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. As a seller of a credit default swap contract, a Fund would be subject to investment exposure on the notional amount of the swap. As a purchaser of a credit default swap contract, a Fund would only receive income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability), and the investment could expire without value.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Typically, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against the risk of default on debt obligations, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates, credit risk and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this Statement of Additional Information, swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     f. Segregation requirements for these derivatives: The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not then segregated to cover any other Fund obligation and that, together with any margin the Fund has deposited in connection with its outstanding swaps, caps, floors, and collars, at all times at least equals the amount of the Fund's obligations under these instruments.

     For a credit default swap sold by a Fund (i.e., where the Fund is "selling" credit default protection), the Fund's "obligation" will be considered to be the entire notional amount (i.e., the dollar amount of protection provided), for this purpose. For all swap agreements that are not credit default swaps written by the Fund, the Fund's obligation for this purpose will depend on the nature of the swap's settlement terms. If the swap settles on a "net" basis, the Fund's obligation will be accrued daily (and offset against any amounts owed to the Fund) on the transaction, and the Fund's "obligation" for asset segregation purposes will be deemed to be any accrued but unpaid net amounts owed to the other party to the swap transaction. If the swap does not provide for such "net" settlement procedures, the Fund's asset segregation requirement will be for the full accrued amount of the Fund's obligation.

     If a Fund writes a swap option, the asset segregation requirement will be substantially the same as for the swap rights that are the subject of the option. Thus, the Fund will generally segregate assets to the same extent and manner as it would do (as described in the immediately preceding paragraph), if it had already assumed the swap position it is required to assume upon exercise of the swap option the Fund has written.

15.  Investing in Other Investment Companies

     a. Overview: Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

     b. Investing in passive foreign investment companies: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

     The International Equity Index Fund is more likely than other Funds to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)

     c. Investing in exchange traded funds: All Funds (other than the Money Market Fund) may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies (or investment companies that are exempt from registration) whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares/sm/ (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

          (i) Investing in iShares/sm/: iShares/sm/ are shares of an open-end investment company that invests substantially all of its assets in securities included in various indices. iShares/sm/ are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares/sm/ are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares/sm/ on the AMEX. To date, iShares/sm/ have traded at relatively modest discounts and premiums to the NAVs. However, iShares/sm/ have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares/sm/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/sm/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/sm/ should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares/sm/ as part of its investment strategy.

          (ii) Investing in SPDRs: SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
     500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

     d. Investing in money market fund shares: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. Nor are the Large Cap Value, Small Cap Value, and International Opportunities Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

16.  Purchasing "When Issued" Securities and Forward Commitments

     a. Overview: All Funds may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

     In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

     b. Asset segregation requirement for these transactions. The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not then segregated to cover any other obligation to the Fund and that, together with any margin the Fund has deposited in connection with when-issued securities and forward commitments, at least equals the purchase price under each of the Fund's then outstanding when issued and forward commitments.

17.  Short-Term Trading

     All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

18.  Entering Into Repurchase Agreements

     All of the Funds may enter into repurchase agreements.

     A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System, with "primary dealers" in U.S. Government securities or with other dealers and banks who meet a subadviser's credit standards.

     No Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

     Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian, co-custodian, or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

19.  Participating in Joint Trading Accounts

     John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 18. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Growth, Large Cap Growth B, Fundamental Growth, Earnings Growth, Total Return Bond and Money Market Funds) regularly participate in it.

     Each Fund is also free to participate in any similar joint trading account that its subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders The Total Return Bond Fund and the portion of the Active Bond Fund sub-managed by Pacific Investment Management Company LLC regularly participates in such other joint trading accounts.

     Whenever a subadviser operates a non-John Hancock joint trading account, the subadviser is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

20.  Lending of Fund Securities

     In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

21.  Using Reverse Repurchase Agreements and Mortgage "Dollar Rolls"

     a. Overview: A Fund may enter into reverse repurchase agreements to facilitate portfolio liquidity, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

     A Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

     The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

     b. Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that at all times at least equals the amount of the Fund's obligations under outstanding mortgage dollar rolls and reverse repurchase agreements.

22. Investing in Rule 144A Securities, Section 4(2) Commercial Paper and Illiquid Securities

     A Fund may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. A Fund may also purchase commercial paper that is offered in reliance on the exemption in Section 4(c) of that Act. Case-by-case determinations are made whether each issue of Rule 144A securities or Section 4(2) commercial paper owned by a Fund is an illiquid security.

     Each Fund may purchase illiquid Rule 144A securities, illiquid Section 4(2) commercial paper or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

23.  Investing in Preferred Stock, Convertible Securities and Warrants

     Investments may be made in debt or preferred equity securities and those convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

24.  Investing in Initial Public Offerings ("IPOs")

     Almost all Funds of the Trust have the ability to invest in IPOs. IPO investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

D.   THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

     In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

     To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

     The Trust's current fundamental investment restrictions are as follows:

1. REAL ESTATE. No Fund will purchase or sell real estate. This restriction does not prevent (a) a Fund from acquiring real estate as a result of ownership of those securities or other instruments in which the Fund is permitted to invest;
(b) a Fund from investing in securities that are secured by real estate or interests therein; (c) a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein; or (d) the Real Estate Equity Fund from making any type of investment that it is otherwise permitted to make.

2. LOANS. No Fund will make loans, except that this restriction does not prevent a Fund from (a) making loans through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies; (b) lending portfolio securities; or (c) making loans to other Funds or investment companies managed or sponsored by an investment adviser to the Fund or by any company controlling, controlled by, or under common control with such investment adviser.

3. COMMODITIES. No Fund will purchase or sell physical commodities, except that a Fund may sell physical commodities acquired as a result of ownership of those securities or other instruments in which a Fund is permitted to invest.

4. UNDERWRITING. No Fund will engage in the underwriting of securities of other issuers. This restriction will not prevent a Fund from disposing of its portfolio securities regardless of its status as an underwriter under any federal or state securities laws.

5. BORROWING. No Fund will borrow money, except that this restriction will not prevent a Fund from borrowing (a) from banks for any purpose, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund as required under Section 18(f)(1) of the Investment Company Act (subject to any amendments to, regulations under, or exemptions from Section 18(f)(1) of the Investment Company Act); (b) for temporary purposes only, provided that loans for temporary purposes do not exceed 5% of the value of the total assets of the Fund as of the time when each such loan is made; or (c) from another fund, or from a related entity of another fund, pursuant to any amendments to, regulations under, exemptions from or interpretations of the Investment Company Act./1/

6. SENIOR SECURITIES. No Fund will issue senior securities, except as permitted under Section 18(f) of the Investment Company Act, any amendments thereto, any regulations thereunder, or any applicable exceptions therefrom.

7. INDUSTRY CONCENTRATION. The Equity Index, Large Cap Value, Large Cap Growth, Large Cap Growth B, Earnings Growth, Fundamental Value, Fundamental Value B, Fundamental Growth, Mid Cap Value, Mid Cap Value B, Mid Cap Growth, Small Cap Value, Small Cap Growth, Small Cap Emerging Growth, International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Short-Term Bond, Bond Index, Active Bond, Total Return Bond, High Yield Bond, and Global Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. This restriction does not limit the Money Market Fund's investments in instruments issued by domestic banks (or by a foreign branch of a domestic bank, but only if the domestic bank is unconditionally liable in the event that the foreign branch fails to honor the instrument). For the purpose of determining industry concentration, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes


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     /1/ All of the Funds also operate under a non-fundamental policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

E. BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

     The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2002.

     The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2002.

     The Audit Committee of the Board consists of the following independent
Trustees: Ms. Cook, Mr. McClellan and Mr. Verdonck. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2002.

     Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Interested Trustees/*/:

Michele G. Van Leer          Chairman and       Indefinite      Senior Vice President, Product           30            None
(age 46)                     Trustee            (Commenced      Management, John Hancock Life
John Hancock Place                            September, 1998)  Insurance Company; President and
Boston, Massachusetts 02117                                     Director John Hancock Variable
                                                                Life Insurance Company

Kathleen F. Driscoll         Vice Chairman,     Indefinite      Senior Vice President, Signator          30            None
(age 47)                     President and      (Commenced      Brokerage Development, John
John Hancock Place           Trustee            June, 2001)     Hancock Life Insurance Company,
Boston, Massachusetts 02117                                     Vice President, Corporate
                                                                Communications, John Hancock
                                                                Life Insurance Company

----------
* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Independent Trustees:

Elizabeth G. Cook            Trustee            Indefinite      Expressive Arts Therapist, Dana          30            None
(age 66)                                        (Commenced      Farber Cancer Institute;
c/o John Hancock Variable                       April, 1993)    President, The Advertising Club
Series Trust I,                                                 of Greater Boston
John Hancock Place,
Boston, Massachusetts 02117

Diane C. Kessler             Trustee            Indefinite      Executive Director, Massachusetts        30            None
(age 57)                                        (Commenced      Council of Churches
c/o John Hancock Variable                       April, 1999)
Series Trust I,
John Hancock Place,
Boston, Massachusetts 02117

Robert F. Verdonck           Trustee            Indefinite      President and Chief Executive            30            None
(age 58)                                        (Commenced      Officer, East Boston Savings Bank
c/o John Hancock Variable                       April, 1999)
Series Trust I,
John Hancock Place,
Boston, Massachusetts 02117

Hassell H. McClellan         Trustee            Indefinite      Associate Professor, The Graduate        30            None
(age 58)                                        (Commenced      School of the Wallace E. Carroll
c/o John Hancock Variable                     February, 2001)   School of Management, Boston
Series Trust I,                                                 College
John Hancock Place,
Boston, Massachusetts 02117

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Other Officers
                             Chief Legal
Ronald J. Bocage             Officer            Indefinite      Vice President & Counsel, John          N/A             N/A
(age 58)                                        (Commenced      Hancock Life Insurance Company
John Hancock Place                              June, 2003)
Boston,
Massachusetts 02117

Jude A. Curtis               Compliance         Indefinite      Second Vice President and Chief         N/A             N/A
(age 45)                     Officer            (Commenced      Investment Compliance Officer,
John Hancock Place                              June, 2000)     John Hancock Life Insurance
Boston,                                                         Company; formerly Second Vice
Massachusetts 02117                                             President and Counsel, Office of
                                                                Business Conduct; John Hancock
                                                                Life Insurance Company; formerly
                                                                a Partner at Hale and Dorr LLP
                                                                (law firm)

Raymond F. Skiba             Treasurer          Indefinite      Director of Fund Operations,            N/A             N/A
(age 58)                                        (Commenced      John Hancock Life Insurance
John Hancock Place                            February, 1986)   Company
Boston, Massachusetts 02117

Gladys C. Millan             Assistant          Indefinite      Manager of Fund Operations,             N/A             N/A
(age 57)                     Treasurer          (Commenced      John Hancock Life Insurance
John Hancock Place                              March, 2003)    Company
Boston, Massachusetts 02117

Karen Q. Visconti            Secretary          Indefinite      Director, Product & Market              N/A             N/A
(age 50)                                        (Commenced      Management, John Hancock Life
John Hancock Place                             August, 1999)    Insurance Company
Boston, Massachusetts 02117

Arnold R. Bergman            Assistant          Indefinite      Senior Counsel, Law Department,         N/A             N/A
(age 53)                     Secretary          (Commenced      John Hancock Life Insurance
John Hancock Place,                           December, 1999)   company; formerly Vice President,
Boston, Massachusetts 02117                                     General Counsel and Secretary,
                                                                First Variable Life Insurance
                                                                Company

     Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

     The names and range of each Trustee's interest in any Fund as of December 31, 2003 are set forth in the table below

                         Dollar Range of     Dollar Range of Interest
   Name of Trustee     Interest in Any Fund        in All Funds
---------------------  --------------------  ------------------------
Interested Trustees:
Michele G. Van Leer             0                       0
Kathleen F. Driscoll            0                       0

Independent Trustees:
Elizabeth G. Cook        $50,000-$100,000        $50,000-$100,000
Diane C. Kessler         $10,000-$50,000         $10,000-$50,000
Robert F. Verdonck        $1,000-$10,000          $1,000-$10,000
Hassell H. McClellan            0                       0

     Compensation paid by the Trust to its current disinterested Trustees during 2003 was as follows:

Ms. Cook       $ 77,000
Ms. Kessler    $ 69,000
Mr. Verdonck   $ 77,000
Mr. McClellan  $ 73,000

     The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $10.3 billion for the year 2003.

F. INVESTMENT ADVISORY ARRANGEMENTS

1.   The Trust's Investment Advisory Arrangements With John Hancock

     John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust currently pays John Hancock investment advisory fees at the following rates:

                                   John Hancock's Investment Advisory Fee
                                   as an Annual Percentage of Each Portion
Fund                               of the Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Equity Index                 .15% on the first $75 million; .14% on the next $50
                             million; .13% above $125 million

Large Cap Value              .75%

Large Cap Growth             .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Large Cap Growth B           .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Earnings Growth              1.00% on the first $100 million; .90% above $100
                             million

Growth & Income              .71% on the first $150 million; .69% on the next
                             $150 million; .67% above $300 million

Fundamental Value            .95% on the first $25 million; .85% on the next $25
                             million; .75% on the next $50 million; 65% above
                             $100 million

Fundamental Value B          .95% on the first $25 million; .85% on the next $25
                             million; .75% on the next $50 million; .65% above
                             $100 million

Fundamental Growth           .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Mid Cap Value                1.05% on the first $100 million; 1.00% above $100
                             million

Mid Cap Value B              1.05% on the first $100 million; 1.00% above $100
                             million

                                   John Hancock's Investment Advisory Fee
                                   as an Annual Percentage of Each Portion
Fund                               of the Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Mid Cap Growth               1.00% on the first $50 million; .95% on the next
                             $150 million; .90% above $200 million

Small Cap Value              .95%

Small Cap Emerging Growth    1.05% on the first $100 million; and 1.00% above
                             $100 million

Small Cap Growth             1.05% on the first $100 million; and 1.00% above
                             $100 million

International Equity Index   .18% on the first $100 million; .15% on the next
                             $100 million; .11% above $200 million

Overseas Equity              1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Overseas Equity B            1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Overseas Equity C            1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Real Estate Equity           1.10% on the first $50 million; 1.00% on the next
                             $50 million; .90% on the next $100 million; .80% above $200 million

Health Sciences              1.00% on the first $250 million; .95% above $250
                             million

Financial Industries         0.80%

Managed .74% on the first $500 million; .68% on the next $500 million; .65% above $1 billion

Short-Term Bond              .60%

Bond Index                   .15% on the first $100 million; .13% on the next
                             $150 million; .11% above $250 million

Active Bond                  .70% on the first $100 million; .65% on the next
                             $150 million; .61% on the next $250 million; .58% on the next $500 million; .55% above $1 billion

Total Return Bond            .70% on the first $250 million; .68% on the next
                             $250 million; and .65% above $500 million

High Yield Bond              .80% on the first $100 million; .70% above $100
                             million

Global Bond                  .85% on the first $150 million; .80% on the next
                             $150 million; .75% on the next $200 million; .70% above $500 million

Money Market                 .25%

     Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.   The Trust's Arrangements With Subadvisers

     Set forth below are the names of the Funds' subadvisers and certain persons who may control them.

                                              Subadviser's
                                              Controlling                                             General Nature of Control
     Subadviser and the Funds It Manages         Person                  Basis of Control                 Person's Business
    --------------------------------------  ----------------  --------------------------------------  --------------------------
1.  Independence Investment LLC (Large Cap  John Hancock      Indirectly owns 100% of the             Financial services holding
    Growth, Large Cap Growth B,             Financial         subadviser                              company
    Fundamental Growth, Managed, Growth &   Services
    Income and Short-Term Bond Funds)       Inc.("JHFS")*

                                            John Hancock      Indirectly owns 100% of the subadviser  Life insurance and other
                                            Life Insurance                                            financial services
                                            Company                                                   provided directly or
                                                                                                      through subsidiaries

2.  John Hancock Advisers, LLC (Financial   Same as 1.
    Industries and Active Bond Funds)       above.*

3.  Declaration Research & Management LLC   Same as 1.
    (Active Bond Fund)                      above.*

4.  SSgA Funds Management, Inc. (Equity     State Street      Owns 100% of the subadviser             Financial services holding
    Index and International Equity Index    Corporation                                               company
    Funds)

5.  T. Rowe Price Associates, Inc. (Large   T. Rowe Price     Owns 100% of the subadviser             Publicly traded financial
    Cap Value, Growth & Income, Mid Cap     Group, Inc.                                               services holding company
    Value, Mid Cap Value B and Small Cap
    Value Funds)

6.  Morgan Stanley Investment Management    Morgan Stanley    Directly owns 100% of voting stock      Publicly traded financial
    Inc.** (Real Estate Equity Fund)                                                                  services company

7.  Standish Mellon Asset Management        Mellon Financial  Indirectly owns 100% of the             Bank holding company
    Company LLC (Bond Index Fund)           Corporation       subadviser through Standish Mellon
                                                              Asset Management Holdings LLC (sole
                                                              owner of subadviser)

8.  Wellington Management Company, LLP      Executive         Executive Committee                     Investment management
    (Fundamental Value, Fundamental Value   Committee
    B, Mid Cap Growth, Small Cap Value,     consisting of
    Small Cap Emerging Growth, Small Cap    nine of the
    Growth, Health Sciences, High Yield     firm's partners
    Bond and Money Market Funds)

9.  Capital Guardian Trust Company          The Capital       The subadviser is an indirect wholly    Financial services holding
    (Managed, Overseas Equity, Overseas     Group Companies   owned subsidiary of CGCI                company
    Equity B, Overseas Equity C and Global  Inc. ("CGCI")
    Bond Funds)

10. Pacific Investment Management Company   Allianz AG        Subadviser is a majority-owned          Allianz AG is a
    LLC(Active Bond and Total Return Bond                     subsidiary of Allianz Dresdner Asset    European-based
    Funds)                                  Pacific Life      Management of America L.P., ("ADAM      multinational insurance
                                            Insurance         LP"). Allianz Aktiengesellschaft        and financial services
                                            Company           ("Allianz AG") is the indirect          holding company.
                                                              majority owner of ADAM

                                              Subadviser's
                                              Controlling                                             General Nature of Control
     Subadviser and the Funds It Manages         Person                  Basis of Control                 Person's Business
    --------------------------------------  ----------------  --------------------------------------  --------------------------
                                                              LP. Pacific Life Insurance Company      Pacific Life Insurance
                                                              owns an indirect minority equity        Company is a
                                                              interest in ADAM LP.                    California-based insurance
                                                                                                      company.

11. RREEF America LLC(Real Estate Equity    Deutsche Bank AG  The subadviser is a wholly owned        European-based,
    Fund)                                                     subsidiary                              multinational insurance
                                                                                                      and financial services
                                                                                                      holding company.

12. Fidelity Management & Research Company  FMR Corp.         FMR has entered into a sub-subadvisory
    ("FMR") (Earnings Growth Fund)                            agreement with FMR Co., Inc. (FMRC)
                                                              pursuant to which FMRC has primary
                                                              responsibility for choosing
                                                              investments for the Earnings Growth
                                                              Fund. FMR Corp., organized in 1972, is
                                                              the ultimate parent company of FMR and
                                                              FMRC. The voting common stock of FMR
                                                              Corp. is divided into two classes.
                                                              Class B is held predominantly by
                                                              members of the Edward C. Johnson 3d
                                                              family and is entitled to 49% of the
                                                              vote on any matter acted upon by the
                                                              voting common stock. The Johnson
                                                              family group and all other Class B
                                                              shareholders have entered into a
                                                              shareholders' voting agreement under
                                                              which all Class B shares will be voted
                                                              in accordance with the majority vote
                                                              of Class B shares. Under the
                                                              Investment Company Act of 1940,
                                                              control of a company is presumed where
                                                              one individual or group of individuals
                                                              owns more than 25% of the voting stock
                                                              of that company. Therefore, through
                                                              their ownership of voting common stock
                                                              and the execution of the shareholders'
                                                              voting agreement, members of the
                                                              Johnson family may be deemed, under
                                                              the 1940 Act, to form a controlling
                                                              group with respect to FMR Corp.

----------
* In April, 2004, JHFS was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded, multinational insurance and financial services holding corporation organized under the laws of Canada. As a consequence of this merger, the ultimate parent of John Hancock Life Insurance Company, Independence Investment LLC, John Hancock Advisers, LLC and Declaration Management & Research Company is now Manulife Financial Corporation.

**Morgan Stanley Investment Management Inc. does business in certain instances (including in its role as Subadviser to the Real Estate Equity Fund) under the name "Van Kampen."

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. The below fees are paid by John Hancock and not by the Funds.

                               Subadvisory Fees Payable by John Hancock, as a
          Fund               Percentage of Each Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Equity Index                 .05% on the first $50 million; .04% on the next $50
                             million; .02% on the next $300 million; and .01% above $400 million

Large Cap Value*             .40% on the first $500 million; and .35% above $500
                             million

Large Cap Growth             .30% on the first $500 million; .2625% on the next
                             $500 million; and .225% above $1 billion

Large Cap Growth B           .30% on the first $500 million; .2625% on the next
                             $500 million; and .225% above $1 billion

Earnings Growth              .45% on the first $250 million; .42% on the next
                             $500 million; and .38% above $750 million

Growth & Income*             Assets managed by T. Rowe Price Associates: .40% on
                             the first $500 million and .35% above $500 million

                             Assets managed by Independence Investment,
                             LLC: .1875%

Fundamental Value            .40% on the first $100 million; and .30% above $100
                             million

Fundamental Value B          .40% on the first $100 million; and .30% above $100
                             million

Fundamental Growth           .30% on the first $500 million; .2625% on the next
                             $500 million and .225% above $1 billion

Mid Cap Value*               .60% on the first $50 million and .50% on all
                             assets once assets exceed $50 million

Mid Cap Value B*             .60% on the first $50 million and .50% on all
                             assets once assets exceed $50 million

Mid Cap Growth               .50% on the first $50 million; .45% on the next
                             $150 million and .40% above $200 million

Small Cap Value*             Assets managed by T. Rowe Price:  .60% on the first
                             $500 million and .55% above $500 million

                             Assets managed by Wellington Management: .65% on the first $100 million and .60% above $100 million

Small Cap Emerging Growth    .65% on the first $100 million and .60% above $100
                             million

Small Cap Growth             .65% on the first $100 million and .60% above $100
                             million

International Equity Index   .10% on the first $100 million and .08% above $100
                             million

Overseas Equity              .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

Overseas Equity B            .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

                               Subadvisory Fees Payable by John Hancock, as a
         Fund                Percentage of Each Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Overseas Equity C            .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

Real Estate Equity           Assets managed by RREEF America L.L.C.: .45%

                             Assets managed by Van Kampen: .65% on the first $50 million; .55% on the next $50 million; .50% on the next $100 million and .40% above $200 million

Health Sciences              .65% on the first $50 million; .55% on the next $50
                             million and .45% above $100 million

Financial Industries         .70% on the first $50 million; .60% on the next $50
                             million; .50% on the next $100 million and .40% above $200 million

Managed "Growth style" portion of assets managed by Independence Investment LLC: .30% on the first $500 million; .2625% on the next $500 million and .2250% above $1 billion "Fixed income" portion of assets managed by Independence Investment LLC: .15% of first $100 million; .125% on the next $150 million and .10% above $250 million

                             Assets managed by Capital Guardian Trust Company:
                             .475% on the first $150 million; .425% on the next $150 million; .325% on the next $200 million and .275% above $500 million

Short-Term Bond              .15% on the first $100 million; .125% on the next
                             $150 million and .10% above $250 million

Bond Index                   .07% on the first $100 million; .06% on the next
                             $150 million; .03% on the next $250 million and .01% above $500 million

Active Bond                  Assets managed by John Hancock Advisers, LLC: .25%
                             on the first $100 million; .20% on the next $150 million; .16% on the next $250 million; .125% on the next $500 million and .10% above $1 billion

                             Assets managed by Declaration Management & Research
                             LLC: .15% on the first $100 million; .125% on the next $150 million and .10% above $250 million

                             Assets managed by PIMCO: .25%

Total Return Bond            .25%

High Yield Bond              .40%

Global Bond                  .375% on the first $300 million; .30% on the next
                             $200 million and .275% above $500 million

Money Market                 0.075% on the first $500 million and .02% above
                             $500 million

*T. Rowe Price has voluntarily agreed to waive a portion of the sub-advisory fee it receives from John Hancock Life Insurance Company for services to the Fund shown. Effective December 15, 2003, the sub-investment advisory fee reduction is 5% based on the combined levels of Trust assets managed by T. Rowe Price.

3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and Expense
     Reimbursements

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the sub-advisory fees that John Hancock paid to sub-advisers for the past three years:

Fund                                    Investment Adviser                   Sub-advisers*
------------------------------  ----------------------------------  -------------------------------
                                   2003        2002        2001       2003       2002       2001
                                ----------  ----------  ----------  ---------  ---------  ---------
Equity Index..................     733,990     670,965     638,853    119,929    115,079    184,656
Large Cap Value...............   2,241,923   1,958,804   1,654,981  1,195,700  1,044,702    892,337
Large Cap Growth..............   4,348,351   2,906,241   3,319,872  1,620,859  1,810,686  2,489,889
Large Cap Growth B............     235,226     278,349     272,132    149,444    198,066    193,921
Fundamental Growth............     201,763     252,723     327,064    109,424    140,403    181,703
Earnings Growth...............   1,665,904   1,797,191   2,410,233    816,176    992,875  1,535,019
Growth & Income...............  12,774,424  14,166,639  18,378,237  4,392,251  4,940,873  6,378,814
Fundamental Value.............     965,198   1,098,084     342,746    489,507    588,303    208,657
Fundamental Value B...........     332,454     366,083     278,769    177,263    193,677    148,487
Mid Cap Value.................      86,810          --          --     47,350         --         --
Mid Cap Value B...............     695,383     393,262     218,743    380,385    274,096    164,053
Mid Cap Growth................   1,675,614   1,516,336   1,403,338    805,828    731,448    848,219
Small Cap Value...............   1,379,413   1,179,436     559,231    897,919    744,902    353,196
Small Cap Emerging Growth.....     658,792     539,384     619,083    422,462    389,543    459,131
Small Cap Growth..............   1,380,249   1,548,512   1,533,746    657,282    737,409    937,017
International Equity Index....     214,055     197,047     261,569    147,658    136,337    179,380
Overseas Equity...............     377,034     305,288     291,727    233,400    188,986    187,638
Overseas Equity B.............   1,136,004     988,252     844,115    582,864    512,504    547,558
Overseas Equity C.............     660,775     557,164     364,553    417,729    353,418    272,023
Real Estate Equity............   1,929,064   1,796,693   1,556,143               880,122    758,395
Health Sciences...............     275,079     276,778     163,858    164,329    152,224     90,120
Financial Industries..........     320,139          --          --    273,662         --         --
Managed.......................  13,323,272  15,022,416  18,129,438  5,757,563  6,384,611  7,509,704
Short-Term Bond...............   1,533,284   1,151,717     468,356    411,536    364,685    225,303
Bond Index....................     314,757     248,866     135,751    146,042    115,631     66,937
Active Bond...................   6,383,947   5,841,345   5,236,730  1,888,848  1,519,340  1,389,019
Total Return Bond.............     149,662          --          --     53,448         --         --
High Yield Bond...............     633,292     463,989     260,006    334,340    260,997    175,704
Global Bond...................     817,465     492,904     518,629    378,269    231,954    239,893
Money Market..................   2,065,570   1,966,939   1,319,703    440,297    454,983    650,891

----------

     Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.

          Under the current investment advisory agreements for each Fund (other than the current investment advisory agreements for the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond Funds), for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. Reimbursements for the past three years under the investment advisory agreements then in effect for each Fund have been as follows:

Fund                               2003        2002        2001
------------------------------  ----------  ----------  ----------
Large Cap Growth B............         676       5,454      29,164
Fundamental Growth............           0      45,456      67,599
Fundamental Value.............       7,589          --      79,742
Fundamental Value B...........      42,131      63,635      10,830
Earning Growth                      41,846          --          --
Mid Cap Value.................      21,663          --          --
Mid Cap Value B...............      27,357      70,763      68,521
Mid Cap Growth................          --      13,182          --

Fund                               2003        2002        2001
------------------------------  ----------  ----------  ----------
Small Cap Value...............      11,621       1,730      16,492
Small Cap Emerging Growth.....      62,221      23,494       7,794
Small Cap Growth..............      85,659          --      50,542
International Equity Index....     188,545     201,707     202,794
Overseas Equity...............      86,658      87,685      58,591
Overseas Equity B.............     207,499     468,798     165,435
Overseas Equity C.............     285,751     684,568     733,661
Health Sciences...............      41,196      76,501      13,968
Bond Index....................      10,617      52,752          --
High Yield Bond...............      38,226      32,972      38,330
Global Bond...................      30,617      37,417       2,284

4.   Basis of Trustee Approval of Advisory Arrangements

     The Trust's Board of Trustees ("Board"), at a meeting on February 11, 2004, approved the continuance of all of the Trust's investment management agreements ("advisory agreements") as in effect at that time with John Hancock and the continuance of all of the Trust's definitive sub-investment management agreements ("sub-advisory agreements") In the process, the Board evaluated, among other things, written and oral information provided by John Hancock in response to a request of the Trustees. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met prior to the Board meeting on February 10, 2004 and evaluated written information provided in advance to the Board by John Hancock.

     During the year, the Board devotes a substantial portion of five of its six regularly scheduled meetings to an ongoing review and evaluation of John Hancock and the subadvisers. This ongoing process is based primarily on written and oral reports by John Hancock, in-person and written presentations by the Trust's subadvisers on a rotating basis, and answers to questions addressed by the Trustees to representatives of John Hancock and the subadvisers. In this connection, the Trustees receive information from John Hancock regarding John Hancock's performance of its functions, including monitoring and evaluation of each subadviser which includes, among other things, review of certain filings made with the SEC and written procedures and other materials submitted to John Hancock and the basis of compensation paid to portfolio managers. This information relates to such matters as the nature, scope and quality of the services provided by the subadvisers to the Trust, and includes, among other things, (i) the investment performance of each subadviser, (ii) any recommendation by John Hancock to terminate, replace or add a subadviser, and
(iii) any recommendation by John Hancock to change any advisory or sub-advisory fee.

     The Trust Governance Committee schedules four meetings a year pursuant to a Charter that empowers the Committee to meet separately from management in connection with consideration of the advisory and sub-advisory agreements. The Charter also empowers the Committee, in any case it deems advisable, to retain special counsel or other experts or consultants, at the expense of the Trust or any Fund, to further the interests of the Trust.

     The Board generally schedules its meeting in February of each year to consider whether or not to approve generally continuing the advisory and sub-advisory agreements for another year. The Board considers, as applicable, factors bearing on the nature, scope, quality, cost and profitability of the services provided to the Trust under these agreements, with a view toward making a business judgment whether each agreement, including the fee, is, under all of the circumstances, in the best interest of the Trust.

     In approving the above-mentioned agreement continuances at their February 11, 2004 meeting, the Trustees considered various factors, and, in their business judgment, reached various conclusions, principally including the following:

     . The Trustees reviewed the nature and scope of the various management and administrative services that John Hancock provides to the Trust, including, among other things, John Hancock's functions in overseeing, monitoring and reporting on each of the Trust's subadvisers. The Trustees also reviewed the nature and scope of the portfolio management services that the subadvisers provide to the various Funds.

     . The Trustees assessed the quality of John Hancock's services and each subadviser's services, on such bases as investment performance and expense experience for each Fund, on both an absolute basis and a comparative basis (against benchmarks, Morningstar ratings, certain investment performance data of similar funds prepared at John Hancock's request by an unaffiliated company, and certain investment performance data of comparable John Hancock-sponsored publicly available Funds) over current and multi-year periods. Given that similar funds may allocate other operating expenses (non-advisory fees) differently between the fund and its adviser than does a Fund of the Trust, the Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only.

     . The Trustees reviewed schedules of the advisory fee and sub-advisory fee(s) for each Fund and concluded that most of the Funds have breakpoints that can pass along a portion of any economies of scale to the contract owners. The Trustees will consider instituting or accentuating breakpoints for each Fund or seeking a fee reduction if the Fund's assets continue to increase and further economies of scale result.

     . The Trustees considered the above-mentioned analysis of similar fund advisory fee and expense data. Based on that analysis, the Trustees concluded that, while comparative data are not to be relied on exclusively, the aggregate advisory fees and other expenses of each Fund are within the range paid by similar funds. More specifically, the Trustees concluded that eight of the Funds (27%) had aggregate expenses more than ten basis points lower than, and 22 Funds (73%) had aggregate expenses within ten basis points (plus or minus) of, the average fund expense ratio in the appropriate Morningstar peer group. The Trustees also considered the fact that John Hancock has undertaken to reimburse the Funds for certain operating expenses in excess of a stated rate and that, for 2003, John Hancock reimbursed 18 of the Funds pursuant to this undertaking.

     . The Trustees also considered the fact that John Hancock has undertaken to bear certain expenses that the Trust otherwise would be required to absorb, including, for example, the cost of distributing annual Trust prospectuses to existing contract owners and providing Trust Statements of Additional Information upon request of contract owners.

     . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Trust serve as the underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers,
        (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either Trust shares or variable insurance products (although John Hancock may use profits realized from the advisory fees for any lawful purpose). While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees concluded that, under all the circumstances, any such benefits to John Hancock did not appear to be inconsistent with the best interest of each Fund.

     . The Trustees considered that, in addition to the sub-advisory fees received by subadvisers from John Hancock, subadvisers in some cases receive benefits through soft dollar arrangements by which brokers provide research and certain other services to subadvisers in return for being allocated Trust "brokerage" transactions. The Trustees considered:
        (i) information provided by John Hancock (both in connection with the February 11, 2004 meeting and on a periodic basis) about the extent and nature of such practice by each Fund as applicable; (ii) representations of subadvisers regarding the appropriateness of their practices and
        (iii) the ongoing assessment and reports by an unaffiliated company of the degree to which each Fund is receiving "best execution." Under all the circumstances, the Trustees concluded that each Fund's practices in this regard did not appear to be inconsistent with the best interest of the Fund.

     . The Trustees also reviewed any practices by a Fund of directing portfolio transactions to a broker-dealer affiliated with the Fund's sub-adviser, as well as data comparing each Fund's portfolio "turnover" rate to that of other comparable funds.

     . The Trustees considered John Hancock's representation that John Hancock had not entered into any material business arrangement with a sub-adviser, including the involvement of any sub-adviser in the distribution of the Trust's shares (or John Hancock's related variable insurance products); made "revenue sharing" payments to distributors; instructed sub-advisers to direct Trust brokerage transactions to broker-dealers to incentivize or reward sales; or received "soft dollar" benefits in the form of distribution services.

     . The Trustees considered certain information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including certain information about profits to John Hancock from serving as the Trust's primary investment adviser and data regarding John Hancock's profitability targets from particular variable insurance products. They also considered information they had received from John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products, including the cost of processing orders for the purchase and redemption of Trust shares. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees had received was appropriate for purposes of their deliberations.

     . The Trustees considered the fact that: (i) John Hancock pays the sub-advisory fees to the subadvisers; (ii) John Hancock and a Fund generally have a common interest in negotiating the sub-advisory fees downward; (iii) in some cases, John Hancock has succeeded in negotiating a sub-advisory fee rate that is less than the average rate that a subadviser charges to similar funds; and (iv) the subadvisers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would (including any influence with respect to the level of their sub-advisory fees). In light of, among other things, the particular characteristics of the adviser/subadviser relationship, the Trustees concluded that the profitability information mentioned above concerning the Insurers was appropriate for purposes of their deliberations over continuation of both the advisory and sub-advisory agreements.

     . The Trustees also considered the amount of "spread" between the investment advisory fee paid by each Fund to John Hancock and the amount of sub-advisory fees that John Hancock, in turn, pays with respect to that Fund. The Trustees considered how much spread for each Fund and sub-adviser compared to John Hancock's overall objectives for such spreads and the reasons for any discrepancies.

     . The Trustees considered introducing performance-based advisory and sub-advisory fees, particularly with regard to the Funds that had been underperforming their benchmarks (although not necessarily underperforming their peers). The Trustees, however, decided not to pursue performance-based fees at this time, based on John Hancock's concern that such fees could lead to management practices that would not be in the best interests of contract owners.

     In addition to approving the continuance of the advisory and sub-advisory agreements at their February 11, 2004 meeting, the Trustees have recently taken the additional actions described in numbered paragraphs 1.-13.,below that would affect the advisory and sub-advisory arrangements as in effect on or after the date of this Statement of Additional Information. In taking such additional actions,, the Trustees, as a fundamental matter, followed essentially the same process, and considered essentially the same various factors, as described above, regarding the Trustees' general continuation of the then current agreements. Moreover, the Trustees considered, for each applicable Fund, written recommendations and rationales of John Hancock, based on such factors as comparisons of recommended subadvisers with existing subadvisers and optional subadvisers and due diligence reviews. In addition, the Trustees considered various factors, and, in their business judgment, reached various conclusions related to the specific facts and circumstances of each agreement, principally including those explained below.

1. The Fundamental Growth Fund. At its December 10, 2003 meeting, the Board approved the removal of Putnam Investment Management, LLC ("Putnam") as the sub-adviser for this Fund and its replacement by Independence Investment LLC ("Independence"). John Hancock recommended that Putnam be terminated based on
(i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and the turnover of key investment personnel; and (ii) a desire for improved investment performance for the Fund. The Trustees were influenced by the fact that Independence would manage the Fund substantially in the manner that it had already been managing the Trust's Large Cap Growth Fund, and they concluded that this was the best option available for the Fund at this time. At its meeting on March 24, 2004, the Board also approved a reduction in the investment advisory fee of the Fundamental Growth Fund to make it equivalent to that paid by the Large Cap Growth Fund. The Trustees were influenced by the fact that, because these two Funds are being managed in substantially the same manner, it is appropriate for the fee structure to be the same.

2. Large Cap Growth B Fund (formerly, the Large Cap Aggressive Growth Fund). At its December 10, 2003 meeting, the Board approved the removal of Janus Capital Management, LLC ("Janus") as the sub-adviser for this Fund and its replacement by Independence. John Hancock recommended that Janus be terminated based on concerns that Janus' reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel and turnover of key investment personnel, including a chief investment officer. The Trustees were influenced by the fact that Independence would manage the Fund substantially in the manner that it had already been managing the Trust's Large Cap Growth Fund, and they concluded that this was the best option available for the Fund at this time. At its meeting on March 24, 2004, the Board also approved a reduction in the investment advisory fee for the Large Cap Growth B Fund to make it equivalent to that paid by the Large Cap Growth Fund. The Trustees were influenced by the fact that, because the two Funds are being managed in substantially the same manner, it is appropriate for the fee structures to be the same.

3. Overseas Equity B Fund (formerly, the International Opportunities Fund). At its December 10, 2003 meeting, the Board approved (a) the termination of this Fund's sub-adviser and its replacement by Capital Guardian Trust Company ("Capital Guardian") and (b) elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of ..10% per annum. In approving Capital Guardian as the Fund's new sub-adviser, the Trustees were influenced by the fact that Capital Guardian would manage the Fund in the manner that it already had been managing the Trust's Overseas Equity
Fund, and they believed that retention of Capital Guardian would increase the potential for improved investment performance by the Fund. The Trustees approved elimination of the above-mentioned .10% cap partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund and partially in recognition that, because Capital Guardian's sub-advisory fee would be higher than that of the previous sub-adviser, John Hancock would be retaining a reduced "spread" from the advisory fees that it receives from the Fund.

4. Overseas Equity C Fund (formerly the Emerging Markets Equity Fund). At its December 10, 2003 meeting, the Board approved: (a) the termination of this Fund's sub-adviser and its replacement by Capital Guardian, (b) a reduction in the advisory fee paid by the Fund to John Hancock, and (c) elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. In approving Capital Guardian, as the Fund's new sub-adviser, the Trustees were influenced by the fact that Capital Guardian would manage the Fund in the manner that it had already been managing the Trust's Overseas Equity Fund. The Trustees believed that this would increase the potential for improved investment performance by the Fund, as well as significantly reduce the high operating expenses that had resulted from the Fund's historic policy of investing primarily in emerging markets. In that connection, Capital Guardian's sub-advisory fee is substantially less than that of the prior sub-manager and the Trustees believed it was appropriate for John Hancock's advisory fee likewise to be substantially reduced. Furthermore, the Trustees approved elimination of the above-mentioned .10% cap partially in recognition of the reduction in the advisory fee and partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund.

5.   Overseas Equity Fund. At its December 10, 2003 meeting, the Board approved
(a) an increase in the advisory fee paid by this Fund to John Hancock and (b) the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund. More broadly, however, these changes resulted from the Trustees' consideration of information presented by John Hancock to the effect that the fee structure of this Fund, coupled with the expense "cap," did not afford John Hancock a sufficient level of compensation to allow John Hancock to continue to support the fund on a long term basis as it had in the past. The Trustees' actions at the December 10, 2003 meeting were intended to address this problem. The same is true of subsequent action the Board took (at its February 11, 2004 meeting) approving a reduction in the fees paid to the sub-adviser of this Fund. In the case of such latter action, the Trustees also took into consideration a representation that the quality or quantity of sub-advisory services to the Fund would not be reduced as a consequence of the fee reduction.

6. International Equity Index Fund. At its December 10, 2003 meeting, the Board approved (a) the termination of this Fund's sub-adviser and its replacement by SSgA Funds Management, Inc. ("SSgA") and (b) the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. A change in sub-advisers was necessary, because the prior sub-adviser was terminating its business of managing international equity index funds. The board approved SSgA primarily based on its confidence in SSgA's capabilities, SSgA's willingness to accept a significantly lower sub-advisory fee than the prior sub-adviser, and the Board's belief that the "spread" retained by John Hancock would still not be unreasonably large. The Trustees approved elimination of the .10% expense cap partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise purely domestic fund and partially in recognition of the fact that this expense cap was preventing John Hancock from retaining a sufficient amount of compensation to make its relationship with this Fund economically viable.

7. Global Bond Fund. At its December 10, 2003 meeting, the Board approved the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund and partially in recognition of the fact that eliminating this expense "cap" would not currently have a substantial impact on the Fund's overall expense ratio.

8. Health Sciences Fund. As its December 10, 2003 meeting, the Board approved the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that doing so would enable John Hancock to retain an amount of compensation from this Fund that would be more likely to result in continued strong support for the Fund by John Hancock, while still not being excessive.

9. Fundamental Value B Fund (formerly the Large Cap Value CORE Fund). At its December 10, 2003 meeting, the Board approved the termination of this Fund's sub-adviser and its replacement by Wellington Management Company, LLP ("Wellington Management"). The Trustees were influenced by the fact that Wellington Management would manage the Fund in the manner that it already had been managing the Trust's Fundamental Value Fund, and the Trustees believed that this strategy (implemented by Wellington Management) would be more attractive to prospective investors. At its February 11, 2004 meeting, however, the Board also approved an increase in the management fee paid to John Hancock by this Fund to make it equivalent to that paid by the Fundamental Value Fund. The Trustees were influenced by the fact that, because these two Funds are being managed in substantially the same manner, it is appropriate for their fee structure to be the same.

10. Growth & Income Fund. At its December 10, 2003 meeting, the Board approved the removal of Putnam as the sub-adviser for a portion of the Growth & Income Fund's assets, and its replacement by T. Rowe Price Associates, Inc. ("T. Rowe Price"). John Hancock recommended that Putnam be terminated based on (i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and turnover of key investment personnel. The Trustees had confidence in T. Rowe Price's ability to effectively manage a portion of this Fund and were also mindful of certain advantages of establishing a broader relationship with T. Rowe Price. Specifically, this change helped to make the Trust's relationship with T. Rowe Price sufficiently large that T. Rowe Price would voluntarily reduce all of its sub-advisory fees with the Trust by 5%. Although such a reduction will not directly benefit the affected Funds of the Trust, it should help to ease upward pressure on advisory fee rates.

11. Mid Cap Value B Fund (formerly the Small/Mid Cap CORE Fund). At its December 10, 2003 meeting, the Board approved the termination of this Fund's sub-adviser and its replacement by T. Rowe Price. The Trustees were influenced by the fact that T. Rowe Price would manage the fund in the same manner as it already had been managing the Trust's Mid Cap Value Fund, and the Trustees believed that this strategy (implemented by T. Rowe Price) would be more attractive to prospective investors.

12. Managed Fund. At its meeting on February 11, 2004, the Board approved a reduction in the sub-advisory fee for the fixed income portion of this Fund that is sub-advised by Independence. The Trustees were influenced by their understanding that the reduction in this fee would not result in any reduction in the quality or amount of services being furnished by Independence.

13. Small Cap Fund. At its February 11, 2004 meeting, the Board approved the removal of this Fund's sub-adviser and its replacement by Wellington Management. The Trustees were influenced by the fact that Wellington Management would manage the Fund substantially in the manner that it had already been managing the Trust's Small Cap Emerging Growth Fund, and the Trustees believed that this is the best option available to this Fund at this time. Although Wellington Management will receive a higher sub-advisory fee from John Hancock than did its predecessor, John Hancock has not increased its advisory fee for this Fund. In fact John Hancock has reduced its advisory fee somewhat (which was also approved by the Board at the February 11, 2004 meeting). The Board took all of these factors into account in approving the changes, as well as the fact that the new fee structure would be identical to that for the Trust's existing Small Cap Emerging Growth Fund.

     In connection with their deliberations, the Board and the Trust Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with the Insurers' variable insurance products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit John Hancock to "veto" Trustee or contract owner proposals for an adviser other than John Hancock under specified circumstances and that the 1940 Act would permit John Hancock to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than John Hancock.

     The Trustees also took into account the fact that John Hancock affords contract owners the privilege of instructing John Hancock how to vote the Trust shares held by John Hancock and that, pursuant to the process, the contract owners would have the opportunity to vote on, among other things, any increased advisory fees or elimination of expense caps

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Trust Governance Committee, and the Audit Committee and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Trust's advisory agreement and each sub-advisory agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

     As a result of their consideration, the Trustees, in the exercise of their business judgment, gave the approvals discussed above as being in the best interest of each Fund to which it relates.

G. ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.   Underwriting and Indemnity Agreement

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter for NAV shares, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's NAV shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.   Custody of the Trust's Assets

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.   Subadministration Agreement With State Street Bank

     Pursuant to a Subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements. The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is $1,333.

4.   Independent Auditors

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

5.   Distribution of Series I and Series II Shares

     The Board of Trustees of the Trust have approved a plan (the "12b-1Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 12b-1 Plan, Series I shares and Series II shares of the International Equity Index Fund are subject to Rule 12b-1fees as specified in a Distribution Agreement between the Trust and Manulife Financial Services LLC (the "Series Distributor"). Under that agreement, Series I shares are subject to a Rule 12b-1 fee up to an annual rate of .40% of Series I share average daily net assets and Series II shares are subject to a Rule 12b-1 fee up to an annual rate of .60% of Series II share average daily net assets.

     These Rule 12b-1 fees are paid to the Series Distributor. To the extent consistent with applicable laws, regulations and rules, the Series Distributor may use Rule 12b-1 fees:

.. for any expenses relating to the distribution of the shares of the class, including, but not limited to, compensation to and expenses of employees of the Series Distributor or an affiliated insurer, including overhead and telephone expenses, who engage in the distribution of that class of that Fund's shares in connection with the distribution of variable annuity or variable life insurance contracts ("Contracts") under which that class of that Fund's shares is an investment option; printing and distributing Fund prospectuses, statements of additional information and reports to prospective investors (through Contracts) in that class of that Fund's shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Contracts under which that class of that Fund's shares is an investment option; expenses relating to the development, preparation, printing, mailing and publication of advertisements, sales literature and other promotional materials describing and/or relating to that class of that Fund's shares or Contracts under which that class of that Fund's shares is an investment option; expenses of holding seminars and sales meetings designed to promote the distribution (through Contracts) of that class of that Fund's shares; expenses of obtaining information from and providing explanations to owners (or potential owners) of Contracts under which that class of that Fund's shares is an investment option, regarding that Fund's investment objectives and policies and other information about the Fund, including the performance of the Fund; expenses of training sales personnel regarding that class of that Fund's shares; and expenses of compensating sales personnel in connection with the allocation of cash values and premiums under Contracts to that class of that Fund's shares,

.. for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of Contracts funded in insurance company separate accounts that invest in the shares of the class) and

.. for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Currently, the "service fee" component of the Rule 12b-1 fees for both Series I and Series II shares is .25% of average daily net assets. Any such "service fee" is paid to the Series Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

     Without limiting the foregoing, the Series Distributor may pay allor part of the Rule 12b-1 fees from the International Equity Index Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the International Equity Index Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Series Distributor to make any such payments of Rule 12b-1 fees and does not limit the use that the Series Distributor may make of the Rule 12b-1 fees it receives to such payments. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and with the Series Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     The 12b-1 Plan provides that if only part of any of the above-listed activities or expenses (or of any other expenses or activities) is intended to result in sales of (or services to) a class of a Fund's shares, the Series Distributor may make a reasonable apportionment thereof, so as to apply Rule 12b-1 Fees borne by that class of that Fund's shares to the portion of such activities or expenses that pertains to the distribution of (or services to) that class of that Fund's shares. The 12b-1 Plan may not be amended to increase materially the amount to be spent by the International Equity Index Fund without such shareholder approval as is required by Rule12b-1 under the 1940 Act (the "Rule"). All material amendments of the 12b-1 Plan must be approved in the manner described in the Rule. The 12b-1Plan shall continue in effect (i) with respect to the International Equity Index Fund only so long as the 12b-1 Plan is specifically approved for that Fund at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The 12b-1Plan may be terminated with respect tothe International Equity Index Fund at any time as provided in the Rule.

     During the fiscal year ended December 31, 2003, the 12b-1 Plan was not in effect and no amounts were paid thereunder.

H. PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

Amounts of Brokerage Paid

     Brokerage commissions paid by the Funds were as follows for the past three years:

Fund                                      2003           2002           2001
-----------------------------------   ------------   ------------   ------------
Equity Index.......................   $     74,513   $     80,181   $     96,080
Large Cap Value....................        149,385        154,981        164,776
Large Cap Growth...................      1,188,313      1,554,313      1,042,938
Large Cap Growth B.................         49,709         68,300         64,914
Fundamental Growth.................         62,156         92,268         56,725
Earnings Growth....................        681,069        769,172        483,126
Growth & Income....................      3,919,445      4,372,752      4,394,341
Fundamental Value..................        240,593        335,531        635,553
Fundamental Value B................          2,212         16,030         40,010
Mid Cap Value......................         38,191             --             --
Mid Cap Value B....................         12,113         59,967         33,593
Mid Cap Growth.....................        749,750        735,675        362,533
Small Cap Value....................        210,163        219,255        130,951
Small Cap Emerging Growth..........        832,863        138,317         89,478
Small Cap Growth...................        859,559        562,914        268,016
International Equity Index.........         62,171         41,487         43,092
Overseas Equity....................         94,860         40,104         21,248
Overseas Equity B..................        180,968        217,451        128,826
Overseas Equity C..................        155,441        166,769        158,236
Real Estate Equity.................        210,473        199,488        171,319
Health Sciences....................         88,578         59,794         28,279
Financial Industries...............         39,219             --             --
Managed............................      2,681,322      3,177,479      2,387,899
Bond Index.........................          1,141            836          3,312
Active Bond........................          2,005            399              0
Total Return Bond..................              0             --             --
High Yield Bond....................              0            642             88
Global Bond........................             43              0              0

How Brokers and Dealers are Selected

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. The subadvisers use their best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the confidentiality of trades, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

     It is not the policy of the subadvisers to seek the lowest available commission if, in their reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

Research and Statistical Services Furnished by Brokers and Dealers

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

Relationship Between Brokerage Commissions and Research and Statistical Services Furnished by Brokers and Dealers

     When the subadvisers reasonably determine that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadvisers. In receiving these services, which are designed to augment the subadvisers' own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the subadvisers' traders for the Funds, on the basis of their experience and judgment, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the subadviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

     The subadvisers of the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The subadvisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the subadviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above. During 2003, the amount of transactions, of each Fund directed to brokers who are included in these internal arrangements, and the related amounts of commission were as follows:

                                            Dollar Amount     Dollar Amount
Fund                                       of Transactions   of Commissions
----------------------------------------   ---------------   --------------
Large Cap Value.........................   $     6,485,360   $       11,141
Large Cap Growth........................       179,232,159          262,988
Large Cap Growth B......................           893,361            1,186
Fundamental Growth......................        12,564,997           24,911
Earnings Growth.........................       252,228,282           66,116
Growth & Income.........................       499,297,059          969,234
Fundamental Value.......................        24,329,160           19,555
Mid Cap Value...........................           512,445            1,397
Small Cap Emerging Growth                       13,344,345            8,449
Mid Cap Growth..........................        45,929,832           54,016
Small Cap Value.........................         3,225,124            3,045
Small Cap Growth........................        53,501,488          147,095
International Equity Index..............        81,101,379            8,142
Overseas Equity B.......................         2,500,393            4,505
Overseas Equity C.......................   $     4,691,880   $        5,808
Real Estate Equity......................            95,858           11,843
Health Sciences.........................       532,893,201            7,300

                                            Dollar Amount     Dollar Amount
Fund                                       of Transactions   of Commissions
----------------------------------------   ---------------   --------------
Financial Industries....................         8,121,589            9,119
Managed.................................       338,422,269          548,196
Bond Index..............................         5,843,847            1,141

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

Brokerage Transactions in Foreign Markets

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

Simultaneous Transactions with Other Accounts

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at share prices which are approximately averaged.

     The subadvisers' allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.

Use of Brokers Who are Affiliated With a Subadviser

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

     Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                                                              Amount of Commissions Paid by
                                                                                           Fund
                                                                             --------------------------------
                                                    Nature of Broker's
                       Name of Affiliated        Affiliation with Fund's
Fund                          Broker                   Subadviser               2003       2002        2001
-------------------   ----------------------   ---------------------------   ---------   ---------   --------
Equity Index          Lattice                  Wholly-owned subsidiary of    $  55,870   $       0   $      0
                                               subadviser's parent

Large Cap Growth B    Sanford Bernstein &      Wholly-owned subsidiary of            0         405          0
                      Co.                      former subadviser's parent

Fundamental Value B   Goldman, Sachs & Co.     Dual operating division of          828       1,400          0
                                               former subadviser's parent

Fundamental Value B   Spear, Leeds & Kellog.   Dual operating division of          138         236      3,141
                                               parent of former subadviser

Mid Cap Value B       Goldman, Sachs & Co.     Dual operating division of        3,473       1,430          0
                                               parent of former subadviser

Mid Cap Value B       Spear, Leeds & Kellog    Dual operating division of        1,514       1,355          0
                                               parent of former subadviser

Overseas Equity C     Morgan Stanley Asia      Wholly-owned subsidiary of            0         254        163
                      Limited                  former subadviser's parent

Overseas Equity C     JM Morgan Stanley        Wholly-owned subsidiary of            0          70        162
                      Securities Private       former subadviser's parent
                      Ltd.

Overseas Equity C     Morgan Stanley           Wholly-owned subsidiary of          746         429      2,120
                      Securities               former subadviser's parent

Overseas Equity C     Morgan Stanley           Wholly-owned subsidiary of            0       1,049          0
                      International Limited    former subadviser's parent

     For 2003, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.36% for the Equity Index Fund, 0.67% for the Fundamental Value B Fund, 1.19% for the Mid Cap Value B Fund, and 0.32% for the Overseas Equity C Fund. For 2002, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 2.91% for the Mid Cap Value B Fund, 1.09% for the Overseas Equity C Fund, 0.32% for the International Equity Fund, 0.09% for the Large Cap Growth B Fund, and 0.01% for the Fundamental Value B Fund. For 2001, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 3.92% for the International Equity Fund, and 1.54% for the Overseas Equity C Fund.

Directed Brokerage

     From time to time the Trust may, on behalf of one or more Funds, request that John Hancock and the subadvisers also consider what are commonly referred to as "directed brokerage arrangements." Under such arrangements, a broker-dealer will rebate a portion of the brokerage commission it receives from (or on behalf of) a Fund and will apply that rebate to pay certain operating expenses that the Fund would otherwise pay directly. The Trust may condition its requests by requiring that subadvisers effect transactions with broker-dealers participating in such arrangements only if the subadviser believes that the broker-dealer will provide the best overall combination of price and execution (i.e., "best execution") for those transactions. While the Trust believes that overall this practice will benefit the Funds, in some cases the subadvisers may be unable to obtain volume discounts, and commissions charged under directed brokerage arrangements may be higher than those available from certain sources not involving such arrangements. In addition, directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients of a subadviser as a single transaction for the purchase or sale of a particular security, and, in an effort to achieve orderly execution of transactions, directed brokerage transactions may be delayed until execution of other orders have been completed. John Hancock will monitor directed brokerage transactions to help ensure that they are in the best interest of the affected Funds and their shareholders.

     The Trust has entered into a directed brokerage arrangement with State Street Global Markets, LLC ("SSGM"), an affiliate of the Custodian, under which a Fund will receive a credit on a trade-by-trade basis for part of the brokerage commission paid with respect to brokerage transactions directed by the Fund's subadviser(s) to a broker/dealer within SSGM's network of broker/dealers. SSGM will then apply the credit against other expenses of the Fund, including the Fund's share of the Custodian's fee. Under this arrangement, subadvisers will be instructed to use a broker-dealer participating in the arrangement only if the subadviser believes that the broker-dealer will provide the "best execution" for the transaction in question.

Transition Services

     From time to time, John Hancock and the Trust may engage State Street Global Markets ("SSGM"), a division of State Street Bank, as a trading advisor in connection with the restructuring of the Fund's custody account maintained by the Custody Division of State Steet Bank. Such restructuring may be required, for example, when a Fund retains a new subadviser or when two Funds merge. As a trading advisor, SSGM provides consulting services concerning the most cost efficient and effective manner in which (1) Trust-identified securities in the custody account can be liquidated, and (2) Trust-identified securities can be acquired for the custody account. These services include, in part, reviewing the portfolio, analyzing transaction volumes and the number of securities positions in the restructuring, and examining potential trading costs including a review of using off-exchange trading networks, and effecting trades of the Trust-identified securities to be disposed or acquired. In the course of providing these services, SSGM may become aware that one or more of the collective funds or client accounts that State Street Bank manages (the "State Street Accounts") either have demand for certain of the securities contained in the Fund's custody account or have available for sale certain securities which are component securities of the investment portfolio that Trust (on behalf of the affected Fund) has directed SSGM to construct. In such event, SSGM may, in its capacity as manager of the State Street Accounts and consistent with its obligations to the State Street Accounts, extend to the affected Fund either an offer to purchase from the custody account a specific list of securities or to sell to the custody account a specific list of securities on behalf of the State Street Accounts. In such an event, the Trust (on behalf of the affected Fund), but not SSGM, has the authority and responsibility to determine whether to accept such an offer on behalf of the Fund's custody account.

I. CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the subadvisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the subadvisers to the various Funds of the Trust ("Subadvisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and subadvisers to the Funds and the interests of the Funds. These Codes do not generally prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions may apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Subadvisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Subadvisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J. FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 30 series, each corresponding to one of the Trust's 30 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders. Each series may issue four classes of shares: NAV shares (this is the initial class of shares issued by each Fund), Series I shares, Series II shares and Series III shares. Currently, the International Equity Index Fund is the only series ("Fund") of the Trust that issues the Series II or Series III class of shares. (Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.) Series III shares are not currently offered.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K. SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

     Voting of Series I and Series II Shares. Manulife New York and Manufacturers USA have the right to vote Series I and Series II shares upon matters that may be voted upon at any Trust shareholders' meeting with respect to the International Equity Index Fund. These companies will vote all Series I and Series II shares of the International Equity Index Fund of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the 1940 Act ("Contract Owner Instructions"). Each entity votes the shares it owns in proportion to Contract Owner Instructions.

L. SALES AND REDEMPTIONS OF FUND SHARES

"Seed Money" Shares

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" to currently available funds have been as follows:

                                                 "Seed Money" NAV
                                                 Shares Purchased     Date of
Fund                                             by John Hancock     Purchase
---------------------------------------------    ----------------    ----------
Large Cap Growth B                                     10,000,000       8/31/99
Fundamental Value............................           5,000,000       8/31/99
Fundamental Value B..........................           5,000,000       8/31/99
Fundamental Growth...........................           5,000,000       8/31/99
Mid Cap Value................................           5,000,000       4/30/03
Mid Cap Value B..............................           5,000,000        5/1/98
Small Cap Value..............................           5,000,000       8/31/99
Health Sciences..............................          20,000,000        5/1/01
Financial Industries.........................             200,000       4/29/03
International Opportunities..................          15,000,000        5/1/96
Overseas Equity..............................          20,000,000        5/1/96
Overseas Equity C............................          10,000,000        5/1/98
Bond Index...................................          25,000,000        5/1/98
Total Return Bond............................          25,000,000       4/30/03
High Yield Bond..............................          10,000,000        5/1/98

     John Hancock (or its affiliate) may redeem these NAV shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

     As of December 31, 2003, only the following Funds still have seed money that has not been withdrawn: Mid Cap Value Fund, Overseas Equity Fund, Overseas Equity C Fund (then known as the "Emerging Markets Equity Fund"), Health Sciences Fund and Total Return Bond Fund.

Shares Sold and Redeemed In Connection With Transactions Under Variable Annuity Contracts and Variable Life Insurance Policies

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M. COMPUTING THE FUNDS' NET ASSET VALUE

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N. TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, and meet certain distribution requirements they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, or fails to distribute a sufficient amount of income or gains it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O. INFORMATION ABOUT FUND PERFORMANCE

How Money Market Fund Yields Are Calculated

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

Charges Under Variable Life Insurance and Variable Annuity Policies

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P. LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.

Q. REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

                                                                      APPENDIX A

                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc. describes its ratings for corporate bonds as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1 -- This rating is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

     Fitch Inc. describes its ratings for corporate bonds as follows:

     AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     BB -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, C, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, D -- Default. Securities are not meeting current obligations and are extremely speculative. ~DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category or to categories below 'CCC'.

                                                                      APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

The following pages of this appendix contain information on proxy voting polices, guidelines and procedures of the Trust and, with respect to its services to the Trust, John Hancock. After that, this appendix contains information on the proxy voting polices, guidelines and procedures of the following subadvisers:

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Subadviser                                                         Appendix Page
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Independence Investment LLC                                            B - 5
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John Hancock Advisers, LLC                                             B - 7
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Declaration Management & Research Company                              B - 11
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SSgA Funds Management, Inc.                                            B - 13
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T. Rowe Price Associates, Inc.                                         B - 18
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Morgan Stanley Investment Management Inc.                              B - 20
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Standish Mellon Asset Management Company LLC                           B - 25
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Wellington Management Company, LLP                                     B - 26
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Capital Guardian Trust Company                                         B - 27
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Pacific Investment Management Company LLC                              B - 30
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RREEF America L.L.C.                                                   B - 36
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Fidelity Management & Research Company                                 B - 42
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                      JOHN HANCOCK VARIABLE SERIES TRUST I
                      PROXY VOTING POLICIES AND PROCEDURES

I.    BACKGROUND

      On January 23, 2003, the Securities and Exchange Commission ("SEC") adopted a final rule regarding the Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies (the "IC Proxy Voting Rule"). The IC Proxy Voting Rule requires that a registered management investment company (1) disclose the policies and procedures that it uses to determine how it votes proxies relating to portfolio securities, and (2) file its complete proxy voting record on an annual basis with the SEC on Form N-PX, and make this record available to shareholders.

      On January 23, 2003, the SEC also adopted a final rule regarding Proxy Voting by Investment Advisers (the "IA Proxy Voting Rule" or Rule 206(4)-6). The IA Proxy Voting Rule requires, among other things, that an investment adviser that exercises voting authority over client securities adopt policies and procedures reasonably designed to ensure the adviser votes proxies in the best interest of clients and that the adviser maintains certain records relating to proxy voting.

      These Policies and Procedures (the "JHVST Proxy Voting Procedures") govern the exercise of voting authority with respect to portfolio securities of the John Hancock Variable Series Trust I (the "Trust" or "JHVST"), disclosures required by the IC Proxy Voting Rules, and the related matters set forth below.

II. DELEGATION OF VOTING AUTHORITY WITH RESPECT TO PORTFOLIO SECURITIES TO SUB-INVESTMENT MANAGERS

      The Trust has delegated voting authority with respect to portfolio securities to the sub-investment managers in the Sub-Investment Management Agreements among the Trust, John Hancock and the sub-investment managers. Consistent with this delegation, each sub-investment manager is responsible for the following:

      A. Adopting and implementing written policies and procedures in accordance with Rule 206(4)-6 reasonably designed to ensure that the sub-investment manager votes portfolio securities in the best interest of shareholders of the JHVST Fund (or a sleeve of the Fund) holding those portfolio securities. Those procedures should also address material conflicts that may arise between on one hand, the interest of the Fund (a sleeve of the Fund) shareholders, and on the other hand, the interest of the Fund's investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter;

      B.  Exercising voting authority with respect to portfolio securities;

      C. Providing John Hancock Life Insurance Company ("John Hancock") with a copy and a description of the sub-investment manager's proxy voting procedures and any amendment or revisions to those procedures or the description;

      D. Providing John Hancock with a written record, in accordance with instructions provided by John Hancock, of how the sub-investment manager exercised votes with respect to portfolio securities; and

      E. Providing an annual report regarding proxy voting according to instructions provided by John Hancock.

      John Hancock, the JHVST's investment adviser, will not have voting authority with respect to portfolio securities, but will have the responsibilities set forth below.

III.  DISCLOSURES

      John Hancock will be responsible for making the following disclosures on behalf of the Trust:

      A.  Description of Proxy Voting Policies and Procedures in Registration
          Statements: All registration statements and post-effective amendments that are annual updates to effective registrations statements, filed on or after July 1, 2003, will include a copy of, or a description of, the JHVST Proxy Voting Procedures and the proxy voting procedures of all sub-investment managers.

      B. Availability of the Description of Policies and Procedures: All shareholder annual and semi-annual reports transmitted after the disclosure in Section III.A. is made, will disclose that shareholders may obtain a copy of a description of the Trust's proxy voting policies and procedures by the following methods:
          1. Upon request and without charge, by calling a specified toll-free (or collect) telephone number, or
          2.   On the SEC's website at http://www.sec.gov.

      C. Availability of Fund's Proxy Voting Record: All initial registration statements and post-effective amendments that are annual updates to effective registration statements, filed on or after August 31, 2004, as well as all shareholder reports filed after August 31, 2004, will disclose that a shareholder may obtain a copy of the Trust's actual proxy voting record on Form N-PX by the following methods:
          1. Upon request and without charge, by calling a specified toll-free (or collect) telephone number, or
          2.   On the SEC's website at http://www.sec.gov.

      D. Requests for Information: If John Hancock receives a request for information as provided in Section III.B. or III.C., John Hancock will respond to the request within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

V.    PREPARATION AND FILING OF FORM N-PX

      John Hancock will be responsible for filing Form N-PX on behalf of the Trust, as required by Rule 30b1-4 under the Investment Company Act of 1940. The sub-investment mangers are responsible for providing to John Hancock the information required to be filed in the Form N-PX at a time designated by and in a format acceptable to John Hancock.

VI.   ANNUAL REPORT ON PROXY VOTING

      On an annual basis, John Hancock will prepare a summary report regarding the sub-investment managers' proxy voting policies and procedures and proxy voting activity with respect to portfolio securities for presentation to and consideration by the Trustees. The sub-investment managers will provide information reasonably requested by John Hancock for this annual report.

VI.   AMENDMENTS TO SUB-INVESTMENT MANAGER PROXY VOTING POLICIES AND PROCEDURES

      Each sub-investment manager will provide to John Hancock a copy of, and a description of, its proxy voting policies and procedures. If a sub-investment manager amends or otherwise revises its proxy voting policies and procedures, the sub-investment manager will provide a copy to John Hancock of its amended or revised proxy voting policies and procedures (and any revisions to its description of those policies and procedures) by no later than ten (10) business days after the effective date of the amendment or revision.

VII.  RECORDKEEPING

      A. Each sub-investment manager shall maintain the books and records relating to proxy voting required under Rule 204-2 that it has for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of the sub-investment manager. These records include:
          1. The sub-investment manager's proxy voting policies and procedures (and any amendments or revisions);
          2. Proxy statements that the sub-investment manager receives regarding portfolio securities;
          3.   Records of each vote cast by the sub-investment manager; and
          4. Any document prepared by the sub-investment manager that was material to making a decision on how to vote with respect to portfolio securities, or that memorialized a decision to vote.

      B. John Hancock shall maintain the books and records relating to proxy voting required under Rule 204-2 that it has for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of John Hancock. These records include:
          1. The JHVST Proxy Voting Procedures (and any amendments or revisions); and
          2. A copy of each written request for information on proxy voting by a shareholder, and a copy of any written response.

VIII. MISCELLANEOUS

      A. Any sub-investment manager of a JHVST Fund that invests exclusively in non-voting securities is not required to comply with these JHVST Proxy Voting Procedures with respect to that Fund, except that the sub-investment manager will be required to provide a certification to John Hancock that the Fund invests exclusively in non-voting securities.

      B. The Trust participates in a securities lending program. Nothing in these Procedures should be interpreted as requiring that a sub-investment manager exercise voting authority with respect to a portfolio security that is out on loan at the time.

      C. Each sub-investment manager is obligated to provide to John Hancock promptly and without charge, any record or information regarding proxy voting reasonably requested by John Hancock.

      D. The fact that one JHVST fund or one sleeve of a JHVST fund votes a proxy one way and another JHVST fund or another sleeve of the JHVST fund votes the same proxy another way or does not vote the proxy will not, by itself, constitute a material conflict of interest.

                                                       (Effective: July 1, 2003)

                           INDEPENDENCE INVESTMENT LLC
                                ("Independence")
                      PROXY VOTING POLICIES AND PROCEDURES

At Independence, we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

General Principles
------------------

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

Process
-------

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for our equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

II.  Conflicts of Interest
     ---------------------

We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients./2/ We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships/3/ or material personal/family relationships/4/ with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Head of US Equities, the Head of Fundamental Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by ISS against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Independence is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we manage, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide on how to vote the JHFS proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by ISS. The Committee will document the rationale for its decision.

It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

                                                                    Adopted 8/03

----------
/2/ It is Independence's general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.
/3/ For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Independence's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.
/4/ For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) personal and/or family relationships between any Independence employee who is involved in the proxy voting process (e.g., analyst, portfolio manager, and/or members of the Proxy Voting Committee, as applicable) or senior executives, and directors or senior executives of issuers for which the adviser may vote proxies, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

                           JOHN HANCOCK ADVISERS, LLC
                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

     Board of Directors
     ------------------

     We believe good corporate governance evolves from an independent board.

     We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

     We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

     In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

     Selection of Auditors
     ---------------------

     We believe an independent audit committee can best determine an auditor's qualifications.

     We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

     Capitalization
     --------------

     We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

     In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

     Acquisitions, mergers and corporate restructuring
     -------------------------------------------------

     Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

     Corporate Structure and Shareholder Rights
     ------------------------------------------

     In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

     To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

     Equity-based compensation
     -------------------------

     Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

     We will vote against the adoption or amendment of a stock option plan if the:
     .  The compensation committee is not fully independent
     . plan dilution is more than 10% of outstanding common stock, . company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     . if the option is not premium priced or indexed, or does not vest based on future performance

     With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     . the plan allows stock to be purchased at less than 85% of fair market value;
     .  this plan dilutes outstanding common equity greater than 10%
     . all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     .  if the potential dilution from all company plans is more than 85%

     With respect to director stock incentive/option plans, we will vote against management if:
     . the minimum vesting period for options or time lapsing restricted stock is les than one year
     .  if the potential dilution for all company plans is more than 85%

     Other Business
     --------------

     For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     .  change the company name;
     .  approve other business;
     .  adjourn meetings;
     .  make technical amendments to the by-laws or charters;
     .  approve financial statements;
     .  approve an employment agreement or contract.

     Shareholder Proposals
     ---------------------

     Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     .  calling for shareholder ratification of auditors;
     .  calling for auditors to attend annual meetings;
     .  seeking to increase board independence;
     .  requiring minimum stock ownership by directors;
     . seeking to create a nominating committee or to increase the independence of the nominating committee;
     .  seeking to increase the independence of the audit committee.

     Corporate and social policy issues
     ----------------------------------

     We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

     Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCEDURES

     The role of the proxy voting service
     ------------------------------------

     JHA and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

     The role of the proxy oversight group and coordinator
     -----------------------------------------------------

     The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

     The role of mutual fund trustees
     --------------------------------

     The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

     Conflicts of interest
     ---------------------

     Conflicts of interest are resolved in the best interest of clients.

     With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                                 ("Declaration")
                       PROXY VOTING POLICY AND PROCEDURES

Declaration is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I.   GENERAL PRINCIPLES

     In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

     1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

     2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

     3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

     4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

     5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

     Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

     We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

II.  PROCESS

     At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III. CONFLICTS OF INTEREST

     We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security.

     We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships or material personal/family relationships/5/ with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

     Declaration is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we managed, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide how to vote the JHFS proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

     It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision. If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

                                                                   Adopted 07/03

----------

/5/For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

                           SSgA FUNDS MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)  provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)  matches proxies received with holdings as of record date;

     5)  reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)  documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

     The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

     In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

     All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

     However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or
     (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

     In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

     FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

     For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

     I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.
          . Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
          .  Approval of auditors
          .  Directors' and auditors' compensation
          .  Directors' liability and indemnification
          .  Discharge of board members and auditors
          .  Financial statements and allocation of income
          . Dividend payouts that are greater than or equal to country and industry standards
          .  Authorization of share repurchase programs
          .  General updating of or corrective amendments to charter
          .  Change in Corporation Name
          .  Elimination of cumulative voting

     II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:
          . Capitalization changes which eliminate other classes of stock and voting rights
          . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
          . Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
          .  Elimination of "poison pill" rights
          . Stock purchase plans with an exercise price of not less that 85% of fair market value
          .  Stock option plans which are incentive based and not excessive
          .  Other stock-based plans which are appropriately structured
          .  Reductions in super-majority vote requirements
          .  Adoption of anti-"greenmail" provisions

     III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:
          . Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
          . Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
          . Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
          .  Elimination of Shareholders' Right to Call Special Meetings
          .  Establishment of classified boards of directors
          . Reincorporation in a state which has more stringent anti-takeover and related provisions
          . Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
          .  Excessive compensation
          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
          .  Adjournment of Meeting to Solicit Additional Votes

          . "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
          . Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
          . Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
          . For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
          . Against offers when there are prospects for an enhanced bid or other bidders
          . For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

     Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          . Requirements that auditors attend the annual meeting of shareholders
          .  Establishment of an annual election of the board of directors
          . Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
          . Mandates that amendments to bylaws or charters have shareholder approval
          . Mandates that shareholder-rights plans be put to a vote or repealed . Establishment of confidential voting
          . Expansions to reporting of financial or compensation-related information, within reason
          .  Repeals of various anti-takeover related provisions
          .  Reduction or elimination of super-majority vote requirements
          .  Repeals or prohibitions of "greenmail" provisions
          .  "Opting-out" of business combination provisions
          . Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          . Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
          . Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
          . Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
          . Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
          .  Limits to tenure of directors
          . Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
          .  Restoration of cumulative voting in the election of directors
          . Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
          . Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
          . Proposals which require inappropriate endorsements or corporate actions
          . Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.
          . Proposal asking companies to adopt full tenure holding periods for their executives.
          . Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

     We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

     Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

     In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

     As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

     Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

     As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

     As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

     When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

     In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

     Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                         T. ROWE PRICE ASSOCIATES, INC.
                                ("T. Rowe Price")
                        PROXY VOTING PROCESS AND POLICIES

T. Rowe Price Associates, Inc. (and T. Rowe Price International, Inc.) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
--------------------
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
------------------------
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
----------------------------------------------
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
-----------------------------
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

     Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

     Anti-takeover and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

     Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
----------------------------------------------
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                    ("MSIM")
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - MSIM's policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          .  Selection or ratification of auditors.
          .  Approval of financial statements, director and auditor reports.
          .  Election of Directors.
          . Limiting Directors' liability and broadening indemnification of Directors.
          . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
          . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
          .  General updating/corrective amendments to the charter.
          .  Elimination of cumulative voting.
          .  Elimination of preemptive rights.
          . Provisions for confidential voting and independent tabulation of voting results.
          . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          Capitalization changes
          ----------------------

          . Capitalization changes that eliminate other classes of stock and voting rights.
          . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
          . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
          .  Proposals for share repurchase plans.
          . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
          .  Proposals to effect stock splits.
          . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          Compensation
          ------------

          . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
          . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
          . Establishment of Employee Stock Option Plans and other employee ownership plans.

          Anti-Takeover Matters
          ---------------------

          . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
          .  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
          . Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
          . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
          .  Creation of "blank check" preferred stock.
          .  Changes in capitalization by 100% or more.
          . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
          . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
          .  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee:

          Corporate Transactions
          ----------------------

          . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
          . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
          . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
             (i)   Whether the stock option plan is incentive based;
             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          Anti-Takeover Provisions
          ------------------------

          .  Proposals requiring shareholder ratification of poison pills.
          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
          .  Requiring auditors to attend the annual meeting of shareholders.
          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
          . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
          .  Confidential voting.
          .  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.
          .  Proposals that limit tenure of directors.
          .  Proposals to limit golden parachutes.
          . Proposals requiring directors to own large amounts of stock to be eligible for election.
          .  Restoring cumulative voting in the election of directors.
          . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
          . Proposals that limit retirement benefits or executive compensation. . Requiring shareholder approval for bylaw or charter amendments.
          . Requiring shareholder approval for shareholder rights plan or poison pill.
          .  Requiring shareholder approval of golden parachutes.
          .  Elimination of certain anti-takeover related provisions.
          .  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
          . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
          . Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The

               Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
                                    ("SMAC")
                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

SMAC, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, SMAC seeks to act solely in the best financial and economic interest of the applicable client. SMAC will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. SMAC generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. SMAC will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, SMAC will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, SMAC weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

SMAC recognizes its duty to vote proxies in the best interests of its clients. SMAC seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, SMAC and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities

SMAC will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, SMAC will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                                                               Approved 6/6/2003

                        WELLINGTON MANAGEMENT COMPANY LLP
                            ("Wellington Management")
                SUMMBARY OF PROXY VOTING POLICIES AND PROCEDURES

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Funds due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                         CAPITAL GUARDIAN TRUST COMPANY
                                    ("CGTC")
                       PROXY VOTING POLICY AND PROCEDURES

POLICY

     CGTC provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

     Fiduciary Responsibility and Long-term Shareholder Value
     --------------------------------------------------------

     CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

     CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

     As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

     Special Review
     --------------

     From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

     Proxy Review Process
     --------------------

     Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

     The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

     All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

     For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

     CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

     Proxy Voting Guidelines
     -----------------------

     CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

     CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

     . Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
     . Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
     . Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
     . Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

     Special Review Procedures
     -------------------------

     If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

     Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

     Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

     CGTC's Proxy Voting Record
     --------------------------
     Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

     Annual Assessment
     -----------------
     CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

     Effective Date
     --------------
     This policy is effective as of August 1, 2003.

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
                                    ("PIMCO")
                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy
----------------------------
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest
---------------------
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;/10/
     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
     4. suggesting that the client engage another party to determine how the proxies should be voted;
     5.   delegating the vote to an independent third-party service provider; or
     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

----------
/6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
/7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/8/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.
/10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records
-------------------------------------------------------------------
Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping
--------------------
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight
--------------------
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).
     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues
---------------------------------
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     Board of Directors
     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     Proxy Contests and Proxy Contest Defenses
     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.
     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses
     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Capital Structure
     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock:
          (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights;
          (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights;
          (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and
          (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation
     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation
          State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     Mergers and Restructurings
     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

     For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

     For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
     (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.
     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.
     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.
     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.
     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.
     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities
     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions
     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.
     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.
     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                              RREEF AMERICA L.L.C.
                                    ("RREEF")
                       PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING POLICY

RREEF, as a federally registered investment adviser, often has voting power with respect to securities in client accounts. When RREEF has proxy voting power with respect to securities in a client's account, it owes certain fiduciary duties with respect to the voting of proxies. These fiduciary duties include (a) the duty of care which requires RREEF to monitor corporate events and to vote the proxies and (b) the duty of loyalty which requires RREEF to vote proxies in a manner consistent with the best interests of the client and to put the client's interests before RREEF's own interests. In keeping with its fiduciary duties, RREEF has adopted and implemented this Proxy Voting Policy which sets forth RREEF's policies and procedures designed to ensure that RREEF votes each client's securities in the best interest of the client.

Notwithstanding anything in this Proxy Voting Policy, RREEF places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, RREEF may make exceptions to this Proxy Voting Policy.

I.   PROXY VOTING DECISIONS

RREEF portfolio management teams will monitor corporate actions, make proxy voting decisions, describe the basis on which a proxy voting decision is made if the decision is inconsistent with the Proxy Voting Guidelines (see Section V below), and be responsible for ensuring that proxies are submitted in a timely manner. Specifically, each analyst is responsible for making a voting recommendation on each proposal in such analyst's sector. Each analyst will communicate his or her voting recommendations in hardcopy or via e-mail to the portfolio manager. The portfolio manager will review the recommendations and inform the analyst, the sector portfolio manager and the group's executive assistant whether the recommendation has been approved. The executive assistant will then coordinate the vote for each proxy.

As a general rule, RREEF will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with RREEF's Proxy Proposal Guidelines (see Section V below), unless a client specifically instructs RREEF in writing to vote such client's securities otherwise. When making proxy voting decisions, RREEF may seek advice or assistance from third party consultants, such as proxy voting services (e.g., Institutional Shareholder Services) or legal counsel.

II.  CONFLICTS OF INTEREST

RREEF has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. In addition, RREEF's affiliates, including Deutsche Bank AG, Deutsche Bank Americas and Deutsche Asset Management ("DeAM"), have adopted certain policies and procedures (including, among others, Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy) to preserve the independence of investment managers and to address various conflicts of interest. Nonetheless, from time to time, a proxy proposal may still involve a conflict between the interests of RREEF's client and the interests of RREEF or an affiliated person of RREEF. For example, a conflict may arise if RREEF client accounts held securities issued by a company when that company (or its affiliate or pension plan) was also RREEF's client. As another example, a conflict may arise if RREEF client accounts held securities issued by a company with which a RREEF affiliate has significant investment banking business.

RREEF securities personnel who are aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how RREEF votes client proxies has a duty to inform the Compliance Officer, or a designee, of such situation, including any relevant details. In the case of a person participating in the deliberation on a specific vote, such information should be conveyed before engaging in any activities or participating in any discussion relating to such vote. No retaliatory action will be taken against any person for reporting, in good faith, an actual or apparent conflict.

RREEF personnel responsible for voting client proxies should consult with the Compliance Officer, who may consult with legal counsel if necessary, to determine whether a material conflict appears to exist with respect to a given proxy proposal. The Compliance Officer may also consult the Proxy Voting Working Group of Deutsche Asset Management when a material conflict situation arises. When a material conflict appears to exist and cannot be adequately addressed or resolved by RREEF's other policies and procedures (including RREEF's Proxy Voting Guidelines attached as an Appendix to this Proxy Voting Policy), or its structural independence from its affiliates, the following procedures will be followed:

     .    Before voting proxies for clients affected by the conflict, RREEF will
          (a) disclose the nature of the conflict to such clients; (b) inform such clients how RREEF plans to vote the proxies; and (c) give each such client the opportunity, by a certain date, to waive the conflict or to instruct RREEF how to vote the proxies affected by the conflict.
     . If a client instructs RREEF how to vote proxies affected by the conflict, RREEF will vote such proxies in accordance with such client's instructions. If a client waives the conflict or does not respond in a timely manner, RREEF will vote such proxies as previously disclosed to the client in accordance with this Proxy Voting Policy.
     . RREEF will take such other action as may be deemed necessary or appropriate, including, without limitation, recusing certain persons from the proxy vote at issue.

Nothing in these procedures is intended to revoke RREEF's voting power with respect to proxies relating to proposals that do not pose a material conflict.

III. DISCLOSURES TO CLIENTS

Upon a client's request, RREEF will furnish, without charge, to the requesting client (a) a copy of this Proxy Voting Policy or (b) information about how RREEF voted with respect to such client's securities. Except as otherwise directed by a client or required by law, RREEF will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client's securities.

RREEF will disclose to its clients, in its written disclosure statement on Part II of Form ADV or elsewhere (as deemed necessary or appropriate):
     . How clients may obtain information from RREEF about how RREEF voted with respect to their securities; and
     . A descriptive summary of RREEF's proxy voting policies and procedures as well as how a client may request a copy of this Proxy Voting Policy.

IV.  BOOKS AND RECORDS RELATING TO PROXIES

In connection with voting proxies and this Proxy Voting Policy, RREEF shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

     .    RREEF's policies and procedures relating to voting proxies;
     . A copy of each proxy statement that RREEF receives regarding clients' securities, provided that RREEF may rely on (a) a third party to make and retain, on RREEF's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
     . A record of each vote cast by RREEF on behalf of clients, provided that RREEF may rely on a third party to make and retain, on RREEF's behalf, pursuant to a written undertaking, records of votes cast;
     . Copies of any documents created by RREEF that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
     . A record of each written client request for proxy voting information and a copy of any written response by RREEF to any written or oral client request for information on how RREEF voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate RREEF office.

V.   PROXY VOTING GUIDELINES

The Proxy Voting Guidelines beginning on the next page sets forth how RREEF generally votes proxies with respect to certain proxy proposals that arise frequently. The Proxy Voting Guidelines are not intended to address every proxy proposal that may arise, and RREEF will evaluate on a case-by-case basis any proxy proposals not addressed in the Proxy Voting Guidelines. RREEF reserves the right to depart from the Proxy Voting Guidelines when RREEF believes that it is in the client's best interest to do so. Furthermore, instead of voting a proxy, RREEF may, as it deems in the client's interest, (a) intentionally refrain from voting a proxy or (b) sell the security. In addition, RREEF's proxy voting guidelines may be superceded by proxy voting policies or guidelines submitted by the client.

PROXY VOTING GUIDELINES

A.   Board of Directors

     1. Voting on Director Nominees in Uncontested Elections. RREEF America L.L.C. ("RREEF") votes on a case-by-case basis ballots for director nominees, considering such factors as RREEF may deem relevant, including, among others:
          .    nominee's background qualifications, such as education and experience;
          .    nominee's independence;
          .    nominee's financial expertise;
          .    composition of board and committees;
          .    nominee's attendance at board and committee meetings during the past two years;
          .    nominee's investment in the company;
          .    whether a retired CEO sits on the board;
          .    whether the chairman is also serving as CEO; and
          .    long-term corporate performance record relative to a market index.

          In cases of significant votes and when information is readily available, RREEF may also consider additional factors, such as:
          .    corporate governance provisions and takeover activity;
          .    whether the board is staggered;
          .    board decisions regarding executive pay;
          .    director compensation;
          .    number of other board seats held by nominee; and
          .    interlocking directorships.

     2. Chairman and CEO as Different Persons. Generally, RREEF votes for proposals that would require the positions of chairman and CEO to be held by different persons.

     3. Majority or Supermajority of Independent Directors. RREEF votes for proposals to require that the board be comprised of a majority or supermajority of independent directors.

     4. Stock Ownership Requirements. RREEF evaluates on a case-by-case basis shareholder proposals to require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     5. Term of Office. RREEF evaluates on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

     6. Director and Officer Indemnification and Liability Protection. RREEF evaluates on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

     7. Charitable Contributions. RREEF votes on a case-by-case basis shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

B.   Proxy Contests

     1. Voting for Director Nominees in Contested Elections. RREEF evaluates on a case-by-case basis votes in a contested election of directors, considering such factors as RREEF may deem relevant, including, among others:
          .    long-term financial performance of the target company relative to its industry;
          .    management's track record;
          .    background to the proxy contest;
          .    qualifications of director nominees (both slates);
          .    evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
               and
          .    stock ownership positions.

     2. Reimburse Proxy Solicitation Expenses. RREEF evaluates on a case-by-case basis decisions to provide full reimbursement for dissidents waging a proxy contest. In cases where RREEF recommends voting in favor of dissidents, RREEF generally votes for reimbursing proxy solicitation expenses.

C.   Outside Auditors

     When considering proposals involving outside auditors, RREEF considers such factors as RREEF may deem relevant, including, among other, (a) whether an auditor lacks independence due to a financial interest in or association with the company or otherwise, including the amount and type of non-audit fees received by the auditor; (b) whether the outside auditor has ever rendered an opinion that does not fairly present the company's financial position; and (c) whether the company's internal controls appear to be ineffective due to guidance provided by the outside auditor.

     1. Ratifying Auditors. RREEF evaluates on a case-by-case basis proposals to ratify outside auditors.

     2. Changing Auditors. RREEF evaluates on a case-by-case basis proposals to change outside auditors.

D.   Proxy Contest Defenses

     1.   Board Structure: Staggered vs. Annual Elections.
     .    RREEF votes against proposals to classify the board.
     . RREEF votes for proposals to repeal classified boards and to elect all directors annually.

     2.   Shareholder Ability to Remove Directors.
     . RREEF votes against proposals that provide that directors may be removed only for cause.
     . RREEF votes for proposals to restore shareholder ability to remove directors with or without cause.
     . RREEF votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     . RREEF votes for proposals that permit shareholders to elect directors to fill board vacancies.

     3.   Shareholder Ability to Call Special Meetings.
     . RREEF votes against proposals to restrict or prohibit shareholder ability to call special meetings.
     . RREEF votes for proposals that remove restrictions on the right of shareholders to act independently of management.

     4.   Shareholder Ability to Act by Written Consent.
     . RREEF votes against proposals to restrict or prohibit shareholder ability to take action by written consent.
     . RREEF votes for proposals to allow or make easier shareholder action by written consent.

     5.   Shareholder Ability to Alter the Size of the Board.
     .    RREEF votes for proposals that seek to fix the size of the board.
     . RREEF votes against proposals that give management the ability to alter the size of the board without shareholder approval.

E.   Tender Offer Defenses

     1.   Poison Pills.
     . RREEF votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
     . RREEF reviews on a case-by-case basis shareholder proposals to redeem a company's poison pill.
     . RREEF reviews on a case-by-case basis management proposals to ratify a poison pill.

     2.   Supermajority Shareholder Vote Requirement to Amend the Charter or
          Bylaws.
     . RREEF votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
     . RREEF votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     3.   Supermajority Shareholder Vote Requirement to Approve Mergers.
     . RREEF votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
     . RREEF votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

F.   Capital Structure

     1.   Common Stock Authorization.
     . RREEF reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

     2.   Multiple Class Structures.
     . RREEF reviews on a case-by-case basis proposals to create multiple class capital structures to increase the number of shares issued, taking into account, among other things, whether the total number of shares is proportionately reduced.

     3.   Reverse Stock Splits.
     . RREEF reviews on a case-by-case basis proposals to implement a reverse stock split.

     4.   Blank Check Preferred Authorization.
     . RREEF votes on a case-by-case basis proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
     . RREEF reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
     . RREEF reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     5.   Shareholder Proposals Regarding Blank Check Preferred Stock.
     . RREEF votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     6.   Adjust Par Value of Common Stock.
     . RREEF votes for management proposals to reduce the par value of common stock.

     7.   Preemptive Rights.
     . RREEF reviews on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, RREEF looks at the size of a company and the characteristics of its shareholder base.

     8.   Debt Restructurings.
     . RREEF reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

     9.   Share Repurchase Programs.
     . RREEF votes on a case-by-case basis proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, taking into account, among other things, whether the share repurchase program appears to be for anti-takeover purposes.

H.   Equity Compensation

     In general, RREEF votes on a case-by-case basis on equity compensation plans (e.g., stock option plans, golden parachutes and employee stock ownership plans, 401(k) employee benefit plans, etc.) with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

     Notwithstanding the preceding sentence, as a general rule, RREEF believes that all outstanding options plus new options issued cannot be greater than 10% of the fully diluted number of shares, and RREEF will generally vote against proposals to establish equity compensation plans that exceed such 10% threshold.

     In addition, as a general policy, RREEF will vote against option plans that contain so-called "evergreen" formulae.

     In general, RREEF considers on a case-by-case basis proposals to make material amendments (e.g., increase in the number of options, repricing, expansion of plan participants, etc.) to equity compensation plans.

I.   State of Incorporation

     1.   Voting on State Takeover Statutes.
     . RREEF reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

     2.   Voting on Reincorporation Proposals.
     . RREEF reviews proposals to change a company's state or country of incorporation on a case-by-case basis.

J.   Mergers and Corporate Restructurings

     1.   Mergers and Acquisitions.
     RREEF votes on mergers and acquisitions on a case-by-case basis, considering such factors as RREEF may deem relevant.

     2.   Corporate Restructuring.
     . RREEF votes on corporate restructuring proposals (including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales) on a case-by-case basis.

     3.   Spin-offs.
     . RREEF votes on spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     4.   Asset Sales.
     . RREEF votes on asset sales on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     5.   Liquidations.
     . RREEF votes on liquidations on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     6.   Appraisal Rights.
     . RREEF votes for proposals to restore, or provide shareholders with, rights of appraisal.

     7.   Changing Corporate Name.
     .    RREEF votes for changing the corporate name.

K.   Social And Environmental Issues

     In general, RREEF abstains from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

     Effective Date for Proxy Voting Policy and Guidelines: As of August 6, 2003

                      FIDELITY MANAGEMENT& RESEARCH COMPANY
                                     ("FMR")
            PROXY VOTING GUIDELINES FOR FUNDS SUB-ADVISED BY FMR CO.

The following Proxy Voting Guidelines were established in consultation with Fidelity Management & Research Company, the subadviser to the Earnings Growth Fund. These guidelines are reviewed periodically by FMR and by non-interested trustees of Fidelity's Boards of Trustees and, accordingly, are subject to change. The guidelines are current as of March, 2004.

I.     General Principles

       A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

       B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

       C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

       A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

       B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

       C.   Authorization of "Blank Check" Preferred Stock.

       D.   Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.   Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

       E.   Supermajority Provisions.

       F.   Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

       G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

       H.   Transfer of authority from shareholders to directors.

       I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.   Stock Option Plans

       A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                 (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                 a. They are granted by a compensation committee composed
                    entirely of independent directors.

                 b. They are limited to 5% (large capitalization company) and
                    10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                 a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                 b. The repricing is rarely used and then only to maintain
                    option value due to extreme circumstances beyond management's control; and

                 c. The repricing is limited to no more than 5% (large
                    capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

       A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

       B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

       C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

       D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

       E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the restricted stock award exchange proposal excludes senior management and directors;

            2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

            3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.     Other Stock-Related Plans should be evaluated on a case-by-case basis:

       A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

       B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

       C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

       A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

       B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

       A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    Avoidance of Potential Conflicts of Interest

       Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

       FMR applies the following policies and follows the procedures set forth below:

       A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

       B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

       C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

       D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.   Executive Compensation

       FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
       (i) whether the company has an independent compensation committee; and
       (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

       A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.   Incorporation or Reincorporation in Another State or Country

       Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

PART C. OTHER INFORMATION

ITEM 22. EXHIBITS

a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, incorporated by reference herein to Pre-Effective Amendment No. 2 on Form N-14 (File No. 333-47686), filed on December 6, 2000. Amendment dated May 2, 2003, to the Declaration of Trust is incorporated by reference herein to Post-Effective Amendment No. 38, File No. 33-02081, filed on June 3, 2003. Amendments dated September 24, 2003 and March 24, 2004, are incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004.

b) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 18, 2002, are incorporated by reference herein to Post-Effective Amendment No. 37, File No. 33-02081, filed on May 1, 2003.

c)   Not applicable.

d)
     1) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Growth & Income (originally "Stock"), Money Market, Large Cap Growth (formerly "Select Stock", originally "Aggressive Stock"), and Managed Funds (originally "Total Return"), incorporated by reference herein to Post-Effective Amendment No. 4 to this Registration Statement on Form N-1A filed with the Commission in April, 1989. Amendment No. 1 dated May 1, 1997, incorporated by reference herein, to Post-Effective Amendment No. 16 to this Registration Statement on filed with the Commission on May 1, 1997. Amendment No. 2 dated April 23, 1999, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment No. 3 dated November 1, 2000, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment No. 4 dated October 7, 2002, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004. Supplement, dated June, 2003, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004.

     2) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company dated April 12, 1988 relating to the Real Estate Equity and International Equity Index Funds (formerly "International Equities", formerly "International", originally "Special Opportunities") incorporated by reference herein to Post-Effective Amendment No. 3 to this Registration Statement on Form N-1A filed with the Commission in April, 1988. Amendment No. 1 dated May 1, 1997, incorporated by reference herein, to Post-Effective Amendment No. 16 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1997. Amendment No. 2 dated May 1, 1998, relating to the International Equity Index, incorporated by reference herein to Post-Effective Amendment No. 19 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1998. Amendment No. 3 dated April 23, 1999, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment No. 4 dated November 1, 2000, relating to the Real Estate Equity (formerly "Real Estate"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Supplement, dated June, 2003, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004. Form of Amendment No. 5 dated May 1, 2004, filed herewith.

     3) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 15, 1994 relating to the Short Term Bond (originally "Short Term U.S. Bond"), and Small/Mid Cap Growth Funds (formerly "Diversified Mid Cap Growth", originally "Special Opportunities"), incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement on Form N-1A filed with the Commission on March 1, 1994. Amendment No. 1 dated May 1, 1997, incorporated by reference herein, to Post-Effective Amendment No. 16 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1997. Amendment No. 2 dated April 23, 1999, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 3, dated October 1, 2001, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Supplement, dated June, 2003, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004.

     4) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated March 14, 1996 relating to Small Cap Growth, Earnings Growth (formerly "Multi Cap Growth", originally "Mid Cap Growth"), Small Cap Emerging Growth (formerly, "Small Cap Equity", originally "Small Cap Value"), Large/Mid Cap Value II (formerly "Mid Cap Value"), Overseas Equity (formerly "Global Balanced", originally "International Balanced), Overseas Equity B (formerly "International Opportunities"), Large Cap Value B (formerly "Large Cap Value"), Global Bond (originally "Strategic Bond"), and Equity Index Funds incorporated by reference herein to Post-Effective Amendment No. 13 to this Registration Statement on Form N-1A filed with the Commission on April 30, 1996. Amendment No. 1 dated May 1, 1997, incorporated by reference herein, to Post-Effective Amendment No. 16 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1997. Amendment No. 2, dated May 1, 1998, relating to the Equity Index, incorporated by reference herein to Post-Effective Amendment No. 21 to this Registration Statement on Form N-1A filed with the commission on May 3, 1999. Amendment No. 3, dated May 1, 1999, relating to the Mid Cap Value, and Large Cap Value, incorporated by reference herein to Post-Effective Amendment No. 21 to this Registration Statement on Form N-1A filed with the Commission on May 3, 1999. Amendment No. 4 dated April 23, 1999, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 5, dated November 1, 2000, relating to the Small Cap Equity (originally "Small Cap Value"), Global Balanced (originally "International Balanced"), and Global Bond (originally "Strategic Bond"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 6 dated May 1, 2001, relating to the Large Mid Cap Value II (originally "Mid Cap Value") and the Large Cap Value, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 7 dated October 1, 2001, relating to the Small Cap Growth, Mid Cap Growth, and International Opportunities, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment No. 8 dated May 1, 2003, incorporated by reference herein to the Registrant's Form NSAR, File Nos. 33-2081 and 811-04490, filed with the Commission on February 25, 2004. Supplement pertaining solely to Rule 12B-1 Classes, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004. Form of Amendment No. 9 dated May 1, 2004, filed herewith.

     5) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 14, 1998, relating to Mid Cap Value B (formerly "Small/Mid Cap CORE"), High Yield Bond, Bond Index, International Opportunities II (originally "Global Equity"), and Overseas Equity C Funds (formerly "Emerging Markets Equity") incorporated by reference herein to Post-Effective Amendment No. 19 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1998. Amendment No. 1 dated April 23, 1999, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 2, dated October 1, 2001, relating to High Yield Bond and Emerging Markets Equity, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 3 dated October 7, 2002, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004. Supplement pertaining solely to Rule 12B-1 Classes, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004. Form of Amendment No. 4 dated May 1, 2004, filed herewith.

     6) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Aggressive Balanced, Mid Cap Blend, Large Cap Growth B (formerly "Large Cap Aggressive Growth"), Small Cap Value (originally "Small/Mid Cap Value"), Fundamental Value B (formerly "Large Cap Value CORE"), International Opportunities B (originally "International Equity"), Fundamental Growth (originally "Fundamental Mid Cap Growth"), and Fundamental Value Funds (originally "Large/Mid Cap Value"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 1, dated November 1, 2000, relating to the Fundamental Growth (originally "Fundamental Mid Cap Growth"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002. Amendment No. 2, dated May 1, 2001, relating to the Small Cap Value (originally "Small/Mid Cap Value"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment No. 3, dated October 1, 2001, relating to International Equity, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Supplement pertaining solely to Rule 12B-1 Classes, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004. Form of Amendment No. 4 dated May 1, 2004, filed herewith.

     7) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 30, 2001, relating to the Health Sciences Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Supplement pertaining solely to Rule 12B-1 Classes, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004. Form of Amendment No. 1, filed herewith.

     8) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 30, 2003, relating to the Financial Industries, Total Return Bond and Mid Cap Value Funds, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004. Form of Amendment No. 1, filed herewith.

     9)   Reserved.

     10) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Overseas Equity (formerly, "Global Balanced"), and Global Bond Funds, incorporated by reference herein to the Registrant's Schedule 14A, filed with the Commission on September 14, 2000. Amendment dated March 12, 2003, filed herewith. Amendment dated May 1, 2003, filed herewith. Form of Amendment dated October 1, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004. Form of Sub-Investment Management Agreement dated May 1, 2004, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Overseas Equity B Fund (formerly "International Opportunities") and Overseas Equity C Fund (formerly "Emerging Markets Equity"), filed herewith.

     11)  Reserved.

     12) Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated by reference herein to Post Effective Amendment Number 16 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1997. Amendment, dated April 14, 1998, incorporated by reference herein to Post-Effective Amendment No. 19 to this Registration Statement on Form N-1A filed with the Commission on May 1, 1998. Amendment, dated May 1, 2001, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment, dated July 1, 2001, relating to the Equity Index Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment dated June 1, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     13) Sub-Investment Management Agreement, dated May 1, 2004, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Mid Cap Value B Fund (formerly "Small/Mid Cap CORE"), filed herewith.

     14) Sub-Investment Management Agreement, dated March 29, 2004 among John Hancock Variable Series Trust I, SSgA Funds Management Inc. and John Hancock Life Insurance Company, relating to the International Equity Index Fund, filed herewith.

     15) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the High Yield Bond Fund, filed herewith. Amendments dated July 1, 2001, March 12, 2003 and July 1, 2003, respectively, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     16) Sub-Investment Management Agreement dated August 1, 1999, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company, relating to the Overseas Equity C Fund (formerly "Emerging Markets Equity"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment dated March 12, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     17) Interim Sub-Investment Management Agreement, dated December 15, 2003, among John Hancock Variable Series Trust I, Independence Investment LLC, and John Hancock Life Insurance Company, relating to the Fundamental Growth fund (formerly "Fundamental Mid Cap Growth"), incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     18) Sub-Investment Management Agreement, dated May 1, 2004, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company relating to the Fundamental Value B Fund (formerly "Large Cap Value CORE") and the Small Cap Growth Fund filed herewith.

     19) Sub-Investment Management Agreement, dated August 12, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company relating to Fundamental Value (originally "Large/Mid Cap Value"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendments dated July 1, 2002, March 12, 2003 and July 1, 2003, respectively, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     20) Sub-Investment Management Agreement, as amended, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund (originally "Small/Mid Cap Value"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendments dated May 1, 2001, July 1, 2001 and March 12, 2003, respectively, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     21) Sub-Investment Management Agreement, dated October 30, 2002, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, related to the Small Cap Value Fund (originally "Small/Mid Cap Value"), incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     22) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management, Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management, Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment dated March 12, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004. Form of amendment dated October 1, 2003, filed herewith.

     23) Sub-Investment Management Agreement, dated August 1, 2003, among John Hancock Variable Series Trust I, RREEF America L.L.C., and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     24) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment dated March 12, 2003, incorporated by reference herein to Post-

     Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     25) Sub-Investment Management Agreement, dated December 15, 2003, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Growth & Income Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     26) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Managed Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment dated March 12, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     27) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, relating to the Managed Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendment dated March 12, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     28) Sub-Investment Management Agreement, dated May 1, 2001 among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company relating to the Money Market Fund, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendments dated July 1, 2002 and March 12, 2003, respectively, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     29) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, incorporated by reference herein to Post-Effective Amendment No. 13 to this Registration Statement on Form N-1A filed with the Commission on April 30, 1996. Amendment, dated July 1, 2001, incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendments dated April 1, 1999, July 21, 2001, and March 23, 2003, respectively, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     30) Sub-Investment Management Agreement, dated April 29, 1988, among John Hancock Variable Series Trust I, Independence Investment Associates Inc., and John Hancock Life Insurance Company, relating to the Large Cap Growth Fund, filed herewith. Amendment dated March 23, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     31) Sub-Investment Management Agreement, dated April 15, 1994, among John Hancock Variable Series Trust I, Independence Associates Inc., and John Hancock Life Insurance Company, relating to the Short-Term Bond Fund, filed herewith. Amendment dated March 12, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     32) Sub-Investment Management Agreement, as amended, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the Mid Cap Growth Fund (formerly "Small/Mid Cap Growth"), incorporated by reference herein to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on April 12, 2002. Amendments dated July 1, 2001 and March 12, 2003, respectively, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     33) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, related to the Mid Cap Value Fund, is incorporated by reference herein to Post-Effective Amendment No. 37 to this File No., filed with the Commission on May 1, 2003.

     34) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC, and John Hancock Life Insurance Company, related to the Financial Industries Fund, is incorporated by reference herein to Post-Effective Amendment No. 37 to this File No., filed with the Commission on May 1, 2003.

     35) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, related to the Health Sciences Fund, is incorporated by reference herein to Post-Effective Amendment No. 37 to this File No., filed with the Commission on May 1, 2003.

     36) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, related to the Small Cap Emerging Growth Fund, is incorporated by reference herein to Post-Effective Amendment No. 37 to this File No., filed with the Commission on May 1, 2003.

     37) Sub-Investment Management Agreement, dated August 1, 2003, among John Hancock Variable Series Trust I, Standish Mellon Asset Management Company LLC, and John Hancock Life Insurance Company, related to the Bond Index Fund, filed herewith. Amendment dated March 12, 2003, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     38) Sub-Investment Management Agreement, dated August 1, 2003, among John Hancock Variable Series Trust I, RREEF America L.L.C., and John Hancock Life Insurance Company, related to the Real Estate Equity Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     39) Interim Sub-Investment Management Agreement, dated December 15, 2003, among John Hancock Variable Series Trust I, Independence Investment LLC, and John Hancock Life Insurance Company, related to the Large Cap Growth B Fund (formerly Large Cap Aggressive Growth"), incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     40) Sub-Investment Management Agreement, dated August 29, 2004, among John Hancock Variable Series Trust I, Fidelity Management & Research Company, and John Hancock Life Insurance Company, related to the Earnings Growth Fund, filed herewith.

     41) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Pacific Investment Management Company LLC, and John Hancock Life Insurance Company, related to the Total Return Bond Fund, is incorporated by reference herein to Post-Effective Amendment No. 37 to this File No., filed with the Commission on May 1, 2003.

     42) Sub-Investment Management Agreement, dated October 1, 2003, among John Hancock, Variable Series Trust I, John Hancock Advisers LLC, and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     43) Sub-Investment Management Agreement, dated August 1, 2003, among John Hancock, Variable Series Trust I, Pacific Investment Management Company LLC, and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     44) Sub-Investment Management Agreement, dated October 1, 2003, among John Hancock, Variable Series Trust I, Declaration Management and Research LLC, and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

     45) Sub-Investment Management Agreement, dated December 15, 2003, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, related to the Growth & Income Fund, incorporated by reference herein to Post-Effective Amendment No. 39 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed with the Commission on January 16, 2004.

e) (1) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), Incorporated by reference herein to this file 33-2081, filed with the Commission in Post-Effective Amendment No. 14 on Form N-1A on February 28, 1997. Amendment, dated March 24, 2004, incorporated by reference herein to Registrant's Form N-14, filed with the Commission on April 1, 2004.

     (2) Form of Underwriting and Distribution Agreement, dated as of May 1, 2004, by and between the Registrant, on behalf of each of the one or more portfolios of the Registrant listed in Appendix A, and Manulife Financial Securities LLC (the "Series Distributor"), filed herewith.

f)   Not applicable

g) (1) Custodian Agreement between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, included in Post-Effective Amendment No. 10 to this file No. 33-2081, filed on March 2, 1995.

          (2) Form of Amendment, dated as of April 30, 2003 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, is incorporated by reference herein to Post-Effective Amendment No. 38 to this File No., filed on June 3, 2003.

          (3) Form of Amendment, dated April 30, 2004 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, filed herewith.

h) (1) Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company, January 27, 1986, included in Exhibit 9 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986. Amendment dated April 29, 1988, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

(2) Participation Agreement dated April 30, 2004 by and among The Manufacturers Life Insurance Company and the Registrant, filed herewith.

(3) Form of Participation Agreement dated April 30, 2004, by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and the Registrant, filed herewith.

i)   Legal opinion, filed herewith.

j)   (1)  Consent of Ernst & Young LLP, filed herewith.

          (2) Representation of Counsel as to eligibility of Rule 485(b), filed herewith.

k)   Not applicable.

l)   Not applicable.

m) 12b-1 Plan adopted by Registrant on February 24, 2004 for the Series I and Series II Class Shares of the International Equity Index Fund, incorporated by reference from Registrant's Form N-14, filed with the Commission on April 14, 2004.

n) Plan pursuant to 18f-3 adopted by Registrant on February 11, 2004, incorporated by reference from Registrant's Form N-14 filed with the Commission on April 1, 2004. Amendment, dated March 24, 2004, incorporated by reference from Registrant's Form N-14, filed with the Commission on April 14, 2004.

o)   Not applicable.

(p)(1) Code of Ethics, adopted by the John Hancock Variable Series Trust I, John Hancock Life Insurance Company (Registrant's Investment Adviser) and Signator Investors, Inc. (Registrant's Principal Underwriter for NAV class shares), incorporated by reference herein to Post-Effective Amendment No. 34 to this registration statement, File Nos.33-2081 and 811-04490, filed with the Commission on January 31, 2003.

(p)(2) Code of Ethics of Manufacturers Financial Securities LLC (Registrant's Principal Underwriter for Series I and Series II class shares), filed herewith.

(p)(3) Code of Ethics of Declaration Management & Research Company (Subadviser), filed herewith.

(p)(4) Code of Ethics of Independence Investment LLC (Subadviser), filed herewith.

(p)(5) Code of Ethics of John Hancock Advisors, LLC (Subadviser), filed herewith.

(p)(6) Code of Ethics of SSgA Funds Management, Inc. (Subadviser), filed herewith.

(p)(7) Code of Ethics of T. Rowe Price Associates, Inc. (Subadviser), filed herewith.

(p)(8) Code of Ethics of Fidelity Management & Research Company (Subadviser), filed herewith.

(p)(9) Code of Ethics of Wellington Management Company, LLP (Subadviser), filed herewith.

(p)(10) Code of Ethics of Capital Guardian Trust Company (Subadviser), filed herewith.

(p)(11) Code of Ethics of RREEF America LLC (Subadviser), filed herewith.

(p)(12) Code of Ethics of Morgan Stanley Investment Management Inc.(Subadviser), filed herewith.

(p)(13) Code of Ethics of Standish Mellon Asset Management Company LLC (Subadviser), filed herewith.

(p)(14) Code of Ethics of Pacific Investment Management Company (Subadviser), filed herewith.

(p)(15) Code of Ethics of Manulife Financial Securities LLC (Registrant's principal underwriter for Series I and Series II Shares), filed herewith.

p)(16) Diagram of Subsidiaries of John Hancock Financial Services, Inc., incorporated by reference herein from the annual report of John Hancock Financial Services, Inc. filed on Form 10-K (File No. 1-15670) on March 15, 2004.

q) Powers of Attorney for Elizabeth G. Cook, Kathleen F. Driscoll, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan and Robert F. Verdonck, incorporated by reference herein to Form N-14 to File No. 333-69440, filed on September 14, 2001.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Currently, NAV shares of the Registrant are sold only to (1) John Hancock Variable Life Accounts U, V and S, separate investment accounts created pursuant to Massachusetts law, to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"), a stock life insurance company organized under the laws of Massachusetts; (2) John Hancock Variable Annuity Accounts H, U and V, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by John Hancock Life Insurance Company, ("John Hancock"), a life insurance company organized under the laws of Massachusetts; (3) John Hancock Variable Life Account UV, a separate investment account created pursuant to Massachusetts law to fund variable life insurance policies issued by John Hancock; and (4) John Hancock Variable Annuity Account I and JF, separate investment accounts crated pursuant to Massachusetts law to fund variable annuity contracts issued by JHVLICO. (The nine variable accounts are hereinafter referred to as "John Hancock Separate Accounts.") The purchasers of variable life insurance policies and variable annuity contracts issued in connection with the John Hancock Separate Accounts will have the opportunity to instruct JHVLICO and John Hancock, respectively, with regard to the voting of the Registrant's shares held by the Separate Account as to certain matters. Subject to such voting instructions, John Hancock and JHVLICO now directly control the Registrant, and the John Hancock Separate Accounts currently are its sole shareholders. Subsequently, shares of the Registrant may be sold to other separate investment accounts of John Hancock and its affiliated life insurance companies. A diagram of the subsidiaries of John Hancock is incorporated by reference herein to Item 22(q) to this Form N-1A.

Series I and Series II shares of the Registrant will be sold to one or more of the following separate accounts of (i) The Manufacturers Life Insurance Company of New York ("Manulife New York"), a stock life insurance company established under the laws of New York and (ii) The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA"), a stock life insurance company incorporated in Maine on August 20, 1955 and redomesticated under the laws of Michigan on December 30, 1992:

..   Manulife USA Separate Accounts A, H, I, L, M and N, and
..   Manulife New York Separate Accounts A and B.

Manulife New York and Manulife USA hold Registrant's Series I and Series II shares attributable to variable contracts in their respective separate accounts. Theses companies will vote all Series I and Series II shares of the International Equity Index Fund of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940. Manulife USA's service office is located at 500 Boylston Street, Suite 400, Boston,Massachusetts 02116-3739.

The following table lists affiliated companies of Manulife Financial Corporation, the ultimate parent company of Manulife USA and Manulife NY, at December 31, 2003:

                                                             Jurisdiction of
Affiliate                                       % of Equity  Incorporation
-----------------------------------------------------------------------------

Manulife Financial Corporation                     100         Canada
  Jupiter Merger Corporation                       100         Delaware
  The Manufacturers Life Insurance Company         100         Canada
     Manulife Bank of Canada                       100         Canada
     Manulife Financial Services Inc.              100         Canada
     Manulife Securities International Ltd.        100         Canada


                                                               % of   Jurisdiction of
Affiliate                                                      Equity  Incorporation
--------------------------------------------------------------------------------------
Enterprise Capital Management Inc.                               20     Ontario
Cantay Holdings Inc.                                            100     Ontario
FNA Financial Inc.                                              100     Canada
  Elliot & Page Limited                                         100     Ontario
NAL Resources Limited                                           100     Alberta
3550435 Canada Inc.                                             100     Canada
  MFC Insurance Company Limited                                 100     Canada
  FCM Holdings Inc.                                             100     Philippines
Manulife Canada Ltd.                                            100     Canada
1293319 Ontario Inc.                                            100     Ontario
3426505 Canada Inc.                                             100     Canada
Canaccord Holdings Ltd.                                          12.82  British Columbia
Manulife International Capital Corporation Limited              100     Ontario
  Golf Town Canada Inc.                                          43.43  Canada
  Regional Power Inc.                                            80     Canada
                      Addalam Power Corporation/1/               50     Philippines
  Avotus Corp.                                                   10.36  Canada
First North American Insurance Company                          100     Canada
JLOC Holding Company                                             30     Cayman Islands
Opportunity Finance Company                                      30     Cayman Islands
Resolute Energy Inc.                                             11.62  Alberta
Seamark Asset Management Ltd.                                    35.01  Canada
NAL Resources Management Limited                                100     Canada
  1050906 Alberta Ltd.                                          100     Alberta
PK Liquidating Company II, LLC                                   18     Delaware
PK Liquidating Company I, LLC                                    18.66  Delaware
Micro Optics Design Corporation                                  17.69  Nevada
Innova LifeSciences Corporation                                  15.6   Ontario
2015401 Ontario Inc.                                            100     Ontario
2015500 Ontario Inc.                                            100     Ontario
MFC Global Investment Management (U.S.A.) Limited               100     Canada
Cavalier Cable, Inc./2/                                          78     Delaware
2024385 Ontario Inc.                                            100     Ontario
NALC Holdings Inc./3/                                            50     Ontario
Manulife Holdings (Alberta) Limited                             100     Alberta
  Manulife Holdings (Delaware) LLC                              100     Delaware
    The Manufacturers Investment Corporation                    100     Michigan
      Manulife Reinsurance Limited                              100     Bermuda
        Manulife Reinsurance (Bermuda) Limited                  100     Bermuda
      The Manufacturers Life Insurance Company (U.S.A.)         100     Michigan
                      ManuLife Service Corporation              100     Colorado
        Manulife Financial Securities LLC                       100     Delaware
        Manufacturers Securities Services, LLC/4/                60     Delaware
        The Manufacturers Life Insurance Company of New York    100     New York
        The Manufacturers Life Insurance Company of America     100     Michigan
                      Aegis Analytic Corporation               15.41    Delaware

                                                               % of   Jurisdiction of
Affiliate                                                      Equity   Incorporation
-------------------------------------------------------------------------------------
      Manulife Property Management of Washington, D.C., Inc.    100     Wash., D.C.
      ESLS Investment Limited, LLC                               25     Ohio
      Polymerix Corporation                                      11.4   Delaware
      Ennal, Inc.                                               100     Delaware
      Avon Long Term Care Leaders LLC                           100     Delaware
      TissueInformatics Inc.                                     14.71  Delaware
      Ironside Venture Partners I LLC                           100     Delaware
        NewRiver Investor Communications Inc.                    11.29  Delaware
      Ironside Venture Partners II LLC                          100     Delaware
      Flex Holding, LLC                                          27.7   Delaware
        Flex Leasing I, LLC                                      99.99  Delaware
                      Manulife Leasing Co., LLC                  80     Delaware
      Dover Leasing Investments, LLC                             99     Delaware
      MCC Asset Management, Inc.                                100     Delaware
MFC Global Fund Management (Europe) Limited                     100     England
  MFC Global Investment Management (Europe) Limited             100     England
WT (SW) Properties Ltd.                                         100     England
Manulife Europe Ruckversicherungs-Aktiengesellschaft            100     Germany
Manulife International Holdings Limited                         100     Bermuda
  Manulife Provident Funds Trust Company Limited                100     Hong Kong
  Manulife Asset Management (Asia) Limited                      100     Barbados
    P.T. Manulife Aset Manajemen Indonesia                       85     Indonesia
    Manulife Asset Management (Hong Kong) Limited               100     Hong Kong
  Manulife (International) Limited                              100     Bermuda
    Manulife-Sinochem Life Insurance Co. Ltd.                    51     China
    The Manufacturers (Pacific Asia) Insurance Company Limited  100     Hong Kong
    Manulife Consultants Limited                                100     Hong Kong
    Manulife Financial Shareholdings Limited                    100     Hong Kong
    Manulife Financial Management Limited                       100     Hong Kong
    Manulife Financial Group Limited                            100     Hong Kong
    Manulife Financial Investment Limited                       100     Hong Kong
Manulife (Vietnam) Limited                                      100     Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.             100     Philippines
  FCM Plans, Inc.                                               100     Philippines
  Manulife Financial Plans, Inc.                                100     Philippines
P.T. Asuransi Jiwa Manulife Indonesia                            71     Indonesia
  P.T. Buanadaya Sarana Informatika                             100     Indonesia
  P.T. Asuransi Jiwa Arta Mandiri Prima                         100     Indonesia
  P.T. Zurich Life Insurance Company                            100     Indonesia
  P.T. ING Life Insurance Indonesia                             100     Indonesia
Manulife (Singapore) Pte. Ltd.                                  100     Singapore
Manulife Holdings (Bermuda) Limited                             100     Bermuda
    Manulife Management Services Ltd.                           100     Barbados
    Manufacturers P&C Limited                                   100     Barbados
    Manufacturers Life Reinsurance Limited                      100     Barbados
Manulife European Holdings 2003 (Alberta) Limited               100     Alberta
  Manulife European Investments (Alberta) Limited               100     Alberta
    Manulife Hungary Holdings Limited/5/                         99     Hungary
MLI Resources Inc.                                              100     Alberta

                                                               % of   Jurisdiction of
Affiliate                                                      Equity  Incorporation
-------------------------------------------------------------------------------------
  Manulife Life Insurance Company6                               35     Japan
  Manulife Century Investments (Bermuda) Limited                100     Bermuda
    Manulife Century Investments (Luxembourg) S.A.              100     Luxembourg
      Manulife Century Investments (Netherlands) B.V.           100     Netherlands
        Daihyaku Manulife Holdings (Bermuda) Limited            100     Bermuda
        Manulife Century Holdings (Netherlands) B.V.            100     Netherlands
           Kyoritsu Confirm Co., Ltd.7                           90.9   Japan
           Manulife Premium Collection Co., Ltd.8                57     Japan
           Y.K. Manulife Properties Japan                       100     Japan
Manulife Holdings (Hong Kong) Limited                           100     Hong Kong
    Manulife (Malaysia) SDN.BHD.                                100     Malaysia
    Manulife Financial Systems (Hong Kong) Limited              100     Hong Kong
Manulife Data Services Inc.                                     100     Barbados


/1/ Inactive subsidiaries are noted in italics.
/2/ 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance
    Company (U.S.A.).
/3/ 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
/4/ 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers
    Life Insurance Company of New York.
/5/ 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
/6/ 32.6% of Manulife Life Insurance Company is owned by Manulife Century
    Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
/7/ 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
    Company.
/8/ 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century
    Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.


ITEM 24. INDEMNIFICATION

Reference is made to Article VI of the Registrant's By-Laws (Exhibit 23(b)) to this Registration Statement), which provides that the Trust shall indemnify of advance any expenses to the trustees, shareholders, officers, or employees of the Trust to the extent set forth in the Declaration of Trust.

Sections 6.3 through 6.17 of the Declaration of Trust relate to the indemnification of trustees, shareholders, officers and employees and are hereby incorporated by reference herein. It is provided that the Registrant shall indemnify any Trustee made a party to any proceeding by reason of service in that capacity if the Trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify the Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Trust unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of

Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) a majority of quorum the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

Similar types of provisions dealing with the indemnification of the Registrant's officers and directors is included in several exhibits attached to the original filing and subsequent amendments to this Registration Statement: specifically, Sections 14 of the Investment Management Agreements listed in, and incorporated by reference herein to, Exhibits 22(d)(1), (2), (3), (4), (5), (6), (7), (8),
and (9) of this Form. Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to this Registration Statement filed March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among the Registrant, Signator Investors, Inc., and John Hancock Life Insurance Company (Exhibit 6.b to Post-Effective Amendment No. 14 to this Registration Statement filed February 28, 1997).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to any business and other connections of Registrant's investment adviser, John Hancock, is hereby incorporated by reference herein from the section of Part A of this Form N-1A (the "Prospectus") captioned "Management," Item 7 of Part II of John Hancock's Form ADV (filed separately with the Commission (File No. 801-8352)). Information pertaining to any business and other connections of Registrant's sub-investment advisers, Capital Guardian Trust Company ("Capital Guardian"), Declaration Management & Research LLC ("Declaration"), Fidelity Management & Research Company ("FMR"),, Independence Investment LLC ("Independence"), John Hancock Advisers, LLC ("JH Advisers"), Pacific Investment Management Company LLC ("PIMCO"), RREEF America L.L.C. (RREEF), SSgA Funds Management, Inc. ("SSgA") Standish Mellon Asset Management Company LLC ("Mellon"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Van Kampen (Van Kampen is a registered trade name of Morgan Stanley Investment Management, Inc. "Morgan Stanley"), and Wellington Management Company, LLP ("Wellington"), is incorporated by reference herein from the section of the Prospectus captioned "Management" an Item 7 of Part II of the Forms ADV of Capital Guardian (File No. 801-60145), Declaration (File No. 801-35030), FMR (File No. 801-7884), Independence (File No. 801-15908), JH Advisers (File No.801-8124), PIMCO (File No. 801-48187), RREEF America LLC (File No. 801-55209), SSgA (File No. 801-60103), Mellon (File No. 801-28576), T. Rowe
Price (File No. 801-

856), Morgan Stanley (File No. 801-15757), and Wellington (File No.
801-15908), filed separately with the Commission. The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of Capital Guardian, Declaration, FMR, Independence, Advisers, PIMCO, RREEF, SSgA, Mellon, T. Rowe Price, Morgan Stanley, and Wellington are hereby incorporated by reference herein, respectively, from Schedules A and D of John Hancock's Form ADV and from Schedules A and D of the Forms ADV of the sub-investment advisers.

ITEM 26.  PRINCIPAL UNDERWRITERS

     (a) Signator Investors, Inc. ("Signator") acts as principal underwriter and distributor of the Registrant's NAV shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Signator does not act as a principal underwriter, distributor, or investment advisor for any other investment company, except that Signator serves as the principal underwriter for the separate accounts of JHVLICO and John Hancock referred to in the response to Item 24 above.

     (b)(1) With respect to NAV class shares of the Registrant, the name and principal business address of each officer, director, or partner of Signator as well as their positions and offices with Signator are hereby incorporated by reference herein from Schedules A and D of Signator's Form BD (filed separately with the Commission (Firm CRD No. 468)). None of the directors or partners of Signator hold positions with the Registrant.

     (2) With respect to Series I and Series II class shares of the Registrant, Manulife USA is the sole member of Manulife Financial Securities, LLC (MFS
     LLC) and the following officers of Manulife USA have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

     *Principal business office is 73 Tremont Street, Boston, MA 02108

     **Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

     ***Principal business office is 680 Washington Blvd, Stamford, CT 06901


     (c) Not applicable.
---------------------------
/1/ Inactive subsidiaries are noted in italics.
/2/ 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance
    Company (U.S.A.).
/3/ 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
/4/ 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers
    Life Insurance Company of New York.
/5/ 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
/6/ 32.6% of Manulife Life Insurance Company is owned by Manulife Century
    Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
/7/ 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
    Company.
/8/ 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century
    Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Registrant and in such capacity keeps records regarding securities in transfer, bank statements and cancelled checks.

John Hancock, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, will serve as Registrant's transfer agent and investment adviser, and, in such capacities, will keep records regarding shareholders' account records, cancelled stock certificates, and all other records required by Section 31(a) of the Act.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, will serve as Registrant's subadvisor and in such capacity, will keep the records related to transactions of the Overseas Equity Fund, Overseas Equity B Fund (formerly "International Opportuniites), Overseas Equity C Fund (formerly "Emerging Markets Equity"), Managed Fund, and Global Bond Fund.

Declaration Management & Research LLC, 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102, will serve as Registrant's subadvisor and in such capacity, will keep the records related to transactions of the Active Bond Fund.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02109, will serve a Registrant's subadvisor and, in such capacity, will keep the records related to transactions of the Earnings Growth Fund.

Independence Investment LLC, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Growth Fund, Growth & Income Fund, , Managed Fund, Large Cap Growth B Fund (formerly "Large Cap Aggressive Growth"), Fundamental Growth, and Short-Term Bond Fund.

John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Financial Industries Fund and Active Bond Fund.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transaction in the portfolio securities of the Active Bond Fund and Total Return Bond Fund.

RREEF America L.L.C., 875 North Michigan Avenue, 41/st/ Floor, Chicago, Illinois 60611, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transaction in the portfolio securities of the Real Estate Equity Fund.

SSgA Funds Management, Inc., Two International Place, Boston, Massachusetts 02110, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Equity Index Fund and the International Equity Index Fund.

Standish Mellon Asset Management Company LLC, One Boston Place, Suite 024-0344, Boston, MA 02108-4408, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Bond Index Fund.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value B (formerly "Small Mid Cap CORE"), Small Cap Value Fund, and the Growth & Income Fund.

Morgan Stanley Investment Management, Inc. ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Real Estate Equity Fund.

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Fundamental Value B Fund (formerly "Large Cap Value CORE"), Fundamental Value Fund, Mid Cap Growth Fund (formerly "Small/Mid Cap Growth"), Small Cap Emerging Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Health Sciences Fund, High Yield Bond Fund, and the Money Market Fund..

Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C., 20007-5109; serves as counsel to Registrant and, in such capacity, retains certain records of the Trust Governance Committee of Registrant.

ITEM 28. MANAGEMENT SERVICES

Not applicable.

ITEM 29. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 29/th/ DAY OF April, 2004.

     John Hancock Variable Series Trust I


     By:  /s/ Michele G. Van Leer
     Michele G. Van Leer, Chairman and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT OT ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     SIGNATURE                            DATE


     By:  /s/ Raymond F. Skiba
        ------------------------------    April 29, 2004
     Raymond F. Skiba,
      Treasurer (Principal Financial
      and Accounting Officer)


     By:  /s/ Michele G. Van Leer
        ------------------------------    April 29, 2004
     Michele G. Van Leer
     Chairman and Chief Executive Officer

For herself and as attorney-in-fact for:

Elizabeth G. Cook, Trustee

Diane C. Kessler, Trustee

Robert F. Verdonck, Trustee

Hassell H. McClellan, Trustee